As Filed with the Securities and
Exchange Commission on April 28, 1998

                     Registration Statement No. 2-77712

                SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC  20549

                             FORM N-4

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933                                    X


     Pre-Effective Amendment No.
     Post-Effective Amendment No.    24                   X
                              and/or
REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940

     Amendment No.   24                                   X
       (Check appropriate box or boxes).

                       SEPARATE ACCOUNT I
_________________________________________________________________
                    (Exact Name of Registrant)
        Investors Life Insurance Company of North America
__________________________________________________________________
                       (Name of Depositor)

             701 Brazos Street, Austin, Texas  78701
___________________________________________________________________
(Address of Depositor's Principal Executive Offices)     (Zip Code)

Depositor's Telephone Number, including Area Code:     512-404-5040

Roy F. Mitte, President
Investors Life Insurance Company of North America
701 Brazos Street, Austin, Texas  78701
_________________________________________________________________
             (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:  Continuous

It is proposed that this filing will become effective April 30, 1998, pursuant to paragraph (b) of Rule 485.

The Registrant has registered an indefinite number or amount of securities under the Securities Act of 1933 pursuant to Rule
24f-2. The Rule 24f-2 Notice for the most recent fiscal year was filed on February 11, 1998.

The combined prospectuses contained herein also relate to Registration Statement No. 2-84850, pursuant to Rule 429.

CROSS REFERENCE SHEET

Cross Reference sheet pursuant to Rule 495(a) showing location in Prospectus (Part A) and Statement of Additional Information (Part
B) of information required by Form N-4.

                              PART A

Form N-4 Item                                     Prospectus Caption

1.   Cover Page                         Cover Page
2.   Definitions                        Definitions
3.   Synopsis or Highlights             Introduction
4.   Condensed Financial
       Information                      Financial Information
5.   General Description of             Description of the
       Registrant, Depositor              Insurance Company, the
       and Portfolio Companies          Separate Account and
                                          the Fund
6.   Deductions and Expenses            Deductions and Expenses
7.   General Description of             General Description of
      Variable Annuity Contracts         Variable Annuity
                                        Contracts
8.   Annuity Period                     The Annuity Period
9.   Death Benefit                      Death Benefits
10.  Purchases and Contract             Purchases and Contract
       Values                             Values
11.  Redemptions                        Redemptions
12.  Taxes                              Federal Tax Status
13.  Legal Proceedings                  Legal Proceedings
14.  Table of Contents of the           Table of Contents of the
       Statement of Additional            Statement of Additional
       Information                        Information

                              PART B

                                        Statement of Additional
Form N-4 Item                                Information Caption

15.  Cover Page                         Cover Page
16.  Table of Contents                  Table of Contents
17.  General Information                General Information
       and History                        and History
18.  Services                           Services
19.  Purchase of Securities             Purchase of Securities
       Being Offered                      Being Offered
20.  Underwriters                       Principal Underwriter
21.  Calculations of Yield              Yield Quotations of
       Quotations of Money                Money Market Division
       Market Sub-Accounts
22.  Annuity Payments                   Annuity Payments
23.  Financial Statements               Financial Statements
                                             .Separate Account
                                             .Insurance Company

                            PROSPECTUS

                        SEPARATE ACCOUNT I

_________________________________________________________________

                   INDIVIDUAL FLEXIBLE PAYMENT
                    VARIABLE ANNUITY CONTRACTS
                            ISSUED BY
        INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA

___________________________________________________________________

The Individual Flexible Payment Deferred Variable Annuity Contracts (the "Contracts") described in this Prospectus are designed to be used to provide retirement programs for individual purchasers. The Contracts may be issued in connection with retirement plans which qualify for tax benefits under the Internal Revenue Code ("tax qualified Contracts"), as well as retirement plans which do not qualify for tax benefits under the Code ("non-tax qualified Contracts").

This Prospectus sets forth information about Separate Account I and the Contracts that a prospective purchaser ought to know before investing. Additional information about the Separate Account, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission. A copy of the Statement is available upon request and without charge by writing to Investors Life Insurance Company of North America (the "Insurance Company" or "Investors Life"), 701 Brazos Street, Austin, Texas 78701 (a reply form has been included with this Prospectus), or by calling 512-404-5346. The Statement of Additional Information has the same date as the date of this Prospectus, and is incorporated by reference into this Prospectus. A table of contents for the Statement of Additional Information appears on page 50 of this Prospectus.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT
PROSPECTUS OF PUTNAM VARIABLE TRUST.  BOTH PROSPECTUSES SHOULD BE
RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED
UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.  ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

April 30, 1998

                        TABLE OF CONTENTS



ITEM                                                                  PAGE


Definitions                                                             3
Introduction                                                            5
Expense Table                                                           7
Financial Information                                                  11
Description of the Insurance Company, the
  Separate Account and the Fund                                        20
Deductions and Expenses                                                24
General Description of Variable Annuity
  Contracts                                                            28
The Annuity Period                                                     32
Death Benefits                                                         35
Purchases and Contract Values                                          38
Redemptions                                                            41
Federal Tax Status                                                     44
Legal Proceedings                                                      49
Table of Contents of the Statement of
  Additional Information                                               50
Appendix - Examples of Deferred Sales                                  51
  Charge Calculations





          The Contracts are not available in all states.

NO PERSON IS AUTHORIZED BY THE INSURANCE COMPANY TO GIVE INFORMATION OR TO MAKE ANY REPRESENTATION, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OF, OR SOLICITATION OF AN OFFER TO ACQUIRE, ANY INTEREST OR PARTICIPATION IN THE VARIABLE ANNUITY CONTRACTS OFFERED BY THIS PROSPECTUS TO ANYONE IN ANY STATE OR JURISDICTION IN WHICH SUCH SOLICITATION OR OFFER MAY NOT BE MADE LAWFULLY.


                           DEFINITIONS


The following terms as used in this Prospectus have the indicated meanings:

Accumulation Period: The period between the commencement of the first Contract Year and the annuity commencement date.

Accumulation Unit: A unit of measurement used to determine the value of a person's interest under the Contract before Annuity payments begin.

Adjusted Age: The age of the Annuitant which is used to determine the applicable annuity purchase rate. The age is adjusted by either adding or subtracting a specified number of years in order to reflect predicted longevity. The number of years to be added or subtracted depends upon the year of birth of the Annuitant.

Annuity: A contract providing for Annuity Payments varying in amount in accordance with the investment experience of the applicable subdivision of the Separate Account Division selected by the Contract Owner.

Annuitant: The person designated under the Contract as the measuring life for annuity payout options involving life contingencies; normally, the recipient of Annuity Payments.

Annuity Payments:  Periodic amounts payable by the Insurance
Company on and at regular intervals after the annuity commencement date preselected under the Contract.

Annuity Unit: A unit of measurement used to determine the amount of the variable Annuity Payments.

Contract Year: A twelve month period between anniversaries of the Date of Issue of a Contract. The first Contract Year begins on the Date of Issue.

Contribution Year:  A Contract Year in which at least one Purchase
Payment is made.

Fund:  A series of Putnam Variable Trust.  Prior to January 1,
1997, the fund was known as Putnam Capital Manager Trust.

Owner: The person (or other entity) to whom a Contract is issued by the Insurance Company.

Purchase Payment: The dollar amount paid to the Insurance Company by or on behalf of a Contract Owner. The "Net Purchase Payment" is the Purchase Payment reduced by any applicable state premium taxes.

Separate Account: The segregated investment account entitled "Separate Account I" established by the Insurance Company pursuant to Pennsylvania law and registered as a unit investment trust under the Investment Company Act of 1940, as amended. Prior to April 18, 1995, the Separate Account was known as the "CIGNA Separate Account". As a result of the substitution of shares of the Putnam Capital Manager Trust (now known as Putnam Variable Trust) as the underlying investment vehicle, the name of the Separate Account was changed to Separate Account I, effective April 18, 1995.

Separate Account Division: A Division of the Separate Account, the assets of which consist of shares of a specified class of shares of the Fund. Each of the Separate Account Divisions contains two subdivisions, one for funding Contracts issued under tax qualified retirement plans and the other for non-tax qualified Contracts. Each of the subdivisions has its own identified assets and value. References to a Division in this Prospectus include, where the context requires, the appropriate subdivision for a Contract.

Contract Withdrawal Value: The amount payable to the Owner or other payee upon termination of the Contract during the Accumulation Period, other than by reason of the Annuitant's or Owner's death.

Valuation Date: A day on which the net asset value of each share of the Fund is determined.

Valuation Period: Each business day on which the New York Stock Exchange is open for general business, together with any consecutive non-business days immediately preceding such business day and irrespective of whether such exchange is open for general business on each business day, together with any consecutive non-business day, immediately preceding such business day when the Fund values its portfolio securities based upon its determination that there is a sufficient degree of trading in such securities that the net asset value of its shares might be materially affected.

NOTE: All masculine references in this Prospectus are intended to include the feminine gender. The singular context also includes the plural and vice versa where appropriate.


                        INTRODUCTION


The Contracts described in this Prospectus are designed to provide Annuity Payments based on the life expectancy of the Annuitant. Such benefits will begin on a future date which has been preselected under a Contract. Alternative annuity payout options are available, but may be limited by a retirement plan under which a Contract is issued. See "The Annuity Period - Annuity Payout Options", page 32, and "Limitation on Contract Rights", page 29.

The Contracts offer Accumulation Units in up to five Separate Account Divisions. The value of an Accumulation Unit is based on the investment results of the underlying shares of the Fund allocated to applicable subdivisions of the Separate Account Division(s) selected. Similarly, the amount of Annuity Payments will vary based on such underlying investment results. See "The Annuity Period - Annuity Payments", page 32.

The following is a synopsis of certain features of the Contracts, together with a cross-reference to the page in this Prospectus where the purchaser may find a more complete description:

               o The Contracts provide for allocation of Net Purchase Payments to several underlying investment mediums, each with a different investment objective. See "Description of the Fund", page 20.

               o The Contracts provide that, in the event of death of the Annuitant or Owner before Annuity Payments begin, the Insurance Company will pay death proceeds to a named beneficiary. See "Death Benefits", page 35.

               o The Contracts provide that the owner may surrender (redeem) a contract in whole or in part for cash before the annuity commencement date (unless restricted by the retirement plan or applicable Federal tax law) subject to a sales charge. See "Redemptions", page 41 and "Contract Charges", page 24.

              o A penalty tax may be assessed under the Internal Revenue Code in the event of certain early withdrawals. See
          "Federal Tax Status", page 44.

               o The Contracts provide that the annuity rates and contract charges generally may not be changed adversely to a Contract Owner for the duration of his Contract. See
          "Contract Charges", page 24.

               o The Contracts provide for transfer of Contract values among Separate Account Divisions, unless restricted by a retirement plan. See "Description of Contract Rights", page 28.

               o The Contracts include a limited right of cancellation. See "Redemption - Right to Cancel", page 43.


The objective of the Contracts, which may or may not be realized, is to provide relatively level Annuity Payments during periods when the economy is relatively stable and to provide increased Annuity Payments during inflationary and growth periods. The Insurance Company seeks to assist the Contract Owner in accomplishing this objective by making several classes of shares of the Fund available from which the Owner may select underlying investment mediums.
Each such class is based upon a portfolio of Fund investments with a different investment objective. No assurance can be given that the value of a Contract before Annuity Payments begin, or the aggregate amount of Annuity Payments made under a Contract, will equal or exceed the Purchase Payment for a Contract. Thus, the investment risk under a Contract is borne by the Contract Owner.

                          EXPENSE TABLE


The following Expense Table lists the transaction expenses, annual
Contract fee, Separate Account annual expenses, as well as the approximate annual expenses of each Fund of Putnam Variable Trust, related to an investment in each Division of the Separate Account.
Following the Expense Table is an Example which illustrates the cumulative amount of fees and expenses on a hypothetical, one-time investment of $1,000, assuming a 5% rate of return for the stated
time periods.
                                                     Growth
                         Money                       and
                         Market       Income         Income         Voyager
                         Division     Division       Division       Division

A. Contractowner
   Transaction Expenses
   Deferred Sales
   Charge (maximum, as
   a percentage of
   amount Surrendered
   (1)                       7%          7%             7%             7%

   Exchange Fee (2)      $ 5.00       $ 5.00         $ 5.00         $ 5.00

B.   Annual Contract Fee
           (3)           $30.00       $30.00         $30.00         $30.00

C.   Separate Account
     Annual Expenses (as
     a percentage of
     average account
     value)

     Mortality Risk Fee    0.8%        0.8%           0.8%           0.8%
     Expense Risk Fee      0.4%        0.4%           0.4%           0.4%

     Total Separate
     Account
     Annual Expenses       1.2%        1.2%           1.2%           1.2%

D.   Fund Annual Expenses
     (as a percentage of
     Fund average net
     assets) (4)

     Management Fees       0.45%        0.61%          0.47%          0.54%
     All Other Expenses    0.09%        0.08%          0.04%          0.05%
     Total Fund Annual
     Expenses              0.54%        0.69%          0.51%          0.59%



Notes to Expense Table:


(1) Represents maximum deferred sales charge. The percentage is based on the number of full Contract years between the date of a Purchase Payment and the date of withdrawal or first Annuity Payment and ranges from 7% for periods of less than two Contract years to 0% for periods of eight or more Contract years. For additional information, please refer to the section entitled "Contract Charges-Deferred Sales Charge."

(2) The Insurance Company reserves the right to impose this fee for the second and subsequent transfer of Accumulation Units or Annuity Units among Divisions during a Contract year. However, the fee is not currently imposed by the Insurance Company.

(3) The Annual Contract fee is deducted from the value of a Contract on each anniversary of the issue date, during the Accumulation Period. If a Contract Owner participates in more than one Fund under a Contract, only one such fee is deducted annually.

(4) Based on amounts incurred by the applicable Fund of Putnam Variable Trust during calendar year 1997. The inclusion of the 1997 Total Annual Fund Expenses of the applicable Fund of Putnam Variable Trust has been included in this prospectus solely for the purposes of the hypothetical illustration set forth in the Expense Table.
                             EXAMPLES



                                                       Growth
                              Money                    and
                              Market     Income        Income        Voyager
                              Division   Division      Division      Division
If you surrender your
contract at the end of the
applicable time period:

You would pay the following
expenses on a $1,000
investment, assuming 5%
annual return on asset

      1 year                  $ 91.62   $ 93.08        $ 91.33        $ 92.11
      3 years                  114.97    119.49         114.06         116.48
      5 years                  138.41    146.16         136.85         141.00
     10 years                  223.88    240.23         220.58         229.35

If you annuitize at the end
of the applicable time
period:

You would pay the following
expenses on a $1,000
investment, assuming 5%
annual return on assets


      1 year                   $ 91.72    $ 93.08       $ 91.62       $ 92.50
      3 years                   115.27      199.99       114.97        117.68
      5 years                   138.93      146.16       138.41        143.07
     10 years                   224.97      240.23       223.88        233.72

If you do not surrender your contract:

You would pay the following
expenses on a $1,000
investment assuming 5% annual
return on assets

      1 year                    $ 19.48    $ 21.06       $ 19.17      $ 20.01
      3 years                     60.25      65.02         59.29        61.84
      5 years                    103.54     111.56        101.93       106.22
     10 years                    223.88     240.23        220.58       229.35

The purpose of the Expense Table is to assist a prospective purchaser in understanding the various costs and expenses that a Contract Owner will bear directly or indirectly. For further information concerning the Separate Account fees and expenses, please refer to the section of this prospectus entitled "Deductions and Expenses". Additional information pertaining to Fund Annual Expenses is contained in the prospectus of Putnam Variable Trust. In addition to the costs and expenses described above, the Contract may be subject to state premium taxes. For a discussion of premium taxes please refer to the section entitled "Contract Charges-Premium Taxes."


The example is not intended as, and should not be considered, a representation of past or future expenses. Actual expenses may be greater or lesser than those shown.


                      FINANCIAL INFORMATION


1. Accumulation Unit Values (for an Accumulation Unit outstanding throughout the period):

The following information should be read in conjunction with the financial statements of the Separate Account , which are available with the Statement of Additional Information. This historical data for Accumulation Unit Values is not indicative of future performance.


                      MONEY MARKET DIVISION
                          TAX QUALIFIED

YEAR      ACCUMULATION   ACCUMULATION        NUMBER OF
          UNIT VALUE     UNIT VALUE AT       ACCUMULATION
          AT BEGINNING   END OF PERIOD       UNITS OUTSTANDING
          OF PERIOD                          AT END OF PERIOD

  1997    $  2.0665         $  2.1483               684,786

  1996    $  1.9898         $  2.0660               847,412

  1995    $  1.9080         $  1.9894             1,096,192

  1994    $  1.8661         $  1.9074             1,488,534

  1993    $  1.8446         $  1.8659             1,778,411

  1992    $  1.8062         $  1.8444             2,620,375

  1991    $  1.7286         $  1.8059             4,203,167

  1990    $  1.6223         $  1.7281             7,114,568

  1989    $  1.5065         $  1.6218             8,331,835

  1988    $  1.4208         $  1.5057             8,650,876




                  MONEY MARKET DIVISION
                        NON-TAX QUALIFIED

   YEAR      ACCUMULATION        ACCUMULATION   NUMBER OF
             UNIT VALUE AT       UNIT VALUE AT  ACCUMULATION
             BEGINNING OF        END OF PERIOD  UNITS
             PERIOD                             OUTSTANDING AT
                                                END OF PERIOD

  1997      $  2.0518         $  2.1332             1,065,062

  1996      $  1.9756         $  2.0514             1,288,780

  1995      $  1.8944         $  1.9753             1,334,785

  1994      $  1.8548         $  1.8935             1,660,811

  1993      $  1.8335         $  1.8546             2,525,627

  1992      $  1.7954         $  1.8332             3,196,702

  1991      $  1.7181         $  1.7951             3,868,744

  1990      $  1.6124         $  1.7175             5,103,872

  1989      $  1.4973         $  1.6119             5,870,485

  1988      $  1.4122         $  1.4965             6,816,675


                 GROWTH AND INCOME II DIVISION *
                          TAX QUALIFIED

YEAR      ACCUMULATION        ACCUMULATION        NUMBER OF
          UNIT VALUE AT       UNIT VALUE AT       ACCUMULATION
          BEGINNING OF        END OF PERIOD       UNITS
          PERIOD                                  OUTSTANDING AT
                                                  END OF PERIOD

  1997     $  6.1814         $  7.6183             2,818,975

  1996     $  5.1880         $  6.2071             3,277,019

  1995     $  3.8659         $  5.1527             3,699,687

  1994     $  3.8800         $  3.8384             3,672,031

  1993     $  4.1195         $  3.8802             5,709,891

  1992     $  3.7959         $  4.1409             6,907,180

  1991     $  2.7828         $  3.7798             8,510,262

  1990     $  3.0137         $  2.7991            10,978,705

  1989     $  2.3164         $  2.9680            12,887,382

  1988     $  2.2015         $  2.3318            14,392,854


* = As of April 18, 1995, the former Growth and Income Division was merged into the Equity Division and the name of the Equity Division was changed to Growth and Income II Division.



                 GROWTH AND INCOME II DIVISION *
                        NON-TAX QUALIFIED

  YEAR    ACCUMULATION        ACCUMULATION        NUMBER OF
          UNIT VALUE AT       UNIT VALUE AT       ACCUMULATION
          BEGINNING OF        END OF PERIOD       UNITS
          PERIOD                                  OUTSTANDING AT
                                                  END OF PERIOD

  1997    $  5.2962         $  6.5265             1,753,068

  1996    $  4.4442         $  5.3182             2,002,962

  1995    $  3.3094         $  4.4140             2,104,990

  1994    $  3.3224         $  3.2870             1,733,131

  1993    $  3.5222         $  3.3225             2,180,991

  1992    $  3.2453         $  3.5405             2,447,435

  1991    $  2.3781         $  3.2315             2,668,712

  1990    $  2.5758         $  2.3921             3,515,922

  1989    $  1.9798         $  2.5367             4,363,345

  1988    $  1.8816         $  1.9930             5,022,828



* =  As of April 18, 1995, the former Growth and Income
     Division was merged into the Equity Division and the name of the Equity Division was changed to Growth and Income II Division.




                         INCOME DIVISION
                          TAX QUALIFIED


YEAR      ACCUMULATION   ACCUMULATION        NUMBER OF
          UNIT VALUE AT  UNIT VALUE AT       ACCUMULATION
          BEGINNING OF   END OF PERIOD       UNITS
          PERIOD                             OUTSTANDING AT
                                             END OF PERIOD

  1997   $  3.1564         $  3.4066               920,186

  1996   $  3.1355         $  3.1734             1,313,122

  1995   $  2.6495         $  3.1359             1,580,611

  1994   $  2.7613         $  2.6484             2,006,254

  1993   $  2.4922         $  2.7602             2,372,918

  1992   $  2.3148         $  2.4665             3,146,768

  1991   $  2.0194         $  2.3365             3,898,682

  1990   $  1.9064         $  1.9976             4,611,938

  1989   $  1.6895         $  1.9058             5,842,385

  1988   $  1.5889         $  1.6886             6,396,491


                        INCOME DIVISION
                        NON-TAX QUALIFIED

YEAR      ACCUMULATION        ACCUMULATION        NUMBER OF
          UNIT VALUE AT       UNIT VALUE AT       ACCUMULATION
          BEGINNING OF        END OF PERIOD       OUTSTANDING AT
          PERIOD                                  END OF PERIOD

  1997     $  3.1183         $  3.3656             1,981,587

  1996     $  3.0972         $  3.1351             2,394,183

  1995     $  2.6168         $  3.0976             2,678,698

  1994     $  2.7274         $  2.6157             3,034,007

  1993     $  2.4620         $  2.7263             3,998,875

  1992     $  2.2868         $  2.4366             4,270,125

  1991     $  1.9950         $  2.3082             4,705,841

  1990     $  1.8835         $  1.9735             6,081,726

  1989     $  1.6693         $  1.8830             7,317,320

  1988     $  1.5699         $  1.6683             8,266,780



                        VOYAGER DIVISION *
                          TAX QUALIFIED

YEAR      ACCUMULATION        ACCUMULATION        NUMBER OF
          UNIT VALUE AT       UNIT VALUE AT       ACCUMULATION
          BEGINNING OF        END OF PERIOD       UNITS
          PERIOD                                  OUTSTANDING AT
                                                  END OF PERIOD

  1997      $  2.4606         $  3.1215               738,882

  1996      $  2.2334         $  2.4937               751,632

  1995      $  1.6061         $  2.2337               781,624

  1994      $  1.6303         $  1.6261               798,724

  1993      $  1.4965         $  1.6546               825,839

  1992      $  1.3365         $  1.5166               972,470

  1991      $  0.8190         $  1.3366               978,329

  1990      $  0.9012         $  0.8289             1,022,612

  1989      $  0.7563         $  0.8914               992,682

  1988      $  0.6929         $  0.7564               908,009


* = Prior to April 18, 1995, the Voyager Division was named the
Aggressive Equity Division.





                       VOYAGER DIVISION  *
                        NON-TAX QUALIFIED

YEAR      ACCUMULATION        ACCUMULATION        NUMBER OF
          UNIT VALUE AT       UNIT VALUE AT       ACCUMULATION
          BEGINNING OF        END OF PERIOD       UNITS
          PERIOD                                  OUTSTANDING AT
                                                  END OF PERIOD

  1997     $  2.4563         $  3.1160               653,214

  1996     $  2.2298         $  2.4894               633,799

  1995     $  1.6031         $  2.2301               645,524

  1994     $  1.6302         $  1.6231               649,408

  1993     $  1.4965         $  1.6545               767,780

  1992     $  1.3363         $  1.5164               761,087

  1991     $  0.8188         $  1.3364               757,114

  1990     $  0.9011         $  0.8287               781,471

  1989     $  0.7562         $  0.8913               750,969

  1988     $  0.6928         $  0.7563               731,019


* = Prior to April 18, 1995, the Voyager Division was named the
Aggressive Equity Division.



Data for the Voyager Division (formerly the Aggressive Equity
Division), covers the period from March 31, 1987 (commencement of operations) to December 31, 1996.

   2. Money Market Division - Yield Information:

      The Separate Account provides "current yield" and "effective yield" quotations with respect to the Money Market Division. Both yield figures are based on historical earnings and are not intended to indicate future performance. A description of the method used to compute such yield quotations is included in the Statement of Additional Information.

      The "current yield" of the Money Market Division refers to the income generated by an investment in such Division over a particular seven-day period; the particular seven-day period will be stated in the quotation. This income is then "annualized" - that is, the amount of income generated by the investment during the seven-day period is assumed to be earned each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated in a similar manner; however, when annualized, the income earned by an investment in the Money Market
   Division is assumed to be reinvested. Due to the compounding effect of this assumed reinvestment, the "effective yield" will be slightly higher than the "current yield".


   3. Financial Statements:

      The financial statements of the Separate Account and Investors Life Insurance Company of North America are included in the Statement of Additional Information.

             DESCRIPTION OF THE INSURANCE COMPANY,
               THE SEPARATE ACCOUNT AND THE FUND


                     THE INSURANCE COMPANY

Investors Life Insurance Company of North America ("Investors Life") is a stock life insurance company, organized in 1963 under the laws of the Commonwealth of Pennsylvania. In December, 1992, the Insurance Company changed its state of domicile to the State of Washington and merged with its immediate parent company (Investors Life Insurance Company of California). As a result of the merger, Investors Life Insurance Company of North America assumed all of the assets and obligations of Investors Life Insurance Company of California, and Investors Life Insurance Company of North America was the surviving company. In June, 1993, Investors Life merged with its immediate parent company, Standard Life Insurance Company. Investors Life was the surviving entity. As a result, Investors Life became a direct subsidiary of InterContinental Life Corporation, a insurance and financial service holding company. The administrative offices of Investors Life are located at 701 Brazos Street, Austin, Texas 78701. The statutory home office of Investors Life is 2101 4th Ave., Seattle, Washington 98121-2371. Prior to December 28, 1988 the Insurance Company was an indirect wholly-owned subsidiary of CIGNA Corporation.

THE SEPARATE ACCOUNT

The Insurance Company established the Separate Account pursuant to the provisions of the Pennsylvania Insurance Code and has registered it as a unit investment trust under the Investment Company Act of 1940. The Separate Account commenced operations on September 15, 1982.

The Separate Account currently contains four Divisions, one for each class of shares of the Fund. Prior to the substitution of shares of Putnam Variable Trust for shares of CIGNA Annuity Funds group as the underlying funding vehicle for the Separate Account, the Separate Account contained five divisions. In connection with the substitution, the Growth and Income Division was merged into the Equity Division, and the name of that division was changed to Growth and Income II Division. See also, the discussion of the substitution under the caption "Putnam Variable Trust" (page 22). Each Division reflects the investment performance of the specific class of Fund shares allocated to it, and is divided into subdivisions for tax qualified and non-tax qualified contracts, respectively. The Voyager Division (formerly the Aggressive Equity Division) was initially made available under the Separate Account on March 31, 1987.
Each Separate Account Division is administered and accounted for as part of the general business of the Insurance Company; however, the income, capital gains or capital losses of each Division's subdivision are credited to or charged against the assets allocated to that subdivision without regard to other income, capital gains or capital losses of any other subdivision or arising out of any other business the Insurance Company may conduct.

The contractual obligations under the Contracts funded by the Separate Account are assumed by the Insurance Company; however, the investment risk under a Contract is borne by the Contract
Owner.

PUTNAM VARIABLE TRUST

Putnam Variable Trust, formerly known as Putnam Capital Manager Trust, was established to fund variable annuity contracts offered by various insurance companies. Putnam Variable Trust is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. Putnam Variable Trust offers a number of separate portfolios of investments having a variety of investment objectives. Currently, only the following portfolios of Putnam Variable Trust are available under variable annuity contracts offered by this
Prospectus:

      Putnam VT U.S. Government and High Quality Bond Fund (which serves as the underlying funding vehicle for the Income Division) -seeks current income consistent with preservation of capital by investing primarily in securities issued or guaranteed by the U.S. Government or by its agencies or instrumentalities and in other debt obligations rated at least A by a nationally recognized securities rating agency such as Standard & Poors or Moody's Investors Service, Inc. or, if not rated, determined by Putnam Investment Management, Inc. ("Putnam Management") to be of comparable quality.


      Putnam VT Growth and Income Fund (which serves as the underlying funding vehicle for the Growth and Income II Division, formerly known as the Equity Division) - seeks capital growth and current income by investing primarily in common stocks that offer potential for capital growth, current income or both.


      Putnam VT Money Market Fund (which serves as the underlying funding vehicle for the Money Market Division) - seeks as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity by investing in high quality money market instruments.

      Putnam VT Voyager Fund (which serves as the underlying funding vehicle for the Voyager Division, formerly known as the Aggressive Equity Division) - seeks capital appreciation by investing primarily in common stocks of companies that Putnam Management believes have potential for capital appreciation that is significantly greater than that of market averages.

The shares of each Fund of Putnam Variable Trust are purchased by the Insurance Company at net asset value (without sales load) for the corresponding Separate Account Division to support the cash values of the Contracts.

Putnam Management is the investment adviser to Putnam Variable Trust. Putnam Management is owned by Marsh & McLennan Companies, Inc., a publicly owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.



Putnam Management has agreed to reimburse the Insurance Company for certain costs that it will incur in connection with the servicing of Contracts. The amount of this reimbursement is equal to 25% of the effective management fee received by Putnam Management with respect to assets allocated by the Insurance Company to the applicable Fund of Putnam Variable Trust, plus an annual rate of one basis point times the average daily net assets allocated during the computation period by the Insurance Company
to Putnam Variable Trust.     As of April 10, 1998, the
reimbursement arrangement was terminated by mutual agreement between Putnam Management and the Insurance Company. <R/>

The prospectus of Putnam Variable Trust, which accompanies this Prospectus, contains a more complete description of the investment objectives, including attendant risks, of each portfolio of Putnam Variable Trust. In considering the purchase of the Contracts offered in this Prospectus, you should read the prospectus of Putnam Variable Trust carefully.

                          VOTING RIGHTS
The Insurance Company is the owner of record of the shares of each series of shares of Putnam Variable Trust. It will vote such shares held in each Separate Account Division at regular and special meetings of shareholders of Putnam Variable Trust in accordance with instructions received from persons having an interest in such series of Putnam Variable Trust shares.

During the Accumulation Period, owners of Contracts shall have a voting interest with respect to their accounts. During the Annuity Period, the person entitled to variable Annuity Payments will be the person having such voting interest.

Each person having a voting interest in shares of Putnam Variable Trust attributable to a Contract will initially be allowed to vote the number of Accumulation Units credited to a Contract under the Separate Account Division composed of such Putnam Variable Trust shares. Persons receiving Annuity Payments will be allowed an equivalent vote which shall be determined by dividing the value of the reserve maintained in such Separate Account Division to meet the annuity obligations, by the value of an Accumulation Unit. Since voting power is determined by the Separate Account Division Contract value, such power will normally diminish during the annuity payout phase.

After votes are tabulated, the Insurance Company will then determine the number of shares of Putnam Variable Trust owned by the Separate Account to be voted affirmatively in accordance with the proportion of affirmative votes received to the total number of votes received from persons having a voting interest in such shares. Negative votes will be similarly determined.

Assets may also be maintained in Separate Account Divisions with respect to contracts other than those offered by this Prospectus, and votes attributable to such other contracts will be computed in the same manner.

                     DEDUCTIONS AND EXPENSES


A. CONTRACT CHARGES:

The following deductions are made under the Contracts:


     Administrative Expense: The Insurance Company deducts an Annual Contract Fee of $30 from the Contract value on each anniversary of the issue date during the Accumulation Period. Accumulation Units will be reduced proportionately on each anniversary date to reflect this charge. No Annual Contract Fee is deducted in the event of a full surrender or death benefit settlement prior to the anniversary date.

          The Insurance Company reserves the right to increase the administrative expense charge by $5 for the second and each subsequent transfer of Accumulation Units among Separate Account Divisions during the Contract year (the "Exchange Fee"). This charge may also be imposed for the second and each subsequent transfer of Annuity Units among Separate Account Divisions during the Contract year. However, there is no present intent to assess a charge for transfer, and notice will be given to Contract Owners prior to imposition of this charge.

          The Insurance Company's administrative expenses include salaries, rent, postage, telephone, travel, legal, administrative, actuarial and accounting fees, periodic reports, office equipment, stationary and custodial expenses. The administrative expense charge is not anticipated to exceed the expenses to be incurred by the Insurance Company for administration of the Contracts.

   Premium Taxes: Premium taxes ranging from .5% to 3% are currently imposed by certain states and municipalities on payments made under annuity contracts. Under deferred Contracts, any premium tax will be deducted either from the Purchase Payment or from the Accumulation Value upon annuitization, as determined in accordance with applicable law.

    Deferred Sales Charge: The Contracts include a deferred sales charge, which is assessed against amounts withdrawn during early Contract Years. The charge also applies at the time Annuity Payments begin, unless (a) the first
    Annuity Payment begins after the tenth Contract Year, (b) the first Annuity Payment begins after the fifth Contract Year and the Annuitant has attained age 59-1/2 at such time or (c) Annuity Payments are being made as part of the Death Proceeds during the Accumulation Period or as part of a distribution upon death of the Owner during the Accumulation Period.

        The charge is based on the number of full Contract Years between the date of a Purchase Payment and the date of withdrawal or first Annuity Payment, and ranges from 7% for periods of less than 2 Contract Years to 0% for periods of 8 or more Contract Years. The amount subject to deferred sales charges is allocated to each Contribution Year, to determine the applicable percentage charge. In no event will this charge exceed 7% of the amount of Purchase Payments accepted by the Insurance Company for a Contract. See Appendix, pages 52 to 56 for a more complete description of this charge, including examples.

        In determining the amount of the charge, the Insurance
    Company assumes that purchase payments are withdrawn on a "first in - first out" basis; this assumption can not be used for purposes of determining federal income tax liability.

        Exempt Accumulation Value:  If, after the first
    Contract Year (a) a withdrawal request is received or Accumulation Value is applied to provide an annuity payout and (b) no other withdrawal request has been received by the Insurance Company during the Contract
    Year of withdrawal or first Annuity Payment, then up to 10% of Accumulation Value will be exempt from a sales charge. Such exempt Accumulation Value will be determined as of the Valuation Date coincident with or next following the date that the written request for withdrawal is received by the Insurance Company at its Home Office or the date that Accumulation Value is applied to provide an annuity payout, as applicable.


        With respect to Contracts issued in connection with an Exchange Offer dated February 25, 1987, the Deferred Sales Charge is not applicable to that portion of the Accumulation Value applicable to amounts transferred to a Contract in accordance with the provisions of such Exchange Offer. The Exchange Offer was made available during the period from February 25, 1987 to March 23, 1987 by the Insurance Company to certain certificate holders under group fixed annuity contracts issued by the Insurance Company, or by Life Insurance Company of North America (a former affiliate of the Insurance Company), to employers maintaining retirement plans which meet the requirements of section 403(b) of the Internal Revenue Code. The Exchange Offer applies only to amounts so transferred as of April 6, 1987.

        The Deferred Sales Charge is made as a means for the Insurance Company to recover expenses incurred in connection with distribution of the Contracts when a withdrawal is made, or Annuity Payments commence, during early Contract Years. Because the Contracts are normally purchased for the long term, the Insurance Company expects to recover such expenses over time. Amounts anticipated to be collected by this means may, however, be insufficient to reimburse the Insurance Company for its anticipated distribution expenses. Amounts from the Company's general account assets (including the profits, if any, from the Mortality and Expense Risk Deduction) may be used to cover such expenses.


    Mortality and Expense Risk Deduction: The Insurance Company makes a daily charge of 0.0000327 of the value of the assets in each subdivision of the Separate Account (1.2% on an annual basis, consisting of approximately 0.8% for mortality risks (the "Mortality Risk Fee") and approximately 0.4% for expense risks (the "Expense Risk Fee")).

        The Insurance Company's assumption of mortality risk arises from its contractual obligation to make Annuity Payments to each Annuitant regardless of how long he lives and how long all annuitants as a group live. Also, the Insurance Company assumes mortality risk because of annuity rates in the Contracts, which cannot be increased; and, if the Annuitant should die during the Accumulation Period, the Insurance Company is at risk that the Accumulation Value may not equal the Death Proceeds.

        The Insurance Company also assumes the risk that the amounts deducted for sales and administrative expenses may be insufficient to cover the actual cost of such items.



The above-described deductions may be modified by the Insurance
Company to the extent required by applicable federal or state law. However, except as described above, the deductions may not be modified by the Insurance Company.


B.  EXPENSES AND RELATED INFORMATION:

The Contracts are sold by licensed insurance agents of the Insurance Company who are also registered representatives of broker/dealers who have sales agreements with the Insurance
Company and the principal underwriter, ILG Securities
Corporation.

The sales agreements between the principal underwriter and broker/dealers provide for commissions as a percentage of purchase payments. The percentage depends upon the type of purchase payment (first contract year, renewal, lump sum or increase), and ranges from 2-1/4% to 9%.

Registered representatives of ILG Securities Corporation may also sell the Contracts.

In connection with the distribution of the Contracts, the Insurance Company may pay servicing fees to certain broker/dealers who agree to provide ongoing Contract Owner administrative services. No such fees are currently being paid. No charges are separately assessed under the Contracts, nor are deductions made from the Separate Account for these costs.

The expenses of the Separate Account consist of the mortality and expense risk deduction described under "Contract Charges", above.
As a percentage of average net assets, this expense is 1.2% on an annual basis.

The prospectus of Putnam Variable Trust describes the expenses and fees which are paid out of the assets of portfolios used to fund the Separate Account. For a discussion of such expenses and fees, please refer to the prospectus of Putnam Variable Trust.



     GENERAL DESCRIPTION OF VARIABLE ANNUITY CONTRACTS


Description of Contract Rights: The Contracts provide certain rights during the Accumulation Period, the Annuity Period and upon death of the Owner or Annuitant:

             a. Accumulation Period: During the Accumulation Period, the Owner of a Contract has the right to:

                    change the beneficiary for death proceeds;
                    surrender the Contract in whole or in part
                     for its Withdrawal Value;
                    change the annuity payout option;
                    change the death benefit payout option;
                   transfer Contract values between Separate
                                          Account Divisions;
                   instruct the Insurance Company as to voting
                                          of Fund shares;
                   cancel the Contract by returning it to the
                     Insurance Company within 10 days after
                     receipt;
                   change the designated Separate Account
                     Division for allocation of future
                     contributions;
                    change the date Annuity Payments commence
                     (not later then Annuitant's age 75; an
                     earlier age may be required in connection with certain Contracts issued to tax qualified plans);
                    change the payee to receive Annuity
                     Payments;
                    assign ownership rights under the Contract,
                     upon advance written notice to the
                     Insurance Company.


              b. Annuity Period: During the Annuity Period, the Owner of a Contract has the right to:

                    transfer Contract values between Separate
                     Account Divisions;
                    change the payee to receive Annuity
                     Payments, during the lifetime of Annuitant;
                    change the beneficiary under any Annuity
                     Payout Option which provides for a death benefit upon death of the Annuitant;
                     change may be made only during lifetime of the Annuitant;
                    instruct the Insurance Company as to voting
                     of Fund shares.


c.   Death Benefits - Accumulation Period:

                  In the event death benefit proceeds become payable during the Accumulation Period, the Beneficiary designated by the Owner is entitled to payment of such proceeds. If no designated Beneficiary survives the Annuitant and no other designation is provided, the Owner shall be the Beneficiary, if he survives the Annuitant; otherwise, the Owner's estate shall be the Beneficiary.

                  If no Annuity Payout Option has been selected by the Owner for death benefit proceeds, and if the Insurance
         Company has not previously made a lump sum payment, the beneficiary may choose an Annuity Payout Option for receipt of such proceeds.

    d.   Death Benefits - Annuity Period:

                  If the Annuitant dies while receiving Annuity Payments, the remaining payments, if any, will be payable to the Beneficiary designated by the Owner. However, if Annuity Payments are being paid to a Beneficiary as a death benefit, and such Beneficiary dies, the Beneficiary's estate shall be entitled to receive payment of any remaining proceeds.

                  In the case of Contracts which are subject to the requirements of section 72(s) of the Internal Revenue
         Code (See "Death Benefits - Required Distribution Provisions"), the Contracts provide that if the Owner dies while the Annuitant is receiving Annuity Payments, the Annuitant is entitled to receive the remaining payments.


Limitation on Contract Rights: The Contracts may be issued pursuant to a tax qualified or non-tax qualified plan or trust. Such plan or trust may limit the exercise by participants in the plan or trust of certain rights granted by the Contract to Owner, Annuitant or Beneficiary. For example, although the Contracts permit redemption of all or part of their value prior to the time Annuity Payments begin, the plan or trust may not permit the Owner to exercise such right. Certain plans or trusts may require that the Owner acquire a 100% vested or nonforfeitable interest in the benefits provided by the plan or trust before he may exercise any of the rights provided by the Contract. The provisions of the plan or trust instrument should be referred to in connection with the Contracts.

In addition, assignment of interests under a Contract is prohibited when the Contracts are used to fund retirement plans qualified under sections 401, 403(a), 403(b) or 408 of the Internal Revenue Code, unless the Owner is other than the Annuitant or the Annuitant's employer.

Contracts issued in connection with Individual Retirement Annuity plans (qualified under section 408 of the Internal Revenue Code) provide that the amount of premiums in any taxable year of the Owner may not exceed the lesser of $2,000 or 100% of "compensation" for such year; this limitation does not apply to amounts which are treated as "IRA rollovers" under the Code.


Transfers Between Separate Account Divisions: Once each Contract Year, the Owner may elect to transfer all or a portion of Contract value to one or more of the other Separate Account Divisions, without charge. The Owner may also elect to make additional transfers of Contract value(s) between Separate Account Divisions each Contract Year; however, the Insurance Company reserves the right to limit transfers to one per Contract Year and to assess a $5 charge for each transfer after the first during a Contract Year. In either event, written notice will be provided to all Contract owners.

All elections to transfer must be in writing, signed by the Owner and received by the Insurance Company.

No transfer of Separate Account Divisions is permitted: (i) within 30 days of Annuity Commencement Date; (ii) if it would result in applying the value of a Contract to more than five Separate Account Divisions, (iii) if prohibited by state law; or
(iv) if prohibited by the applicable retirement plan.

The number of Accumulation Units credited in the newly elected
Separate Account Division(s) will be equal to the dollar value of the amount transferred divided by the current value of one
Accumulation Unit in such newly elected Division(s).

The number of Annuity Units credited in a newly elected Division will be determined by multiplying the number of Annuity Units in each Division to be transferred by the current value of one such Annuity Unit in the newly elected Division.

Contract Owners (and Payees) who contemplate making a transfer should first carefully consider their annuity objectives and investment objectives of the current and proposed underlying classes of Fund shares. Frequent transfers may be inconsistent with the long-term objectives of the Contracts.

Substituted Securities:

If any class of Fund shares should become unavailable for purchase by the Insurance Company, or if in the judgment of the Insurance Company further investment in such class is no longer appropriate in view of the purposes of the Separate Account, there may be substituted therefor other shares or classes of shares of a mutual fund which will be described in the Prospectus by amendment or revision and net Purchase Payments received after a date specified by the Insurance Company may be applied to the purchase of other shares or classes of shares of such fund. In either event, prior approval by the affected Separate Account Division shall be obtained. No substitution for shares or classes of shares of a fund not described in this Prospectus will be made without the prior approval of the Securities and Exchange Commission.


Change in Operations:

The Insurance Company may also sell other forms of variable annuity contracts from time to time, such as group contracts and flexible payment individual contracts, which provide benefits that vary in accordance with the investment experience of the particular Separate Account Division in which they participate. In addition, the Insurance Company may create new Divisions of the Separate Account to provide additional funding options to Contract Owners. No assurance can be given that any new Divisions, if created, will be made available to Contract Owners. The Contracts limit to five (5) the maximum number of Divisions which may be selected.

The Insurance Company reserves this right to amend the Contracts to meet the requirements of the Investment Company Act of 1940, or other applicable federal or state laws or regulations.



Contract Owner Inquiries: The Owner of a Contract should direct all inquiries to: Investors Life Insurance Company of North
America, Customer Service Department, 701 Brazos Street, Austin,
Texas 78701.

Reports: The Owner, or Annuitant as applicable, will receive notice of all Fund shareholder meetings. A Fund report and a statement of account as to the value of the accumulation units held under the Contract will be furnished annually to the Owner. A Separate Account report will be furnished semi-annually.



                       THE ANNUITY PERIOD


Annuity Commencement Date: Annuity payments will begin on the first day of the calendar month selected by the Owner. The selected date may be as early as the 50th birthday of the Annuitant, but may not be later than the 75th birthday of the Annuitant, except where otherwise agreed to by the Insurance Company. The selection of an annuity commencement date may also be affected by the terms of a retirement plan or trust under which a Contract is issued. Contracts issued in connection with Individual Retirement Annuity plans (qualified under section 408 of the Code) provide that payments must commence not later than the end of the taxable year in which the Annuitant attains age 70-1/2. For Contracts issued in connection with tax sheltered (section 403(b)) annuity plans, the Internal Revenue Code requires that distributions must commence no later than the year the Annuitant attains age 70-1/2 (or the year the Annuitant retires with respect to years beginning prior to January 1,
1989);  these provisions apply to benefits accruing under a
section 403(b) annuity contract after December 31, 1986. Unless otherwise instructed by the Owner, the annuity commencement date is the Contract anniversary nearest the Annuitant's age 65.

Annuity Payments: The level of annuity payments is based on (i) the table specified in the Contract which reflects the adjusted age of the Annuitant, (ii) the type of annuity payout option selected and (iii) the investment performance of the underlying Fund shares selected. The amount of annuity payments will not be affected by adverse mortality experience or any increase in the expenses of the Insurance Company in excess of the charges made under the Contract. If the Insurance Company is required to withhold certain amounts from annuity payments, in compliance with Federal or State tax law relating to collection of income taxes at the source of payment, the amount so required will be deducted from each payment.


                 Special Note for California Contracts:
         Certain Contracts which are issued subject to California law contain annuity tables which reflect the adjusted age and sex of the Annuitant. The Insurance Company issues this type of contract where issuance is not known by the Company to be part of an employer-sponsored plan.


Annuity Payout Options: The Owner may elect to have Annuity Payments made under any one of the Annuity Payout Options described below. In addition, the Annuity Payout Options may be selected for payout of the Death Proceeds during the Accumulation Period, upon the death of the Annuitant or Owner, as applicable. A change of option is permitted if made at least 30 days before the date Annuity Payments are to commence. In the absence of an election, Annuity payments will be made in accordance with Option 2 below with 120 monthly payments certain (10-year period). Annuity payments will be paid monthly except that (i) proceeds of less than $3,000 will be paid in a single sum or (ii) a schedule of payments payable monthly may be changed to avoid payments of less than $20.

Option 1 - Life Annuity: An annuity payable monthly during the lifetime of the Annuitant and terminating with the last monthly payment preceding the death of the Annuitant. There is no guarantee of a minimum number of payments or provision for a death benefit for beneficiaries. IT WOULD BE POSSIBLE UNDER THIS OPTION TO RECEIVE ONLY ONE ANNUITY PAYMENT IF THE ANNUITANT DIES BEFORE THE DUE DATE OF THE SECOND ANNUITY PAYMENT, TWO IF DEATH OCCURS BEFORE THE DUE DATE OF THE THIRD ANNUITY PAYMENT DATE, AND SO ON.

Option 2 - Life Annuity with Annuity Payments Guaranteed for a Designated Period: An annuity payable monthly during the lifetime of the Annuitant. If, at the death of the Annuitant, payments have been made for less than the designated period, any unpaid Annuity Payments will be paid to the end of the designated period. Such period may be (a) 10 years, (b) 15 years, or (c) 20 years.

Option 3 - Unit Refund Life Annuity: An annuity payable monthly during the lifetime of the Annuitant, terminating with the last Annuity Payment due before the death of the Annuitant. An additional payment, less any amounts required to be withheld for taxes, may then be payable. Such payment at death will be equal to the dollar value of a number of annuity units equal to (a) minus (b), if such difference is positive, where:


         total amount applied under the Option at the
(a) =    annuity commencement date
              -------------------------
         annuity unit value at the annuity commencement date


                  number of annuity units represented by each
         (b) =    monthly Annuity Payment paid times the number of
         monthly annuity payments made.

Option 4 - Joint and Last Survivor Annuity: An annuity payable monthly during the joint lifetime of the Annuitant and a designated second person, and thereafter during the remaining lifetime of the survivor. AS UNDER OPTION 1, THERE IS NO MINIMUM
NUMBER OF GUARANTEED ANNUITY PAYMENTS UNDER THIS OPTION.

Option 5 - Joint and Two-thirds Survivor Annuity: An annuity payable monthly during the joint lifetime of the annuitant and a designated second person and continuing during the lifetime of the survivor in a reduced amount which reflects two-thirds of the number of annuity units in effect during such joint lifetime. AS UNDER OPTION 1, THERE IS NO MINIMUM NUMBER OF GUARANTEED ANNUITY PAYMENTS UNDER THIS OPTION.

Option 6 - Payments for a Designated Period: An annuity payable monthly for a designated number of years from 5 to 30. In the event of the Annuitant's death prior to the end of the designated period, Annuity Payments will be continued during the remainder of such period. ANNUITY PAYMENTS UNDER THIS OPTION ARE BASED UPON THE PAYMENT OF THE MORTALITY AND EXPENSE RISK DEDUCTION, EVEN THOUGH THERE IS NO LIFE CONTINGENCY RISK ASSOCIATED WITH THIS OPTION.

Determination of Monthly Annuity Payments: A description of the method for determining the first and subsequent annuity payments is included in the Statement of Additional Information. The Contracts contain tables indicating the dollar amount of the first monthly Annuity Payment which can be purchased with each $1,000 of value accumulated under the Contract. These tables include an assumed interest rate of 6% per annum. This 6% assumed rate is the measuring point for subsequent Annuity Payments. If the actual net investment rate (on an annual basis) remains constant at 6%, the Annuity Payments will remain constant. If the actual net investment rate exceeds 6%, the Annuity Payments will increase at a rate equal to the amount of such excess. Conversely, if the actual rate is less than 6%, Annuity Payments will decrease.


                 Special Note for New Jersey Contracts:
         Contracts subject to New Jersey law contain tables indicating an amount of first monthly annuity payment based on an assumed interest rate of 5% rather than 6%.

The objective of the Contracts is to provide benefit installments which will increase at a rate sufficient to maintain purchasing power at a constant level. For this to occur, the actual net investment rate must exceed the assumed rate of 6% (5% for New Jersey Contracts) by an amount equal to the rate of inflation.
Of course, no assurance can be made that this objective will be met. If the assumed interest rate were to be increased, Annuity Payments would start at a higher level but would increase more slowly or decrease more rapidly. Likewise, a lower assumed interest rate would provide a lower initial payment with greater increases or lesser decreases in subsequent Annuity Payments.

Transfer During the Annuity Period: For a description of the Contract provisions applicable to transfers between Separate
Account Divisions, refer to "General Description of Variable
Annuity Contracts - Transfers Between Separate Account
Divisions".


                          DEATH BENEFITS


Accumulation Period: If the Annuitant dies during the Accumulation Period, and prior to the death of the Owner (if the Owner is an individual other than the Annuitant), death benefit proceeds will be equal to the Accumulation Value of the Contract determined on the valuation date coincident with or next following the date due proof of the Annuitant's death is received by the Insurance Company. However, if death occurs before age 75, while the Owner (if other than the Annuitant) is living and before Annuity Payments begin, the Insurance Company guarantees that the death proceeds will not be less than the amount of Purchase Payments made under the Contract, less a reduction for prior redemptions.

The amount of death benefit proceeds payable to a Beneficiary will be reduced by an applicable state premium taxes and by any amounts required to be withheld for Federal or State income taxes.

The Owner may designate the Annuity Payout Option for death benefit proceeds. If no such Option is in effect at the time death benefit proceeds are to be paid, the proceeds will be payable either (i) in a single sum or (ii) under an Annuity Payout Option selected by the Beneficiary. In the absence of such an election by the Beneficiary, the proceeds will be paid in a single sum.

Annuity Period: If the Annuitant dies after the commencement of Annuity Payments, the death proceeds, if any, will depend upon the Annuity Payout Option in effect at the time of death. Under Options 2, 3 or 6, any remaining payments will be made to the Beneficiary during the designated period. However, if Annuity Payments are being made as a death benefit to a Beneficiary, and such Beneficiary dies, the present value of the remaining payments under Options 2, 3 or 6 will be paid in a lump sum (at an interest rate of 6% for Options 2 and 6) to the Beneficiary's estate.

Required Distribution Provisions (Applicable to Contracts other than Contracts owned by the sponsor of a retirement plan qualified under section 401(a) or 403(a) of the Internal Revenue Code, Contracts issued in connection with a tax sheltered annuity plan under Section 403(b) of the Internal Revenue Code, or Contracts issued in connection with an Individual Retirement Arrangement under Section 408 of the Internal Revenue Code):

Under the provisions of section 72(s) of the Internal Revenue Code, the contracts described in this section must contain specific rules for distribution of the value of the Contract in the event of the Owner's death. Contracts issued by the Insurance Company which are subject to the requirements of section 72(s) will include the following provisions:

        Accumulation Period - If the Owner of the
         Contract and the Annuitant is the same person, the Contract provides that if the Owner dies before annuity payments commence, death proceeds must be distributed to the designated beneficiary within 5 years after death of the Owner/Annuitant. Alternatively, if the designated beneficiary is a natural person, such proceeds may be distributed over the life of such beneficiary, or a period not extending beyond the life expectancy of such beneficiary. In this event, payments to the beneficiary must commence not later than one year after the death of the Owner/Annuitant (or such later date as permitted under regulations to be issued by the Secretary of Treasury). The amount of such death proceeds is determined as described in "Death Benefits -
         Accumulation Period", above.

           If the Owner of the Contract is a corporation or other non-individual, section 72(s), as amended by the Tax Reform Act of 1986, provides that the primary annuitant (as defined in the Code) shall be treated as the Owner of the Contract for purposes of the required distribution provisions. Thus, the death of the primary annuitant will result in application of the distribution requirements described in the preceding paragraph.

             Where the Owner of the Contract is an
         individual other than the Annuitant, the Contract provides that if the Owner dies before the Annuitant and before annuity payments commence, death proceeds will be equal to the accumulation value of the Contract determined on the valuation date coincident with or next following the date proof of the Owner's death is received by the Insurance Company. However, if the death of the Owner occurs prior to his age 75 and before annuity payments begin, the Insurance Company guarantees that the death proceeds cannot be less than the amount of the Purchase Payment made under such Contract, less a reduction for any prior redemptions. The amount of death proceeds payable to a beneficiary will be reduced by applicable state premium taxes and by any amounts required to be withheld for Federal or State income taxes. The amount of such death proceeds must be distributed to the designated beneficiary within 5 years after death of the Owner. Alternatively, if the designated beneficiary is a natural person, such proceeds may be distributed over the life of such beneficiary, or a period not extending beyond the life expectancy of such beneficiary. In such event, payments to the beneficiary must commence not later than one year after the death of the Owner (or such later date as permitted under regulations to be issued by the Secretary of Treasury). The Contract also provides that if the designated beneficiary is the surviving spouse of the Owner, no death proceeds shall be payable at the death of the Owner, and such spouse shall become the owner of the Contract. If the death proceeds are payable on account of death of the Owner, then no death proceeds are payable upon the subsequent death of the Annuitant.

                 Annuity Period - If the owner of the Contract and the Annuitant is the same person, the Contract provides that if the Owner dies after annuity payments commence, the remaining payments under the Contract must be paid at least as rapidly as under the method of payment in effect on the date of death of the Owner.

                  If the Owner of the Contract is a corporation or other non-individual, section 72(s), as amended by the Tax Reform Act of 1986, provides that the primary annuitant (as defined in the Code) shall be treated as the Owner of the Contract for purposes of the required distribution provisions.
         Thus, the death of the primary annuitant will result in the application of the distribution requirements described in the preceding paragraph.

                  Where the Owner of the Contract is an individual other than the Annuitant, the Contract provides that if the Owner dies after annuity payments commence (or after the death of the Annuitant while payments are being made to a beneficiary), the remaining payments must be paid out at least as rapidly as under the method of payment in effect on the date of death of the Owner.


                  PURCHASES AND CONTRACT VALUES


How to Purchase a Contract:


The Contracts are sold by licensed insurance agents of the Insurance Company who are also registered representatives of broker/dealers which have sales agreements with ILG Securities Corporation and the Insurance Company. Registered representatives of ILG Securities Corporation may also sell the Contracts. The principal underwriter of the Contracts is ILG Securities Corporation. ILG Securities Corporation is an indirect, wholly-owned subsidiary of InterContinental Life Corporation. The Insurance Company is a direct wholly-owned subsidiary of InterContinental Life Corporation. The principal business address of ILG Securities Corporation is 701 Brazos Street, Austin, Texas 78701.

A Contract may be purchased by delivering a completed application, including Purchase Payment allocation instructions, such other forms as the Insurance Company requires and the Purchase Payment, where applicable, to the soliciting agent who will forward such payment and forms to the Insurance Company.

If the application is complete and correct upon receipt by the Insurance Company, and if all other required information and the Purchase Payment have also been received by the Insurance Company at its Home Office, the Contract will be issued and the net purchase payment will be credited to the Contract to reflect the net asset value of the applicable Division'(s) underlying class of Fund shares next computed within two business days following such receipt. In the event that the Purchase Payment and the application are received by the Insurance Company in an amount or under circumstances whereby the Insurance Company has not been provided with correct or sufficient information to establish an account or with instructions as to the proper crediting of such payment, then the Insurance Company will, within five (5) business days following receipt, inform the purchaser of the reasons for delay and will request the purchaser to supply corrections and further information or instructions with regard to the applicable account. In this event, the Insurance Company will return the Purchase Payment to the purchaser within 5 days, unless it obtains the Purchaser's consent to retain the payment until the corrections have been received.
Upon such receipt, the Contract will be issued and the net Purchase Payment will be credited to the Contract to reflect the net asset value of the applicable Division'(s) underlying class of Fund Shares next computed within the next two business days.

If the requested corrections, information or instructions are not subsequently furnished to the Insurance Company within a reasonable time period following the request, the Company will return any retained purchase payment to the purchaser. Likewise, if at any time the Insurance Company determines that it cannot establish the requested account, it will return such purchase payment immediately upon making such determination.

If the application is for a Contract used in connection with an Individual Retirement Arrangement (IRA) under Code Section 408, the Insurance Company will hold the Purchase Payment in a suspense account until the expiration of the IRS-mandated revocation period. Under IRS regulations, if an individual receives IRA informational disclosure fewer than seven days prior to the date on which the plan is established, the individual is permitted a seven-day period following establishment of the plan during which to revoke the plan and receive a refund. The Purchase Payment will be applied as of the valuation date next following expiration of the revocation period. No interest will be paid on funds held in such suspense accounts.


Purchase Payments:

The minimum initial Purchase Payment is $500 for an Owner not approved by the Insurance Company for pre-authorized checks, salary deductions, or other list bill remittances.

After a Contract is issued, any Owner may make Purchase Payments of $40 or more by remitting checks directly to the Insurance
Company at its Administrative Office.

The Insurance Company reserves the right to reject any Purchase
Payment if it is less than the minimum amount or not in proper order.

        Pre-authorized Checks, Salary Deductions and
         Other List Bill Remittances:

            Purchase Payments for the Contracts of at least
         $40 each may be made at periodic intervals by Owners who have been approved by the Insurance
         Company for pre-authorized checking, salary deductions, or other list bill remittance.

             Pre-authorized checks allow the Insurance Company to draw checks on a routine basis, usually monthly, from a bank account previously established by the Owner. No credit for a Purchase Payment will be given should a check be dishonored for any reason by the bank selected. Neither the Insurance
                  Company nor ILG Securities Corporation assume any liability for wrongful dishonor by the bank selected; however, the Insurance Company may agree to indemnify a bank for certain liabilities associated with the checking procedure.

                  A salary deduction mode authorizes a Contract Owner's employer to take deductions of a set amount from the Owner's salary and remit such amounts to the Insurance
         Company as Purchase Payments for a Contract.  The
         Insurance Company and ILG Securities Corporation assume no liability for any amounts so deducted until received in full by the Insurance Company at its Administrative
         Office.

           Purchase Payments for a Contract issued to a retirement plan may be remitted together with Purchase Payments for other Contracts issued to such retirement plan pursuant to a "list bill" in a form acceptable to the Insurance Company. Where permitted by the retirement plan, and subject to the Insurance Company's underwriting requirements, Purchase Payments for an amount less than the stated minimum for a Contract may be remitted pursuant to such an approved "list bill".


Application of Net Purchase Payments:

The Insurance Company will reduce a Purchase Payment by any applicable Premium Tax to determine the net Purchase Payment. Upon the purchase of a Contract, the amount of the net Purchase Payment credited to a Contract will reflect the net asset value of the applicable Division(s)' underlying class of Fund shares next computed within the next two business days following the Insurance Company's receipt of the payment. However, if any of the required material is incomplete, incorrect or if the payment has not been made, then a delay in Contract issuance or crediting of a subsequent payment may be encountered.


Crediting Accumulation Units:

Accumulation Units represent the value of the Owner's Contract attributable to the applicable Division(s) selected (maximum of five). The number of Accumulation Units to be credited to the Owner's account within a Division is determined by dividing the net Purchase Payment allocated to that Division by the Accumulation Unit value of the applicable Division as of the Valuation Date next computed following the Insurance Company's determination to credit a payment to the Contract. The number of accumulation units will not change because of a subsequent change in the value of the unit, but the dollar value of an accumulation unit will vary to reflect the investment experience of the class(es) of Fund shares underlying the selected Division(s).

Value of an Accumulation Unit: (Note - although the following refers to a "Division", the values are determined independently for each sub-division). The value of an Accumulation Unit for each Separate Account Division was established at $1 as of the date the applicable class of Fund shares were first purchased for that Division. The value of accumulation units subsequently is determined by multiplying the value of an Accumulation Unit for the immediately preceding Valuation Date by a net investment factor for the Valuation Period ending on such date.

A net investment factor for a Valuation Period is the sum of
1.000000 plus the net investment rate for the applicable Separate Account Division. The net investment rate for the applicable Division is equal to the gross investment rate of that Division for the valuation period expressed in decimal form to seven places, less a deduction of 0.0000327 for each day in the valuation period (1.2% annually - the fee charged by the Insurance Company for undertaking the mortality and expense risks). The applicable gross investment rate is equal to (i) the investment income for the valuation period, plus capital gains and minus capital losses for the period, whether realized or unrealized on the assets divided by (ii) the value of such assets at the beginning of the valuation period. The gross investment rate may be positive or negative.


                           REDEMPTIONS

Procedures for Redemption:

Unless prohibited by any applicable retirement plan, the Owner may redeem the Contract during the Accumulation Period in whole or in part for its Contract Withdrawal Value as of the next valuation date coincident with or next following the date the request for redemption is received by the Insurance Company. In determining redemption values, the Insurance Company does not anticipate that it will be receiving or applying any premium tax refund credits. No redemptions may be made once Annuity Payments have begun. Requests to redeem shall be made in writing to the Insurance Company. If the request is for the entire redemption value of the Contract, it shall be accompanied by the Contract.
The Contract Withdrawal Value is determined on the basis of the accumulation unit values on such valuation date, reduced by any applicable sales charges and premium taxes. Payment of the Contract Withdrawal Value, less any amounts required to be withheld for taxes, will be made within seven days after the date proper written request is received by the Insurance Company at its Home Office. However, such payment may be postponed whenever (i) the New York Stock Exchange is closed, except for holidays or weekends, or trading on the New York Stock Exchange is restricted by the Securities and Exchange Commission; (ii) the Securities and Exchange
Commission permits postponement and so orders; or (iii) an emergency exists, as defined by the Securities and Exchange
Commission, so that valuation of the assets or disposal of securities is not reasonably practicable.

The Owner may elect to have the redemption value applied to provide Annuity Payments under any one of the annuity payout options, as permitted under the applicable retirement plan. AMOUNTS WITHDRAWN BY THE OWNER PRIOR TO THE ANNUITY COMMENCEMENT DATE MAY BE SUBJECT TO A TAX PENALTY AND IMMEDIATE TAXATION OF ANY INVESTMENT GAIN.


Partial Redemptions:

The Owner may request a partial redemption of his Contract value for an amount not less than $300 provided this does not result in reducing the remaining value of the Contract to less than $500 on the date of redemption. Amounts required to be withheld for taxes in the event of a partial redemption will not be considered part of the remaining value of the Contract. If a partial redemption request would result in such a reduction, the Insurance Company will redeem the total Contract value and pay the remaining Contract Withdrawal Value, less any amounts required to be withheld for taxes, to the Owner.


Restrictions Under the Texas Optional Retirement Program:

Participants in the Texas Optional Retirement Program (ORP) currently are prohibited from receiving their interest in a variable annuity contract issued under the ORP prior to termination of employment in the Texas public institutions of higher education, retirement, or death. Accordingly, the Insurance Company will require a Contract Owner whose Contract is issued under the ORP to obtain a certificate of termination of employment before Contract Withdrawal Value is paid to the Owner.

Restrictions Under Certain Section 403(b) Plans:

As described in "Federal Tax Status-Tax Qualified Plans", Section
403(b)(11) of the Internal Revenue Code (the "Code") restricts the redemption under Section 403(b) annuity contracts of certain amounts which are derived from contract contributions made pursuant to a salary reduction agreement.

As a result of these requirements, the Insurance Company will be required to restrict the amount of contract withdrawals so as to comply with the provisions of Section 403(b) (11) of the Code. The staff of the U.S. Securities and Exchange Commission has issued a "no action" letter, informing insurance companies issuing variable annuity contracts that the above-described Code restrictions may be implemented, notwithstanding the otherwise applicable redemption provisions of the Investment Company Act of 1940. The Insurance Company intends to rely upon the provisions of the SEC staff "no action" letter, and to comply with the provisions of said letter.

THE INSURANCE COMPANY REQUIRES AN ACKNOWLEDGMENT FORM TO BE SIGNED BY PURCHASERS OF SECTION 403(b) ANNUITY CONTRACTS FOR WHICH CONTRIBUTIONS ARE MADE PURSUANT TO A SALARY REDUCTION AGREEMENT. THE SIGNED ACKNOWLEDGMENT FORM - A COPY OF WHICH IS INCLUDED AT THE END OF THIS PROSPECTUS - MUST ACCOMPANY THE CONTRACT APPLICATION.


Right to Cancel:

The Owner may cancel the Contract by delivering or mailing a written notice (or sending a telegram) to the Insurance Company and by returning the Contract before midnight of the 10th day after the date of receipt. The Insurance Company will return all amounts due to the Owner within ten days after receipt of notice of cancellation and the returned contact. The Owner bears the investment risk with respect to amounts allocated to the Separate Account, for the period from the date the returned Contract is received by the Company. Under the terms of the Contract, cancellation shall entitle the Owner to an amount equal to (a) the difference between premiums paid, including any contract fees and other charges, and the amounts allocated to the Separate Account, plus (b) the Accumulation Value of the Contract on the date the returned Contract is received by the Company.

                        FEDERAL TAX STATUS

General:

The Contracts have been designed so as to qualify as "variable annuity contracts" for Federal income tax purposes. Thus, the contracts permit the Owner to defer Federal income taxation on increases in the value of a contract, until such time that amounts are withdrawn from the contract, received in the form of annuity payments or paid as a death benefit.

Under the current provisions of the Code, variable annuity contracts - other than contracts issued under retirement plans which qualify for Federal tax benefits under sections 401, 403(b) or 408 of the Internal Revenue Code, or under government retirement plans (whether or not so qualified) or to a state or municipal government for use under a deferred compensation plan - will not be treated as an annuity contract for Federal income tax purposes for any period for which the investments of the segregated asset account on which the contracts are based are not adequately diversified. This "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. The Insurance Company believes that the current structure of the Separate Account satisfies the requirements of the regulations, and it intends that the Separate Account, as well as the underlying Funds, will operate in the future so as to continue to meet such requirements.


Non-Tax Qualified Contracts:

A Non-Tax Qualified Contract is a Contract which is purchased by an individual for his or her own purposes but not pursuant to any of the tax qualified retirement plans described in the section below. A Non-Tax Qualified Contract may also be a Contract issued to a retirement plan or plan of deferred compensation which is a non-tax qualified plan. The tax status of the annuitant or participant is determined by provisions of such plan and/or provisions of the Code applicable to the contract.

Under the provisions of the Tax Reform Act of 1986, a Non-Tax Qualified Contract which is held by a person who is not a natural person (e.g. a corporation or a trust is not a natural person), is not treated as an annuity contract for Federal income tax purposes, and the income on the contract for any taxable year is treated as ordinary income received or accrued by the owner of the contract during the taxable year. Certain exceptions are provide for Non-Tax Qualified Contracts held by a trust or other entity as agent for a natural person and for immediate annuities (as defined in the Code). THUS, OWNERSHIP OF A NON-TAX QUALIFIED CONTRACT BY NON-NATURAL PERSONS WHO DO NOT QUALIFY FOR THE STATUTORY EXCEPTIONS RESULTS IN DENIAL OF TAX DEFERRAL ON INCREASES IN THE VALUE OF THE CONTRACT.

Taxation of payments under annuity contracts is governed by Code
Section 72. Under the current provisions of the Code, amounts received under a Non-Tax Qualified Contract prior to the annuity commencement date (including payments made upon the death of the Annuitant or Owner), or as non-periodic payments after the annuity commencement date, are generally first attributable to any investment gains credited to the Contract over the taxpayer's basis (if any) in the Contract. Such amounts will be treated as income subject to Federal income taxation. A 10% penalty tax on such withdrawn investment gains will be imposed if the withdrawal is made prior to age 59-1/2. This penalty tax will not be imposed irrespective of age if the amount received is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life or life expectancy of the payee. The requirement that the amount be paid out as one of a series of "substantially equal" periodic payments is met when the number of units withdrawn to make each distribution is substantially the same. Also, the penalty tax will not be imposed if the withdrawal follows the death of the Owner (or if the Owner is not an individual, the death of the primary annuitant), or is attributable to the "total disability" (as defined in the Code) of the Annuitant. Where the Owner of the Contract is an individual who is other than the Annuitant, the Code (as amended by the Tax Reform Act of 1986) provides that the penalty tax is applicable to the taxable portion of payments required to be made under the Contract following the death of the Annuitant.

If the Owner of a Contract transfers (assigns) the Contract to another individual as a gift, the Code (as amended by the Tax Reform Act of 1986) provides that the Owner will incur taxable income at the time of the transfer. The amount of such taxable income is equal to the excess, if any, of the cash surrender value of the Contract over the Owner's cash basis at the time of the gift. An exception is provided for certain transfers between spouses.

Annuity payments made after the annuity commencement date are generally taxed to the recipient only as received. A part of the payment received is a return of investment in the contract, if any, and is non-taxable; a portion is a return of income and is subject to ordinary income tax. An "exclusion ratio" is used to determine the non-taxable and taxable portion of each payment. Such exclusion ratio continues until such time that the taxpayer recovers his/her basis in the Contract. Thereafter, all payments received are treated as taxable income.

Tax Qualified Contracts:

Tax Qualified Contracts are Contracts which are issued to or pursuant to the following types of retirement plans:

                 A plan established by a corporate employer for the benefit of its employees and qualified under sections
         401(a) or 403(a) of the Code (Corporate plans).
                 A plan established by self-employed individuals for themselves and their employees and qualified under sections 401(a) or 403(a) of the Code (Keogh or HR-10 plans).
                 A tax sheltered annuity plan maintained by certain tax exempt organizations, including educational institutions, to purchase annuity contracts for employees (403(b) Annuity plans).
                 An Individual Retirement Annuity (IRA) plan established by an individual.

All of these plans differ with respect to the applicable rules which must be met and followed if they are to attain and retain their qualified status. In general, they have the following common attributes: tax deductibility of contributions (to the extent permitted by the Code), tax deferral of investment income and taxation to the plan participant only upon receipt of a withdrawal or payment. Since the plan participant generally does not have a cost basis in the value of the Contract, payments received by the participant are generally taxed as income to the participant.

Under the Code (as amended by the Tax Reform act of 1986), certain distributions prior to age 59-1/2 are considered premature distributions and may result in application of a 10% additional tax. In addition, the Code requires that tax qualified retirement plans generally provide for the commencement of retirement benefits no later than the year in which the employee attains age 70-1/2.

With respect to contracts issued in connection with Section 403(b) annuity plans, the Code restricts the distribution under such contracts of certain amounts which are derived from contract contributions made pursuant to a salary reduction agreement. These restrictions are set forth in Section 403(b) (11) of the Code, effective January 1, 1989. The restrictions apply to: (i) salary reduction contributions made after December 31, 1988, and earnings on such contributions, and (ii) earnings on contract value as of December 31, 1988. The tax law restrictions do not apply to salary reduction contributions made prior to January 1, 1989, or to earnings credited to such contributions prior to January 1, 1989,

In accordance with the provisions of the Code, restricted amounts may be distributed only in the event of attainment of age 59-1/2, separation from service, death, disability (as defined in Section 72(m)(7) of the Code), or financial hardship. The hardship exception is not available with respect to income attributable to salary reduction contributions. The Insurance Company will be required to restrict the amount of contract withdrawals so as to comply with these provisions of the Code.

The Internal Revenue Service has indicated that Section
403(b)(11) does not change the circumstances under which a tax-free exchange of annuity contracts may be made. Individuals contemplating purchase of a contract should refer to the provisions of their employer's section 403(b) arrangement to determine the investment alternatives available.


Taxation of the Separate Account:

Under the current provisions of the Internal Revenue Code, the Insurance Company pays no taxes on the investment income and capital gains of the assets of the Separate Account where used to determine the value of Contracts. Accordingly, the Insurance Company currently makes no adjustments for Federal income taxes (or benefits) in connection with the Separate Account Divisions. The Insurance Company retains the right to make adjustments for Federal income taxes to Separate Account assets should future changes in the Code so warrant.


Tax Withholding and Reporting:

The Insurance Company may be required to withhold certain amounts from both periodic and non-periodic payments under the Contracts in accordance with Federal tax law relating to the collection of Federal income tax at the source of payment. A payor of periodic annuity payments is required to withhold amounts as if the payment were a payment of wages from an employer to an employee. However, an individual recipient of certain types of periodic payments is allowed to elect to have no withholding made in a manner prescribed by the United States Treasury Department.

Similarly, a payor of certain non-periodic payments is required to withhold amounts unless an individual recipient elects against tax withholding in a manner prescribed by the U.S. Treasury Department. Non-periodic payments include payments made before and after the annuity commencement date such as lump sum death proceeds and partial or full surrenders (redemptions) of Contract value. The withholding requirements will not apply to the portion of a payment which is reasonably believed to be not includable in gross income of the recipient for Federal tax purposes.

The Insurance Company will transmit a notice to individual recipients of Contract payments of the right to elect against Federal income tax withholding, in a form and containing such information as the Secretary of the Treasury prescribes. If an individual elects against withholding, the Insurance Company may nonetheless be required to withhold if it has not received the recipient's tax identification number.

Under the current provisions of the Code, the Insurance Company is required to withhold Federal income taxes from certain distributions from tax-qualified retirement plans and from section 403(b) Annuity plans. These requirements do not apply to distributions from IRA plans or from deferred compensation plans subject to section 457 of the Code. The mandatory withholding (at a 20% rate) applies to distributions which are treated as "eligible rollover distributions" under the Code, unless the amount is distributed as a "direct rollover". For these purposes, a "direct rollover" is one which is made directly from the qualified plan to another qualified plan, or directly from the qualified plan to an IRA. In other words, a "direct rollover" does not involve the receipt of any portion of the distribution by the taxpayer. Unless an "eligible rollover distribution" qualifies as a "direct rollover", the taxable portion thereof is subject to 20% withholding. The Insurance Company is required to forward the amount of the withholding to the IRS. The taxpayer may not elect out of this withholding described in this paragraph.

In addition to tax withholding, the Insurance Company is required to report information on distributions under the Contracts. Distributions include partial and full surrenders as well as annuity payments. Information is reported on forms pursuant to Internal Revenue Service regulations.


General:

Because of the complexity of the law and the fact that tax results will vary according to the factual status of the individual involved, tax advice may be needed by a person contemplating purchase of a Contract or the exercise of rights under a Contract. The above comments concerning Federal income tax consequences are not an exhaustive discussion of all tax questions that might arise. In addition, state income or estate tax considerations may also be involved in the purchase of a Contract or the exercise of rights under a Contract, and are not discussed in this Prospectus. The Insurance Company's management cannot predict what, if any, future action the Congress or the Internal Revenue Service might take with respect to the taxation of variable annuity contracts of the type described in this Prospectus. For complete information on particular Federal and state tax considerations, a qualified tax advisor should be consulted.
                        LEGAL PROCEEDINGS


Various lawsuits against the Insurance Company have arisen in the normal course of business. However, contingent liabilities arising from these matters are not considered material in relation to the financial position of the Insurance Company. The Insurance Company is a defendant in a lawsuit which was filed in October, 1996, in Travis County, Texas. The named plaintiffs in the suit (a husband and wife), allege that the universal life insurance policies sold to them by INA Life Insurance Company (a company which was merged into the Insurance Company in 1992) utilized unfair sales practices. The named plaintiffs seek reformation of the life insurance contracts and an unspecified amount of damages. The named plaintiffs also seek a class action as to similarly situated individuals. No certification of a class has been granted as of the date of this Prospectus. The Insurance Company believes that the suit is without merit and intends to vigorously defend this matter.



In August, 1997, another individual filed a similar action in Travis County, Texas against the corporate entities identified above. The lawsuit involves the same type of policy and includes allegations which are substantially identical to the allegations in the first action. The named plaintiff also seeks class certification. The Company believes that the court would consider class certification with respect to only one of these actions. The Company also believes that this action is without merit and intends to vigorously defend this matter.
<R/>
There is no litigation pending to which the Separate Account is a party.


                        TABLE OF CONTENTS
            OF THE STATEMENT OF ADDITIONAL INFORMATION


The Statement of Additional Information includes a description of the following items:

             1.   General Information and History
             2.   Services
             3.   Purchase of Securities Being Offered
             4.   Principal Underwriter
             5.   Yield Quotations of Money Market Division
             6.   Annuity Payments
             7.   Additional Information
             8.   Financial Statements
                           The Separate Account
                           The Insurance Company




                             APPENDIX

          Examples of Deferred Sales Charge Calculations

The Insurance Company will determine the amount of Sales Charge applicable to a withdrawal or commencement of Annuity Payments as follows:

                     STEP 1      A Gross Chargeable Amount is determined by
                     the Insurance Company. This amount is the lesser of (a) the dollar amount of Purchase
                     Payments made and not previously withdrawn and (b) the amount requested to be withdrawn or applied to Annuity Payments;

                     STEP 2      A Net Chargeable Amount is determined by
                     the Insurance Company. This amount is the Gross Chargeable Amount less any Exempt
                     Accumulation Value then applicable.

                     STEP 3      A Net Chargeable Amount is then allocated
                     by the Insurance Company to each
                     Contribution Year.

                     STEP 4      The Net Chargeable Amount allocated to a
                     Contribution Year is multiplied by the
                     Applicable Percentage shown:

No. of Full Contract Years
Between the Beginning of a
Contribution Year and Date
of Withdrawal (or First Annuity Payment)

                                              Applicable
                                              Percentage

               less than 2                         7%
                         2                         6%
                         3                         5%
                         4                         4%
                         5                         3%
                         6                         2%
                         7                         1%
                         8 or more                 0%

                     STEP 5      The Sales Charge applicable to a withdrawal
                     request or application of Accumulation
                     Value is the sum of amounts determined
                     under STEP 4.

Contract Withdrawal Value is the amount of a withdrawal request reduced by the applicable Sales Charge.

The Insurance Company assumes that Purchase Payments are withdrawn on a "first in - first out" basis for purposes of determining the Sales Charge. This assumption cannot be used for purposes of determining federal income tax liability.


                      SALES CHARGE EXAMPLES


The following examples assume that Purchase Payments for a Contract are as follows:

                     Contract Year        Total Purchase Payments

                                   1                          $1,200
                                   2                           2,400
                                   3                           2,400
                                   4                               0
                                   5                               0
                                   6                               0
                                   7                               0
                                   8                               0
                                   9                           3,600
                                                              $9,600

The assumed Accumulation Value on the date of withdrawal is $10,600. No other withdrawal requests are assumed to have been made by the Owner.

               Example 1:     Illustration of a Sales Charge on a partial
               withdrawal request for $8,000

                     STEP 1      The Gross Chargeable Amount is $8,000.

                     STEP 2      The Net Chargeable Amount is the Gross
                     Chargeable Amount ($8,000) less Exempt
                     Accumulation Value:

                              Exempt Accumulation Value =
               $10,600 X 0.1    =  $1,060
               Net Chargeable Amount   = $8,000 - $1,060 =
                   $6,940

                    STEP 3      The Net Chargeable Amount is applied to
                     "Contribution Years":


                        Gross Chargeable          Net Chargeable
                        Amount allocated          Amount allocated
Contract Year           to Contribution Year      to Contribution
                                                  Year

     1                    $  1,200                 $  1,200
     2                       2,400                    2,400
     3                       2,400                    2,400
     4                           0                        0
     5                           0                        0
     6                           0                        0
     7                           0                        0
     8                           0                        0
     9                       2,000                      940

                            $8,000                   $6,940

*The Gross Chargeable Amount for subsequent withdrawals is $1,600
($3,600 - $2,000), allocated to Contract Year 9.

                                 STEP 4   Net Chargeable Amounts allocated to
                                 Contribution Years are multiplied by the Applicable Percentage and STEP 5, added together:


                   Net
                   Chargeable           Applicable       Sales
Contract Year      Amount               Percentages      Charge

    1              $1,200                  0%         $  0.00
    2               2,400                  1%           24.00
    3               2,400                  2%           48.00
    4                   0                  3%            0.00
    5                   0                  4%            0.00
    6                   0                  5%            0.00
    7                   0                  6%            0.00
    8                   0                  7%            0.00
    9                 940                  7%           65.80

                   $6,940                             $137.80

Contract Withdrawal Value ($8,000 - $137.80) =                $7,862.20



Example 2:         Illustration of Sales Charge on full Surrender


                        STEP 1      The Gross Chargeable Amount is the lesser
                        of Purchase Payments for the Contract
                        ($9,600) and the Accumulation Value
                        ($10,600) = $9,600.


                      STEP 2 The Net Chargeable Amount is the Gross Chargeable Amount ($9,600) less Exempt Accumulation Value:
                      Exempt Accumulation Value = $10,600 X 0.1 =
                          $1,060
                      Net Chargeable Amount = $10,600 -$1,060 =
                          $8,540

                        STEP 3        The Net Chargeable Amount is applied to
                                        "Contribution Years"



                        Gross Chargeable          Net Chargeable
                        Amount allocated          Amount allocated
Contract Year           to Contribution Year      to Contribution
                                                  Year

     1                      $1,200                   $1,200
     2                       2,400                    2,400
     3                       2,400                    2,400
     4                           0                        0
     5                           0                        0
     6                           0                        0
     7                           0                        0
     8                           0                        0
     9                       3,600                    2,540

                            $9,600                   $8,540


                        STEP 4   Net Chargeable Amounts allocated to
                                 Contribution Years are multiplied by the Applicable Percentage and STEP 5, added together:


                   Net Chargeable       Applicable       Sales
Contract Year      Amount               Percentages      Charge

     1               $1,200                0%          $  0.00
     2                2,400                1%            24.00
     3                2,400                2%            48.00
     4                    0                3%             0.00
     5                    0                4%             0.00
     6                    0                5%             0.00
     7                    0                6%             0.00
     8                    0                7%             0.00
     9                2,540                7%           177.80

                     $8,540                            $249.80


Contract Withdrawal Value (Surrender Value)
= $10,600 - $249.80 = $10,350.20

To obtain a copy of the Statement of Additional Information for the Individual Flexible Payment Variable Annuity Contracts, detach and mail this form.

     TO:  Investors Life Insurance Company of North America
          701 Brazos Street
          Austin, Texas 78701

I have been furnished with a Prospectus of Investors Life Insurance Company of North America Separate Account I (dated April 30, 1998), describing the Individual Flexible Payment Variable Annuity Contracts. Please send me a copy of the Statement of Additional Information pertaining to such Contracts.



                   NAME:
                             (Please Print)



                   Mailing
(Date)             Address:
                             Street or P.O. Box


                             City       State    Zip

                      ACKNOWLEDGMENT FORM
                      SECTION 403 (b) PLANS


_________________________________________________________________


         NOTE: This form is required in connection with all applications for Contracts to be issued in connection with Section 403(b) plans, where contributions are to be made pursuant to a salary reduction agreement.

         TO:      Investors Life Insurance Company of North America
         701 Brazos Street
         Austin, Texas 78701





With reference to my application for a variable annuity contract to be issued in connection with a Section 403(b) annuity plan maintained by my employer, I have been furnished with a prospectus of Investors Life Insurance Company of North America Separate Account I (dated April 30, 1998). The contributions to the contract will be made pursuant to a salary reduction agreement with my employer.

I acknowledge that I have read and understand the description on pages 43 and 47 of the prospectus, pertaining to the restrictions or redemptions imposed by Section 403(b) (11) of the Internal Revenue Code. I further acknowledge that I understand any investment alternatives under my employer's Section 403(b) plan, to which I may elect to transfer contract values.




Date                         Signature of Applicant




                   Address:



Investors Life Insurance
Company of North America

701 Brazos Street
Austin, Texas 78701




ILG Securities Corporation

701 Brazos Street
Austin, Texas 78701







                                        PROSPECTUS

                                        April 30, 1998





                         Flexible Payment
              Individual Variable Annuity Contracts
                            Issued by
                 Investors Life Insurance Company
                         of North America





ILCO Investors Life Insurance
Company



701 Brazos Street
Austin, Texas 78701






ILG Securities Corporation

701 Brazos Street
Austin, Texas 78701






                                        PROSPECTUS

                                        April 30, 1998





                         Flexible Payment
              Individual Variable Annuity Contracts
                            Issued by
              ILCO Investors Life Insurance Company

                            PROSPECTUS

                        SEPARATE ACCOUNT I

_________________________________________________________________

                    INDIVIDUAL SINGLE PAYMENT
                    VARIABLE ANNUITY CONTRACTS
                            ISSUED BY
        INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA

________________________________________________________________

The Individual Single Payment Deferred Variable Annuity Contracts (the "Contracts") described in this Prospectus are designed to be used to provide retirement programs for individual purchasers. The Contracts may be issued in connection with retirement plans which qualify for tax benefits under the Internal Revenue Code ("tax qualified Contracts"), as well as retirement plans which do not qualify for tax benefits under the Code ("non-tax qualified Contracts").

This Prospectus sets forth information about Separate Account I and the Contracts that a prospective purchaser ought to know before investing. Additional information about the Separate Account, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission. A copy of the Statement is available upon request and without charge by writing to Investors Life Insurance Company of North America (the "Insurance Company" or "Investors Life"), 701 Brazos Street, Austin, Texas 78701 (a reply form has been included with this Prospectus), or by calling (512) 404-5346. The Statement of Additional Information has the same date as the date of this Prospectus, and is incorporated by reference into this Prospectus. A table of contents for the Statement of Additional Information appears on page 49 of this Prospectus.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT
PROSPECTUS OF  PUTNAM VARIABLE TRUST.  BOTH PROSPECTUSES SHOULD
BE RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED
UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.  ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

April 30, 1998
                        TABLE OF CONTENTS



ITEM                                                     PAGE

Definitions                                                 3
Introduction                                                5
Expense Table                                               7
Financial Information                                       11
Description of the Insurance Company, the
  Separate Account and the Fund                             20
Deductions and Expenses                                     25
General Description of Variable Annuity
  Contracts                                                 28
The Annuity Period                                          32
Death Benefits                                              35
Purchases and Contract Values                               38
Redemptions                                                 40
Federal Tax Status                                          42
Legal Proceedings                                           48
Table of Contents of the Statement of
  Additional Information                                    49





          The Contracts are not available in all states.

NO PERSON IS AUTHORIZED BY THE INSURANCE COMPANY TO GIVE INFORMATION OR TO MAKE ANY REPRESENTATION, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OF, OR SOLICITATION OF AN OFFER TO ACQUIRE, ANY INTEREST OR PARTICIPATION IN THE VARIABLE ANNUITY CONTRACTS OFFERED BY THIS PROSPECTUS TO ANYONE IN ANY STATE OR JURISDICTION IN WHICH SUCH SOLICITATION OR OFFER MAY NOT BE MADE LAWFULLY.

                           DEFINITIONS


The following terms as used in this Prospectus have the indicated meanings:

Accumulation Period: The period between the commencement of the first Contract Year and the annuity commencement date.

Accumulation Unit: A unit of measurement used to determine the value of a person's interest under the Contract before Annuity payments begin.

Adjusted Age: The age of the Annuitant which is used to determine the applicable annuity purchase rate. The age is adjusted by either adding or subtracting a specified number of years in order to reflect predicted longevity. The number of years to be added or subtracted depends upon the year of birth of the Annuitant.

Annuity: A contract providing for Annuity Payments varying in amount in accordance with the investment experience of the applicable subdivision of the Separate Account Division selected by the Contract Owner.

Annuitant: The person designated under the contract as the measuring life for annuity payout options involving life contingencies; normally, the recipient of Annuity Payments.

Annuity Payments:  Periodic amounts payable by the Insurance
Company on and at regular intervals after the annuity commencement date preselected under the Contract.

Annuity Unit: A unit of measurement used to determine the amount of the variable Annuity Payments.

Contract Year: A twelve month period between anniversaries of the Date of Issue of a Contract. The first Contract Year begins on the Date of Issue.

Contribution Year:  A Contract Year in which at least one
Purchase Payment is made.

Fund:  A series of Putnam Variable Trust.  Prior to January 1,
1997, the fund was known as Putnam Capital Manager Trust.

Owner: The person (or other entity) to whom a Contract is issued by the Insurance Company.

Purchase Payment:  The dollar amount paid to the Insurance
Company by or on behalf of a Contract Owner.  The "Net Purchase
Payment" is the Purchase Payment reduced by any applicable state premium taxes.

Separate Account: The segregated investment account entitled "Separate Account I" established by the Insurance Company and registered as a unit investment trust under the Investment Company Act of 1940, as amended. Prior to April 18, 1995, the Separate Account was known as the "CIGNA Separate Account". As a result of the substitution of shares of the Putnam Capital Manager Trust (now known as Putnam Variable Trust) as the underlying investment vehicle, the name of the Separate Account was changed to Separate Account I, effective April 18, 1995.

Separate Account Division: A Division of the Separate Account, the assets of which consist of shares of a specified class of shares of the Fund. Each of the Separate Account Divisions contains two subdivisions, one for funding Contracts issued under tax qualified retirement plans and the other for non-tax qualified Contracts. Each of the subdivisions has its own identified assets and value. References to a Division in this Prospectus include, where the context requires, the appropriate subdivision for a Contract.

Contract Withdrawal Value: The amount payable to the Owner or other payee upon termination of the Contract during the Accumulation Period, other than by reason of the Annuitant's or Owner's death.

Valuation Date. A day on which the net asset value of each share of the Fund is determined.

Valuation Period: Each business day on which the New York Stock Exchange is open for general business, together with any consecutive non-business days immediately preceding such business day and irrespective of whether such exchange is open for general business on each business day, together with any consecutive non-business day, immediately preceding such business day when the Fund values its portfolio securities based upon its determination that there is a sufficient degree of trading in such securities that the net asset value of its shares might be materially affected.

NOTE: All masculine references in this Prospectus are intended to include the feminine gender. The singular context also includes the plural and vice versa where appropriate.

                           INTRODUCTION


The Contracts described in this Prospectus are designed to provide Annuity Payments based on the life expectancy of the Annuitant. Such benefits will begin on a future date which has been preselected under a Contract. Alternative annuity payout options are available, but may be limited by a retirement plan under which a Contract is issued. See "The Annuity Period - Annuity Payout Options", page 33, and "Limitation on Contract Rights", page 29.

The Contracts offer Accumulation Units in up to five Separate Account Divisions. The value of an Accumulation Unit is based on the investment results of the underlying shares of the Fund allocated to applicable subdivisions of the Separate Account Division(s) selected. Similarly, the amount of Annuity Payments will vary based on such underlying investment results. See "The Annuity Period - Annuity Payments", page 32.

The following is a synopsis of certain features of the Contracts, together with a cross-reference to the page in this Prospectus where the purchaser may find a more complete description:

               o The Contracts provide for allocation of the net Purchase Payments to several underlying investment mediums, each with a different investment objective.
          See "Description of the Fund", page 20.

               o The Contracts provide that, in the event of death of the Annuitant or Owner before Annuity Payments begin, the Insurance Company will pay death proceeds to a named beneficiary. See "Death Benefits", page 35.

               o The Contracts provide that the owner may surrender (redeem) a contract in whole or in part for cash before the annuity commencement date (unless restricted by the retirement plan or applicable Federal tax law) subject to a sales charge. See "Redemptions", page 40 and "Contract Charges", page 25.

               o A penalty tax may be assessed under the Internal Revenue Code in the event of certain early withdrawals.
          See "Federal Tax Status", page 42.

               o The Contracts provide that the annuity rates and contract charges generally may not be changed adversely to a Contract Owner for the duration of his Contract.
          See "Contract Charges", page 25.

               o The Contracts provide for transfer of Contract values among Separate Account Divisions, unless restricted by a retirement plan. See "Description of Contract
          Rights", page 28.

               o The Contracts include a limited right of cancellation. See "Redemption - Right to Cancel", page 42.


The objective of the Contracts, which may or may not be realized, is to provide relatively level Annuity Payments during periods when the economy is relatively stable and to provide increased Annuity Payments during inflationary and growth periods. The Insurance Company seeks to assist the Contract Owner in accomplishing this objective by making several classes of shares of the Fund available from which the Owner may select underlying investment mediums. Each such class is based upon a portfolio of Fund investments with a different investment objective.

No assurance can be given that the value of a Contract before Annuity Payments begin, or the aggregate amount of Annuity
Payments made under a Contract, will equal or exceed the Purchase
Payment for a Contract. Thus, the investment risk under a Contract is borne by the Contract Owner.



                           EXPENSE TABLE

The following Expense Table lists the transaction expenses, annual Contract fee, Separate Account annual expenses, as well as the approximate annual expenses of each Fund of Putnam Variable Trust, related to an investment in each Division of the Separate Account. Following the Expense Table is an Example which illustrates the cumulative amount of fees and expenses on a hypothetical, one-time investment of $1,000, assuming a 5% rate of return for the stated time periods.

                                             Growth
                         Money               and
                         Market    Income    Income    Voyager
                         Division  Division  Division  Division

A.   Contractowner
     Transaction Expenses

     Deferred Sales
     Charge (maximum, as
     a percentage of
     amount Surrendered
     (1)                   6%          6%       6%          6%

     Exchange Fee (2) $  5.00     $  5.00  $  5.00     $  5.00

B.   Annual Contract Fee
     (3)              $ 25.00     $ 25.00  $ 25.00     $ 25.00

C.   Separate Account
     Annual Expenses (as
     a percentage of
     average account
     value)

     Mortality Risk Fee  0.8%        0.8%     0.8%        0.8%
     Expense Risk Fee    0.4%        0.4%     0.4%        0.4%

     Total Separate
     Account
     Annual Expenses     1.2%        1.2%     1.2%        1.2%

     D. Fund Annual Expenses (as a percentage of Fund average net assets) (4)



     Management Fees    0.45%       0.61%    0.47%        0.54%
     All Other Expenses 0.09%       0.08%    0.04%        0.05%
     Total Fund Annual
     Expenses           0.54%       0.69%    0.51%        0.59%


Notes to Expense Table:


(1) Represents maximum deferred sales charge. The percentage is based on the number of full Contract years between the date of a Purchase Payment and the date of withdrawal or first Annuity Payment and ranges from 6% for periods of less than two Contract years to 0% for periods of eight or more Contract years. For additional information, please refer to the section entitled "Contract Charges-Deferred Sales Charge."

(2) Applicable to the second and subsequent transfer of Accumulation Value or Annuity Value among Divisions during a
Contract Year.

(3) The Annual Contract fee is deducted from the value of a Contract on each anniversary of the issue date, during the Accumulation Period. If a Contract Owner participates in more than one Fund under a Contract, only one such fee is deducted annually.

(4)  Based on amounts incurred by the applicable Putnam Variable
Trust during calendar year 1997.  The inclusion of the 1997 Total
Annual Fund Expenses of the applicable Fund of Putnam Variable
Trust has been included in this prospectus solely for the purposes of the hypothetical illustration set forth in the Expense Table.

                             EXAMPLES


                                                Growth
                            Money               and
                            Market    Income    Income    Voyager
                            Division  Division  Division  Division

If you surrender your
contract at the end of the
applicable time period:

You would pay the following
expenses on a $1,000
investment, assuming 5%
annual return on asset

       1 year               $ 91.44   $ 92.90   $ 91.14      $ 91.93
       3 years               114.41    118.93    113.50       115.92
       5 years               137.44    145.20    135.89       140.04
      10 years               221.83    238.22    218.53       227.32

If you annuitize at the end
of the applicable time
period:

You would pay the following
expenses on a $1,000
investment, assuming 5%
annual return on assets


       1 year              $ 91.53    $ 92.90   $91.44        $ 92.32
       3 years              114.71     118.93   114.41         117.12
       5 years              137.96     145.20   137.44         142.11
      10 years              222.93     238.22   221.83         231.69

If you do not surrender your contract:

You would pay the following
expenses on a $1,000
investment assuming 5% annual
return on assets

       1 year              $ 19.29    $ 20.86     $ 18.97      $ 19.81
       3 years               59.66      64.43       58.70        61.25
       5 years              102.54     110.57      100.93       105.23
      10 years              221.83     238.22      218.53       227.32

The purpose of the Expense Table is to assist a prospective purchaser in understanding the various costs and expenses that a Contract Owner will bear directly or indirectly. For further information concerning the Separate Account fees and expenses, please refer to the section of this prospectus entitled "Deductions and Expenses". Additional information pertaining to Fund Annual Expenses is contained in the prospectus of Putnam Variable Trust. In addition to the costs and expenses described above, the Contract may be subject to state premium taxes. For a discussion of premium taxes please refer to the section entitled "Contract Charges-Premium Taxes."


The example is not intended as, and should not be considered, a representation of past or future expenses. Actual expenses may be greater or lesser than those shown.


                     FINANCIAL INFORMATION



1. Accumulation Unit Values (for an Accumulation Unit outstanding throughout the period):


The following information should be read in conjunction with the financial statements of the Separate Account, which are available with the Statement of Additional Information. This historical data for Accumulation Unit Values is not indicative of future performance.



                      MONEY MARKET DIVISION
                          TAX QUALIFIED

  YEAR                    ACCUMULATION    ACCUMULATION       NUMBER OF
                          UNIT VALUE AT   UNIT VALUE AT      ACCUMULATION
                          BEGINNING OF    END OF PERIOD      UNITS
                          PERIOD                             OUTSTANDING AT
                                                             END OF PERIOD

  1997                    $  2.0665         $  2.1483           684,786

  1996                    $  1.9898         $  2.0660           847,412

  1995                    $  1.9080         $  1.9894         1,096,192

  1994                    $  1.8661         $  1.9074         1,488,534

  1993                    $  1.8446         $  1.8659         1,778,411

  1992                    $  1.8062         $  1.8444         2,620,375

  1991                    $  1.7286         $  1.8059         4,203,167

  1990                    $  1.6223         $  1.7281         7,114,568

  1989                    $  1.5065         $  1.6218         8,331,835

  1988                    $  1.4208         $  1.5057         8,650,876


                      MONEY MARKET DIVISION
                        NON-TAX QUALIFIED

  YEAR                     ACCUMULATION    ACCUMULATION       NUMBER OF
                           UNIT VALUE AT   UNIT VALUE AT      ACCUMULATION
                           BEGINNING OF    END OF PERIOD      UNITS
                           PERIOD                             OUTSTANDING AT
                                                              END OF PERIOD


  1997                     $  2.0518        $  2.1331         1,065,062

  1996                     $  1.9756        $  2.0514         1,288,780

  1995                     $  1.8944        $  1.9753         1,334,785

  1994                     $  1.8548        $  1.8935         1,660,811

  1993                     $  1.8335        $  1.8546         2,525,627

  1992                     $  1.7954        $  1.8332         3,196,702

  1991                     $  1.7181        $  1.7951         3,868,744

  1990                     $  1.6124        $  1.7175         5,103,872

  1989                     $  1.4973        $  1.6119         5,870,485

  1988                     $  1.4122        $  1.4965         6,816,675


                 GROWTH AND INCOME II DIVISION  *
                          TAX QUALIFIED

  YEAR                      ACCUMULATION    ACCUMULATION       NUMBER OF
                            UNIT VALUE AT   UNIT VALUE AT      ACCUMULATION
                            BEGINNING OF    END OF PERIOD      UNITS
                            PERIOD                             OUTSTANDING AT
                                                               END OF PERIOD


  1997                    $  6.1814         $  7.6183           2,818,975

  1996                    $  5.1880         $  6.2071           3,277,019

  1995                    $  3.8659         $  5.1527           3,699,687

  1994                    $  3.8800         $  3.8384           3,672,031

  1993                    $  4.1195         $  3.8802           5,709,891

  1992                    $  3.7959         $  4.1409           6,907,180

  1991                    $  2.7828         $  3.7798           8,510,262

  1990                    $  3.0137         $  2.7991          10,978,705

  1989                    $  2.3164         $  2.9680          12,887,382

  1988                    $  2.2015         $  2.3318          14,392,854



* = As of April 18, 1995, the former Growth and Income Division was merged into the Equity Division and the name of the Equity
Division was changed to Growth and Income II Division.


                 GROWTH AND INCOME II DIVISION  *
                        NON-TAX QUALIFIED

  YEAR                    ACCUMULATION      ACCUMULATION     NUMBER OF
                          UNIT VALUE AT     UNIT VALUE AT    ACCUMULATION
                          BEGINNING OF      END OF PERIOD    UNITS
                          PERIOD                             OUTSTANDING AT
                                                             END OF PERIOD


  1997                    $  5.2962         $  6.5265           1,753,068

  1996                    $  4.4442         $  5.3182           2,002,962

  1995                    $  3.3094         $  4.4140           2,104,990

  1994                    $  3.3224         $  3.2870           1,733,131

  1993                    $  3.5222         $  3.3225           2,180,991

  1992                    $  3.2453         $  3.5405           2,447,435

  1991                    $  2.3781         $  3.2315           2,668,712

  1990                    $  2.5758         $  2.3921           3,515,922

  1989                    $  1.9798         $  2.5367           4,363,345

  1988                    $  1.8816         $  1.9930           5,022,828



* = As of April 18, 1995, the former Growth and Income Division was merged into the Equity Division and the name of the Equity
Division was changed to Growth and Income II Division.

                         INCOME DIVISION
                          TAX QUALIFIED

YEAR                      ACCUMULATION      ACCUMULATION     NUMBER OF
                          UNIT VALUE AT     UNIT VALUE AT    ACCUMULATION
                          BEGINNING OF      END OF PERIOD    UNITS
                          PERIOD                             OUTSTANDING AT
                                                             END OF PERIOD

  1997                    $  3.1564         $  3.4066             920,186

  1996                    $  3.1355         $  3.1734           1,313,122

  1995                    $  2.6495         $  3.1359           1,580,611

  1994                    $  2.7613         $  2.6484           2,006,254

  1993                    $  2.4922         $  2.7602           2,372,918

  1992                    $  2.3148         $  2.4665           3,146,768

  1991                    $  2.0194         $  2.3365           3,898,682

  1990                    $  1.9064         $  1.9976           4,611,938

  1989                    $  1.6895         $  1.9058           5,842,385

  1988                    $  1.5889         $  1.6886           6,396,491


                         INCOME DIVISION
                        NON-TAX QUALIFIED

YEAR                     ACCUMULATION      ACCUMULATION         NUMBER OF
                         UNIT VALUE AT     UNIT VALUE AT        ACCUMULATION
                         BEGINNING OF      END OF PERIOD        UNITS
                         PERIOD                                 OUTSTANDING AT
                                                                END OF PERIOD


  1997                    $  3.1183         $   3.365           1,981,587

  1996                    $  3.0972         $  3.1351           2,394,183

  1995                    $  2.6168         $  3.0976           2,678,698

  1994                    $  2.7274         $  2.6157           3,034,007

  1993                    $  2.4620         $  2.7263           3,998,875

  1992                    $  2.2868         $  2.4366           4,270,125

  1991                    $  1.9950         $  2.3082           4,705,841

  1990                    $  1.8835         $  1.9735           6,081,726

  1989                    $  1.6693         $  1.8830           7,317,320

  1988                    $  1.5699         $  1.6683           8,266,780


                       VOYAGER DIVISION  *
                          TAX QUALIFIED

YEAR                     ACCUMULATION      ACCUMULATION         NUMBER OF
                         UNIT VALUE AT     UNIT VALUE AT        ACCUMULATION
                         BEGINNING OF      END OF PERIOD        UNITS
                         PERIOD                                 OUTSTANDING AT
                                                                END OF PERIOD

  1997                    $  2.4606         $  3.1215             738,882

  1996                    $  2.2334         $  2.4937             751,632

  1995                    $  1.6061         $  2.2337             781,624

  1994                    $  1.6303         $  1.6261             798,724

  1993                    $  1.4965         $  1.6546             825,839

  1992                    $  1.3365         $  1.5166             972,470

  1991                    $  0.8190         $  1.3366             978,329

  1990                    $  0.9012         $  0.8289           1,022,612

  1989                    $  0.7563         $  0.8914             992,682

  1988                    $  0.6929         $  0.7564             908,009



* = Prior to April 18, 1995, the Voyager Division was named the
Aggressive Equity Division.


                        VOYAGER DIVISION *
                        NON-TAX QUALIFIED

YEAR                     ACCUMULATION     ACCUMULATION          NUMBER OF
                         UNIT VALUE AT    UNIT VALUE AT         ACCUMULATION
                         BEGINNING OF     END OF PERIOD         UNITS
                         PERIOD                                 OUTSTANDING AT
                                                                END OF PERIOD

  1997                    $  2.4563         $  3.1160             653,214

  1996                    $  2.2298         $  2.4894             633,799

  1995                    $  1.6031         $  2.2301             645,524

  1994                    $  1.6302         $  1.6231             649,408

  1993                    $  1.4965         $  1.6545             767,780

  1992                    $  1.3363         $  1.5164             761,087

  1991                    $  0.8188         $  1.3364             757,114

  1990                    $  0.9011         $  0.8287             781,471

  1989                    $  0.7562         $  0.8913             750,969

  1988                    $  0.6928         $  0.7563             731,019


* = Prior to April 18, 1995, the Voyager Division was named the
Aggressive Equity Division.



Data for the Voyager Division (formerly the Aggressive Equity
Division), covers the period from March 31, 1987 (commencement of operations) to December 31, 1995.



     2.   Money Market Division - Yield Information:

          The Separate Account provides "current yield" and "effective yield" quotations with respect to the Money Market Division.
     Both yield figures are based on historical earnings and are not intended to indicate future performance. A description of the method used to compute such yield quotations is included in the Statement of Additional Information.

          The "current yield" of the Money Market Division refers to the income generated by an investment in such Division over a particular seven-day period; the particular seven-day period will be stated in the quotation. This income is then "annualized" - that is, the amount of income generated by the investment during the seven-day period is assumed to be earned each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated in a similar manner; however, when annualized, the income earned by an investment in the Money Market
     Division is assumed to be reinvested. Due to the compounding effect of this assumed reinvestment, the "effective yield" will be slightly higher than the "current yield".



     3.   Financial Statements:

          The financial statements of the Separate Account and Investors Life Insurance Company of North America are included in the Statement of Additional Information.




              DESCRIPTION OF THE INSURANCE COMPANY,
                THE SEPARATE ACCOUNT AND THE FUND

THE INSURANCE COMPANY

Investors Life Insurance Company of North America ("Investors Life")is a stock life insurance company, organized in 1963 under the laws of the Commonwealth of Pennsylvania. In December, 1992, the Insurance Company changed its state of domicile to the State of Washington and merged with its immediate parent company (Investors Life Insurance Company of California). As a result of the merger, Investors Life Insurance Company of North America assumed all of the assets and obligations of Investors Life Insurance Company of California, and Investors Life Insurance Company of North America was the surviving company. In June, 1993, Investors Life merged with its immediate parent company, Standard Life Insurance Company. Investors Life was the surviving entity. As a result, Investors Life became a direct subsidiary of InterContinental Life Corporation, an insurance and
financial service holding company.   The administrative offices
of the Insurance Company are located at 701 Brazos Street, Austin, Texas 78701. The statutory home office of the Insurance Company is 2101 4th Ave., Seattle, Washington 98121-2371. Prior to December 28, 1988, the Insurance Company was an indirect wholly-owned subsidiary of CIGNA Corporation.


THE SEPARATE ACCOUNT

The Insurance Company established the Separate Account pursuant to the provisions of the Pennsylvania Insurance Code and has registered it as a unit investment trust under the Investment Company Act of 1940. The Separate Account commenced operations on September 15, 1982.

The Separate Account currently contains four Divisions, one for each class of shares of the Fund. Prior to the substitution of shares of Putnam Variable Trust for shares of CIGNA Annuity Funds group as the underlying funding vehicle for the Separate Account, the Separate Account contained five divisions. In connection with the substitution, the Equity Division was merged with the Growth and Income Division; thereafter, the name of the Equity
Division was changed to the Growth and Income II Division. See also, the discussion of the substitution under the caption
"Putnam Variable Trust" (page 21). Each Division reflects the investment performance of the specific class of Fund shares allocated to it, and is divided into subdivisions for tax qualified and non-tax qualified contracts, respectively. The
Voyager Division (formerly the Aggressive Equity Division) was initially made available under the Separate Account on March 31, 1987.
Each Separate Account Division is administered and accounted for as part of the general business of the Insurance Company;
however, the income, capital gains or capital losses of each Division's subdivision are credited to or charged against the assets allocated to that subdivision without regard to other income, capital gains or capital losses of any other subdivision or arising out of any other business the Insurance Company may conduct.

The contractual obligations under the Contracts funded by the Separate Account are assumed by the insurance Company; however, the investment risk under a Contract is borne by the Contract
Owner.

Putnam Variable Trust

Putnam Variable Trust, formerly known as the Putnam Capital Manager Trust, was established to fund variable annuity contracts offered by various insurance companies. Putnam Variable Trust is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. Putnam Variable Trust offers a number of separate portfolios of investments having a variety of investment objectives. Currently, only the following portfolios of Putnam Variable Trust are available under variable annuity contracts offered by this
Prospectus:

          Putnam VT U.S. Government and High Quality Bond Fund (which serves as the underlying funding vehicle for the Income Division) -seeks current income consistent with preservation of capital by investing primarily in securities issued or guaranteed by the U.S. Government or by its agencies or instrumentalities and in other debt obligations rated at least A by a nationally recognized securities rating agency such as Standard & Poors or Moody's Investors Service, Inc.
     or, if not rated, determined by Putnam Management to be of comparable quality.


          Putnam VT Growth and Income Fund (which serves as the underlying funding vehicle for the Growth and Income II Division, formerly known as the Equity Division) - seeks capital growth and current income by investing primarily in common stocks that offer potential for capital growth, current income or both.

          Putnam VT Money Market Fund (which serves as the underlying funding vehicle for the Money Market Division) - seeks as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity by investing in high quality money market instruments.


          Putnam VT Voyager Fund (which serves as the underlying funding vehicle for the Voyager Division, formerly known as the Aggressive Equity Division) - seeks capital appreciation by investing primarily in common stocks of companies that Putnam Management believes have potential for capital appreciation that is significantly greater than that of market averages.

The shares of each portfolio of Putnam Variable Trust are purchased by the Insurance Company at net asset value (without sales load) for the corresponding Separate Account Division to support the cash values of the Contracts.

Putnam Investment Management, Inc. ("Putnam Management") is the investment adviser to Putnam Variable Trust. Putnam Management is owned by Marsh & McLennan Companies, Inc., a publicly owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.



Putnam Management has agreed to reimburse the Insurance Company for certain costs that it will incur in connection with the servicing of Contracts. The amount of this reimbursement is equal to 25% of the effective management fee received by Putnam Management with respect to assets allocated by the Insurance Company to the applicable portfolio of Putnam Variable Trust, plus an annual rate of one basis point times the average daily net assets allocated during the computation period by the
Insurance Company to Putnam Variable Trust.     As of April 10,
1998, the reimbursement arrangement was terminated by mutual agreement between Putnam Management and the Insurance Company.
<R/>


The prospectus of Putnam Variable Trust, which accompanies this Prospectus, contains a more complete description of the investment objectives, including attendant risks, of each portfolio of Putnam Variable Trust. In considering the purchase of the Contracts offered in this Prospectus, you should read the prospectus of Putnam Variable Trust carefully.

                    VOTING RIGHTS

The Insurance Company is the owner of record of the shares of each series of shares of Putnam Variable Trust. It will vote such shares held in each Separate Account division at regular and special meetings of shareholders of Putnam Variable Trust in accordance with instructions received from persons having an interest in such series of Putnam Variable Trust shares.

During the Accumulation Period, owners of Contracts shall have a voting interest with respect to their accounts. During the Annuity period, the person entitled to variable Annuity Payments will be the person having such voting interest.

Each person having a voting interest in shares of Putnam Variable Trust attributable to a Contract will initially be allowed to vote the number of accumulation units credited to a Contract under the Separate Account Division composed of such Putnam Variable Trust shares. Persons receiving Annuity Payments will be allowed an equivalent vote which shall be determined by dividing the value of the reserve maintained in such Separate Account Division to meet the annuity obligations, by the value of an accumulation unit. Since voting power is determined by the Separate Account Division Contract value, such power will normally diminish during the annuity payout phase.

After votes are tabulated, the Insurance Company will then determine the number of Separate Account Fund shares to be voted affirmatively in accordance with the proportion of affirmative votes received to the total number of votes received from persons having a voting interest in such Fund shares. Negative votes will be similarly determined.

Assets may also be maintained in Separate Account Divisions with respect to contracts other than those offered by this Prospectus, and votes attributable to such other contracts will be computed in the same manner.


                 DEDUCTIONS AND EXPENSES


A.   CONTRACT CHARGES:

     The following deductions are made under the Contracts:

         Administrative Expense: The Insurance Company deducts expense charges from the Contract value on each anniversary of the issue date.

             During the Accumulation Period, this charge is $25.00 (the "Annual Contract Fee"), plus $5.00 (the "Exchange Fee") for the second and each subsequent transfer of Accumulation Value among Divisions during the Contract Year. Accumulation units will be reduced proportionately on each anniversary date to reflect this charge. No administrative expense charges are deducted in the event of a full surrender or death benefit settlement prior to the anniversary date.

                    During the Annuity Period, this charge is $5.00 (the "Exchange Fee") for the second and subsequent transfer of Annuity Unit values among Divisions during the Contract Year.

                    The Insurance Company reserves the right to terminate the privilege of the Contract Owner to make more than one transfer of Accumulation Units, or Annuity Units, during a Contract Year. However, there is no present intent to impose such a limitation, and written notice will be given to Contract Owners prior to any such change.

                    The Insurance Company's administrative expenses include salaries, rent, postage, telephone, travel, legal, administrative, actuarial and accounting fees, periodic reports, office equipment, stationary and custodial expenses. The administrative expense charge is not anticipated to exceed the expenses to be incurred by the Insurance Company for administration of the Contracts.

         Premium Taxes: Premium taxes ranging from .5% to 3% are currently imposed by certain states and municipalities on payments made under annuity contracts. Under deferred Contracts, any premium tax will be deducted either from the Purchase Payment or from the Accumulation Value upon annuitization, as determined in accordance with applicable law.

         Deferred Sales Charge: The Contracts include a deferred sales charge, which is assessed against amounts withdrawn (total or partial surrender) during early Contract Years, measured from the date of Contract issuance.

                The charges determined as follows will be assessed upon amounts withdrawn during any one of the first six
          Contract Years (measured from the date of issue) which exceed 10% of the Purchase Payment:

          Contract Year                       Percentage Charge

                  1                                 6%
                  2                                 5%
                  3                                 4%
                  4                                 3%
                  5                                 2%
                  6                                 1%
                  7 and thereafter                  0%

                    In no event will this charge exceed 8 1/2% of the amount of the Purchase Payment accepted by the Insurance Company for a Contract.

                    An amount up to 10% of the Purchase Payment may be withdrawn in any one Contract Year without charge.
          Federal penalty taxes may be imposed on early withdrawals.

                    The Deferred Sales Charge is made as a means for the Insurance Company to recover expenses incurred in connection with distribution of the Contracts when a withdrawal is made during early Contract Years.
          Because the Contracts are normally purchased for the long term, the Insurance Company expects to recover such expenses over time. Amounts anticipated to be collected by this means may, however, be insufficient to reimburse the Insurance Company for its anticipated distribution expenses. Amounts from the Company's general account assets (including the profits, if any, from the Mortality and Expense Risk Deduction) may be used to cover such expenses.

         Mortality and Expense Risk Deduction:  The Insurance
          Company makes a daily charge of 0.0000327 of the value of the assets in each subdivision of the Separate Account (1.2% on an annual basis, consisting of approximately 0.8% for mortality risks (the "Mortality

               Risk Fee") and approximately 0.4% for expense risks (the "Expense Risk Fee")).

                    The Insurance Company's assumption of mortality risk arises from its contractual obligation to make Annuity
          Payments to each Annuitant regardless of how long he lives and how long all annuitants as a group live.
          Also, the Insurance Company assumes mortality risk because of annuity rates in the Contracts, which cannot be increased; and, if the Annuitant should die during the Accumulation Period, the Insurance Company is at risk that the Accumulation Value may not equal the Death Proceeds.

                    The Insurance Company also assumes the risk that the amounts deducted for sales and administrative expenses may be insufficient to cover the actual cost of such items.

The above-described deductions may be modified by the Insurance
Company to the extent required by applicable federal or state law. However, except as described above, the deductions may not be modified by the Insurance Company.

B.   EXPENSES AND RELATED INFORMATION:

The Contracts are sold by licensed insurance agents of the Insurance Company who are also registered representatives of broker/dealers who have sales agreements with the Insurance
Company and the principal underwriter, ILG Securities
Corporation.

The sales agreements between the principal underwriter and broker/dealers provide for commissions in an amount equal to 4% of the Purchase Payment under the Contract.

Registered representatives of ILG Securities Corporation may also sell the Contracts.

In connection with the distribution of the Contracts, the Insurance Company pays servicing fees to certain broker/dealers who agree to provide ongoing Contract Owner administrative services. No charges are separately assessed under the Contracts, nor are deductions made from the Separate Account for these costs.

The expenses of the Separate Account consist of the mortality and expense risk deduction described under "Contract Charges", above.
As a percentage of average net assets, this expense is 1.2% on an annual basis.

The prospectus of Putnam Variable Trust describes the expenses and fees which are paid out of the assets of portfolios used to fund the Separate Account. For a discussion of such expenses and fees, please refer to the prospectus of Putnam Variable Trust.


        GENERAL DESCRIPTION OF VARIABLE ANNUITY CONTRACTS


Description of Contract Rights: The Contracts provide certain rights during the Accumulation Period, the Annuity Period and upon death of the Owner or Annuitant:

               a. Accumulation Period: During the Accumulation Period, the Owner of a Contract has the right to:

              Change the beneficiary for death proceeds;
              surrender the Contract in whole or in part for
                             its Withdrawal Value;
              change the annuity payout option;
              change the death benefit payout option;
              transfer Contract values between Separate Account
               Divisions;
              instruct the Insurance Company as to voting of
               Fund shares;
              cancel the Contract by returning it to the
               Insurance Company within 10 days after receipt;
              change the designated Separate Account Division
               for allocation of future contributions;
              change the date Annuity Payments commence (not
               later then Annuitant's age 75; an earlier age may be required in connection with certain Contracts issued to tax qualified plans);
              change the payee to receive Annuity Payments; assign ownership rights under the Contract, upon advance written notice to the Company.


                b. Annuity Period: During the Annuity Period, the Owner of a Contract has the right to:

              transfer Contract values between Separate Account
               Divisions;
              change the payee to receive Annuity Payments,
               during the lifetime of the Annuitant;
              change the beneficiary under any Annuity Payout
               Option which provides for a death benefit upon death of the Annuitant; change may be made only during lifetime of the Annuitant;
              instruct the Insurance Company as to voting of
               Fund shares.

     c.   Death Benefits - Accumulation Period:

                    In the event death benefit proceeds become payable during the Accumulation Period, the Beneficiary designated by the Owner is entitled to payment of such proceeds. If no designated Beneficiary survives the Annuitant and no other designation is provided, the Owner shall be the Beneficiary, if he survives the Annuitant; otherwise, the Owner's estate shall be the Beneficiary.

                    If no Annuity Payout Option has been selected by the Owner for death benefit proceeds, and if the Insurance
          Company has not previously made a lump sum payment, the beneficiary may choose an Annuity Payout Option for receipt of such proceeds.

     d.   Death Benefits - Annuity Period:

                    If the Annuitant dies while receiving Annuity Payments, the remaining payments, if any, will be payable to the Beneficiary designated by the Owner. However, if Annuity Payments are being paid to a Beneficiary as a death benefit, and such Beneficiary dies, the Beneficiary's estate shall be entitled to receive payment of any remaining proceeds.

                    In the case of Contracts which are subject to the requirements of section 72(s) of the Internal Revenue
          Code (See "Death Benefits - Required Distribution Provisions"), the Contracts provide that if the Owner dies while the Annuitant is receiving Annuity Payments, the Annuitant is entitled to receive the remaining payments.

Limitation on Contract Rights: The Contracts may be issued pursuant to a tax qualified or non-tax qualified plan or trust. Such plan or trust may limit the exercise by participants in the plan or trust of certain rights granted by the Contract to Owner, Annuitant or Beneficiary. For example, although the Contract permits redemption of all or part of their value prior to the time Annuity Payments begin, the plan or trust may not permit the Owner to exercise such right. Certain plans or trusts may require that the Owner acquire a 100% vested or nonforfeitable interest in the benefits provided by the plan or trust before he may exercise any of the rights provided by the Contract. The provisions of the plan or trust instrument should be referred to in connection with the Contracts.

In addition, assignment of interests under the Contract is prohibited when the Contracts are used to fund retirement plans qualified under sections 401, 403(a), 403(b) or 408 of the Internal Revenue Code, unless the Owner is other than the Annuitant or the Annuitant's employer.

Transfers Between Separate Account Divisions: Once each Contract Year, the Owner may elect to transfer all or a portion of Contract value to one or more of the other Separate Account Divisions, without charge. The Owner may also elect to make additional transfers of Contract value(s) between Separate Account Divisions each Contract Year; a charge of $5.00 is made by the Insurance Company for each such additional transfer. The Insurance Company reserves the right to limit transfers to one per Contract Year. In such event, written notice will be provided to all Contract Owners.

All elections to transfer must be in writing, signed by the Owner and received by the Insurance Company.

No transfer of Separate Account Divisions is permitted: (i) within 30 days of Annuity Commencement Date; (ii) if it would result in applying the value of a Contract to more than five Separate Account Divisions, (iii) if prohibited by state law; or
(iv) if prohibited by the applicable retirement plan.

The number of Accumulation Units credited in the newly elected
Separate Account Division(s) will be equal to the dollar value of the amount transferred divided by the current value of one
Accumulation Unit in such newly elected Division(s).

The number of Annuity Units credited in a newly elected Division will be determined by multiplying the number of Annuity Units in each Division to be transferred by the current value of one such Annuity Unit in the newly elected Division.

Contract Owners (and Payees) who contemplate making a transfer should first carefully consider their annuity objectives and investment objectives of the current and proposed underlying classes of Fund shares. Frequent transfers may be inconsistent with the long-term objectives of the Contracts.

Substituted Securities:

If any class of Fund shares should become unavailable for purchase by the Insurance Company, or if in the judgment of the Insurance Company further investment in such class is no longer appropriate in view of the purposes of the Separate Account, there may be substituted therefor other shares or classes of shares of a mutual fund which will be described in the Prospectus by amendment or revision and net Purchase Payments received after a date specified by the Insurance Company may be applied to the purchase of other shares or classes of shares of such fund. In either event, prior approval by the affected Separate Account Division shall be obtained. No substitution for shares or classes of shares of a fund not described in this Prospectus will be made without the prior approval of the Securities and Exchange Commission.


Change in Operations:

The Insurance Company may also sell other forms of variable annuity contracts from time to time, such as group contracts and flexible payment individual contracts, which provide benefits that vary in accordance with the investment experience of the particular Separate Account Division in which they participate. In addition, the Insurance Company may create new Divisions of the Separate Account to provide additional funding options to Contract Owners. No assurance can be given that any new Divisions, if created, will be made available to Contract Owners. The Contracts limit to five (5) the maximum number of Divisions which may be selected.

The Insurance Company reserves this right to amend the Contracts to meet the requirements of the Investment Company Act of 1940, or other applicable federal or state laws or regulations.


Contract Owner Inquiries:

The Owner of a Contract should direct all inquiries to:
Investors Life Insurance Company of North America, Customer
Service Department, 701 Brazos Street, Austin, Texas 78701.


Reports:

The Owner, or Annuitant as applicable, will receive notice of all Fund shareholder meetings. A Fund report and a statement of account as to the value of the accumulation units held under the Contract will be furnished annually to the Owner. A Separate Account report will be furnished semi-annually.

                       THE ANNUITY PERIOD



Annuity Commencement Date: Annuity payments will begin on the first day of the calendar month selected by the Owner. The selected date may be as early as the 50th birthday of the Annuitant, but may not be later than the 75th birthday of the Annuitant, except where otherwise agreed to by the Insurance Company. The selection of an annuity commencement date may also be affected by the terms of a retirement plan or trust under which a Contract is issued. Contracts issued in connection with Individual Retirement Annuity plans (qualified under section 408 of the Code) provide that payments must commence not later than the end of the taxable year in which the Annuitant attains age 70-1/2. For Contracts issued in connection with tax sheltered (section 403(b)) annuity plans, the Internal Revenue Code requires that distributions must commence no later than the year the Annuitant attains age 70-1/2 (or the year the Annuitant retires with respect to years beginning prior to January 1,
1989); these provisions apply to benefits accruing under a
section 403(b) annuity contract after December 31, 1986. Unless otherwise instructed by the Owner, the annuity commencement date is the Contract anniversary nearest the Annuitant's age 65.


Annuity Payments: The level of annuity payments is based on (i) the table specified in the Contract which reflects the adjusted age of the Annuitant, (ii) the type of annuity payout option selected and (iii) the investment performance of the underlying Fund shares selected. The amount of annuity payments will not be affected by adverse mortality experience or any increase in the expenses of the Insurance Company in excess of the charges made under the Contract. If the Insurance Company is required to withhold certain amounts from annuity payments, in compliance with Federal or State tax law relating to collection of income taxes at the source of payment, the amount so required will be deducted from each payment.


         Special Note for California Contracts:
          Certain Contracts which are issued subject to California law contain annuity tables which reflect the adjusted age and sex of the Annuitant. The Insurance Company issues this type of contract where issuance is not known by the Company to be part of an employer-sponsored plan.




Annuity Payout Options: The Owner may elect to have Annuity Payments made under any one of the Annuity Payout Options described below. In addition, the Annuity Payout Options may be selected for payout of the Death Proceeds during the Accumulation Period, upon the death of the Annuitant or Owner, as applicable. A change of option is permitted if made at least 30 days before the date Annuity Payments are to commence. In the absence of an election, Annuity payments will be made in accordance with Option 2 below with 120 monthly payments certain (10-year period). Annuity payments will be paid monthly except that (i) proceeds of less than $3,000 will be paid in a single sum or (ii) a schedule of payments payable monthly may be changed to avoid payments of less than $20.

Option 1 - Life Annuity: An annuity payable monthly during the lifetime of the Annuitant and terminating with the last monthly payment preceding the death of the Annuitant. There is no guarantee of a minimum number of payments or provision for a death benefit for beneficiaries. IT WOULD BE POSSIBLE UNDER THIS OPTION TO RECEIVE ONLY ONE ANNUITY PAYMENT IF THE ANNUITANT DIES BEFORE THE DUE DATE OF THE SECOND ANNUITY PAYMENT, TWO IF DEATH OCCURS BEFORE THE DUE DATE OF THE THIRD ANNUITY PAYMENT DATE, AND SO ON.

Option 2 - Life Annuity with Annuity Payments Guaranteed for a Designated Period: An annuity payable monthly during the lifetime of the Annuitant. If, at the death of the Annuitant, payments have been made for less than the designated period, any unpaid Annuity Payments will be paid to the end of the designated period. Such period may be (a) 10 years, (b) 15 years, or (c) 20 years.

Option 3 - Unit Refund Life Annuity: An annuity payable monthly during the lifetime of the Annuitant, terminating with the last Annuity Payment due before the death of the Annuitant. An additional payment, less any amounts required to be withheld for taxes, may then be payable. Such payment at death will be equal to the dollar value of a number of annuity units equal to (a) minus (b), if such difference is positive, where:


          total amount applied under the Option at the
(a)  =    annuity commencement date
         -------------------------
          annuity unit value at the annuity commencement date

          number of annuity units represented by each
     (b)  =    monthly Annuity Payment paid times the number of
         monthly annuity payments made.

Option 4 - Joint and Last Survivor Annuity: An annuity payable monthly during the joint lifetime of the Annuitant and a designated second person, and thereafter during the remaining lifetime of the survivor. AS UNDER OPTION 1, THERE IS NO MINIMUM
NUMBER OF GUARANTEED ANNUITY PAYMENTS UNDER THIS OPTION.


Option 5 - Joint and Two-thirds Survivor Annuity: An annuity payable monthly during the joint lifetime of the annuitant and a designated second person and continuing during the lifetime of the survivor in a reduced amount which reflects two-thirds of the number of annuity units in effect during such joint lifetime. AS UNDER OPTION 1, THERE IS NO MINIMUM NUMBER OF GUARANTEED ANNUITY PAYMENTS UNDER THIS OPTION.


Option 6 - Payments for a Designated Period: An annuity payable monthly for a designated number of years from 5 to 30. In the event of the Annuitant's death prior to the end of the designated period, Annuity Payments will be continued during the remainder of such period. ANNUITY PAYMENTS UNDER THIS OPTION ARE BASED UPON THE PAYMENT OF THE MORTALITY AND EXPENSE RISK DEDUCTION, EVEN THOUGH THERE IS NO LIFE CONTINGENCY RISK ASSOCIATED WITH THIS OPTION.


Determination of Monthly Annuity Payments: A description of the method for determining the first and subsequent annuity payments is included in the Statement of Additional Information. The Contracts contain tables indicating the dollar amount of the first monthly Annuity Payment which can be purchased with each $1,000 of value accumulated under the Contract. These tables include an assumed interest rate of 6% per annum. This 6% assumed rate is the measuring point for subsequent Annuity Payments. If the actual net investment rate (on an annual basis) remains constant at 6%, the Annuity Payments will remain constant. If the actual net investment rate exceeds 6%, the Annuity Payments will increase at a rate equal to the amount of such excess. Conversely, if the actual rate is less than 6%, Annuity Payments will decrease.


         Special Note for New Jersey Contracts:
          Contracts subject to New Jersey law contain tables indicating an amount of first monthly annuity payment based on an assumed interest rate of 5% rather than 6%.


The objective of the Contracts is to provide benefit installments which will increase at a rate sufficient to maintain purchasing power at a constant level. For this to occur, the actual net investment rate must exceed the assumed rate of 6% (5% for New Jersey Contracts) by an amount equal to the rate of inflation.
Of course, no assurance can be made that this objective will be met. If the assumed interest rate were to be increased, Annuity Payments would start at a higher level but would increase more slowly or decrease more rapidly. Likewise, a lower assumed interest rate would provide a lower initial payment with greater increases or lesser decreases in subsequent Annuity Payments.

Transfer During the Annuity Period: For a description of the Contract provisions applicable to transfers between Separate
Account Divisions, refer to "General Description of Variable
Annuity Contracts - Transfers Between Separate Account
Divisions".


                          DEATH BENEFITS


Accumulation Period: If the Annuitant dies during the Accumulation Period, and prior to the death of the Owner (if the Owner is an individual other than the Annuitant), death benefit proceeds will be equal to the Accumulation Value of the Contract determined on the valuation date coincident with or next following the date due proof of the Annuitant's death is received by the Insurance Company. However, if death occurs before age 75, while the Owner (if other than the Annuitant) is living and before Annuity Payments begin, the Insurance Company guarantees that the death proceeds will not be less than the amount of Purchase Payments made under the Contract, less a reduction for prior redemptions.

The amount of death benefit proceeds payable to a Beneficiary will be reduced by an applicable state premium tax and by any amounts required to be withheld for Federal or State income taxes.

The Owner may designate the Annuity Payout Option for death benefit proceeds. If no such Option is in effect at the time death benefit proceeds are to be paid, the proceeds will be payable either (i) in a single sum or (ii) under an Annuity Payout Option selected by the Beneficiary. In the absence of such an election by the Beneficiary, the proceeds will be paid in a single sum.

Annuity Period: If the Annuitant dies after the commencement of Annuity Payments, the death proceeds, if any, will depend upon the Annuity Payout Option in effect at the time of death. Under Options 2, 3 or 6, any remaining payments will be made to the Beneficiary during the designated period. However, if Annuity Payments are being made as a death benefit to a Beneficiary, and such Beneficiary dies, the present value of the remaining payments under Options 2, 3 or 6 will be paid in a lump sum (at an interest rate of 6% for Options 2 and 6) to the Beneficiary's estate.

Required Distribution Provisions (Applicable to Contracts other than Contracts owned by the sponsor of a retirement plan qualified under section 401(a) or 403(a) of the Internal Revenue Code, Contracts issued in connection with a tax sheltered annuity plan under Section 403(b) of the Internal Revenue Code, or Contracts issued in connection with an Individual Retirement Arrangement under Section 408 of the Internal Revenue Code):

Under the provisions of section 72(s) of the Internal Revenue Code, the contracts described in this section must contain specific rules for distribution of the value of the Contract in the event of the Owner's death. Contracts issued by the Insurance Company which are subject to the requirements of section 72(s) will include the following provisions:


               Accumulation Period - If the Owner of the Contract and the Annuitant is the same person, the Contract provides that if the Owner dies before annuity payments commence, death proceeds must be distributed to the designated beneficiary within 5 years after death of the Owner/Annuitant. Alternatively, if the designated beneficiary is a natural person, such proceeds may be distributed over the life of such beneficiary, or a period not extending beyond the life expectancy of such beneficiary. In this event, payments to the beneficiary must commence not later than one year after the death of the Owner/Annuitant (or such later date as permitted under regulations to be issued by the Secretary of Treasury). The amount of such death proceeds is determined as described in "Death Benefits
          - Accumulation Period", above.

                    If the Owner of the Contract is a corporation or other non-individual, section 72(s), as amended by the Tax
          Reform Act of 1986, provides that the primary annuitant
          (as defined in the Code) shall be treated as the Owner of the Contract for purposes of the required distribution provisions. Thus, the death of the primary annuitant will result in application of the distribution requirements described in the preceding paragraph.


            Where the Owner of the Contract is an individual other than the Annuitant, the Contract provides that if the Owner dies before the Annuitant and before annuity payments commence, death proceeds will be equal to the accumulation value of the Contract determined on the valuation date coincident with or next following the date proof of the Owner's death is received by the Insurance Company. However, if the death of the Owner occurs prior to his age 75 and before annuity payments begin, the Insurance Company guarantees that the death proceeds cannot be less than the amount of the Purchase Payment made under such Contract, less a reduction for any prior redemptions. The amount of death proceeds payable to a beneficiary will be reduced by applicable state premium taxes and by any amounts required to be withheld for Federal or State income taxes. The amount of such death proceeds must be distributed to the designated beneficiary within 5 years after death of the Owner. Alternatively, if the designated beneficiary is a natural person, such proceeds may be distributed over the life of such beneficiary, or a period not extending beyond the life expectancy of such beneficiary. In such event, payments to the beneficiary must commence not later than one year after the death of the Owner (or such later date as permitted under regulations to be issued by the Secretary of Treasury). The Contract also provides that if the designated beneficiary is the surviving spouse of the Owner, no death proceeds shall be payable at the death of the Owner, and such spouse shall become the owner of the Contract. If death proceeds are payable on account of death of the Owner, then no death proceeds are payable upon the subsequent death of the Annuitant.

                   Annuity Period - If the Owner of the Contract and the Annuitant is the same person, the Contract provides that if the Owner dies after annuity payments commence, the remaining payments under the Contract must be paid at least as rapidly as under the method of payment in effect on the date of death of the Owner.

                    If the Owner of the Contract is a corporation or other non-individual, section 72(s), as amended by the Tax
          Reform Act of 1986, provides that the primary annuitant
          (as defined in the Code) shall be treated as the Owner of the Contract for purposes of the required distribution provisions. Thus, the death of the primary annuitant will result in the application of the distribution requirements described in the preceding paragraph.

                   Where the Owner of the Contract is an individual other than the Annuitant, the Contract provides that if the Owner dies after annuity payments commence (or after the death of the Annuitant while payments are being made to a beneficiary), the remaining payments must be paid out at least as rapidly as under the method of payment in effect on the date of death of the Owner.


                  PURCHASES AND CONTRACT VALUES


How to Purchase a Contract:

The Contracts are sold by licensed insurance agents of the Insurance Company who are also registered representatives of broker/dealers which have sales agreements with ILG Securities Corporation and the Insurance Company. Registered representatives of ILG Securities Corporation may also sell the Contracts. The principal underwriter of the Contracts is ILG Securities Corporation. ILG Securities Corporation is an indirect, wholly-owned subsidiary of InterContinental Life Corporation. The Insurance Company is a direct, wholly-owned subsidiary of InterContinental Life Corporation. The principal business address of ILG Securities Corporation is 701 Brazos Street, Austin, Texas 78701.

A Contract may be purchased by delivering a completed application, including Purchase Payment allocation instructions, such other forms as the Insurance Company requires and the Purchase Payment, where applicable, to the soliciting agent who will forward such payment and forms to the Insurance Company.

If the application is complete and correct upon receipt by the Insurance Company, and if all other required information and the Purchase Payment have also been received by the Insurance Company at its Home Office, the Contract will be issued and the net purchase payment will be credited to the Contract to reflect the net asset value of the applicable Division'(s) underlying class of Fund shares next computed within two business days following such receipt. In the event that the Purchase Payment and the application are received by the Insurance Company in an amount or under circumstances whereby the Insurance Company has not been provided with correct or sufficient information to establish an account or with instructions as to the proper crediting of such payment, then the Insurance Company will, within five (5) business days following receipt, inform the purchaser of the reasons for the delay and will request the purchaser to supply corrections and further information or instructions with regard to the applicable account. In this event, the Insurance Company will return the Purchase Payment to the purchaser within 5 days, unless it obtains the Purchaser's consent to retain the payment until the corrections have been received.

Upon such receipt, the Contract will be issued and the net Purchase Payment will be credited to the Contract to reflect the net asset value of the applicable Division'(s) underlying class of Fund Shares next computed within the next two business days.

If the requested corrections, information or instructions are not subsequently furnished to the Insurance Company within a reasonable time period following the request, the Company will return any retained purchase payment to the purchaser. Likewise, if at any time the Insurance Company determines that it cannot establish the requested account, it will return such purchase payment immediately upon making such determination.

If the application is for a Contract used in connection with an Individual Retirement Arrangement (IRA) under Code Section 408, the Insurance Company will hold the Purchase Payment in a suspense account until the expiration of the IRS-mandated revocation period. Under IRS regulations, if an individual receives IRA informational disclosure fewer than seven days prior to the date on which the plan is established, the individual is permitted a seven-day period following establishment of the plan during which to revoke the plan and receive a refund. The Purchase Payment will be applied as of the valuation date next following expiration of the revocation period. No interest will be paid on funds held in such suspense accounts.


Purchase Payments:

The minimum Purchase Payment is $3,000.


Application of Net Purchase Payments:

The Insurance Company will reduce the Purchase Payment by any applicable Premium Tax to determine the Net Purchase Payment. Upon the purchase of a Contract, the amount of the Net Purchase Payment credited to a Contract will reflect the net asset value of the applicable Division(s)' underlying class of Fund shares next computed within the next two business days following the Insurance Company's receipt of the payment. However, if any of the required material is incomplete, incorrect or if the payment has not been made, then a delay in Contract issuance or crediting of a subsequent payment may be encountered.

Crediting Accumulation Units:

Accumulation Units represent the value of the Owner's Contract attributable to the applicable Division(s) selected (maximum of five). The number of Accumulation Units to be credited to the Owner's account within a Division is determined by dividing the Net Purchase Payment allocated to that Division by the Accumulation

Unit value of the applicable Division as of the Valuation Date next computed following the Insurance Company's determination to credit a payment to the Contract. The number of accumulation units will not change because of a subsequent change in the value of the unit, but the dollar value of an accumulation unit will vary to reflect the investment experience of the class(es) of Fund shares underlying the selected Division(s).

Value of an Accumulation Unit: (Note - although the following refers to a "Division", the values are determined independently for each sub-division). The value of an Accumulation Unit for each Separate Account Division was established at $1 as of the date the applicable class of Fund shares were first purchased for that Division. The value of accumulation units subsequently is determined by multiplying the value of an Accumulation Unit for the immediately preceding Valuation Date by a net investment factor for the Valuation Period ending on such date.

A net investment factor for a Valuation Period is the sum of
1.000000 plus the net investment rate for the applicable Separate Account Division. The net investment rate for the applicable Division is equal to the gross investment rate of that Division for the valuation period expressed in decimal form to seven places, less a deduction of 0.0000327 for each day in the valuation period (1.2% annually - the fee charged by the Insurance Company for undertaking the mortality and expense risks). The applicable gross investment rate is equal to (i) the investment income for the valuation period, plus capital gains and minus capital losses for the period, whether realized or unrealized on the assets of the Division divided by (ii) the value of such assets at the beginning of the valuation period. The gross investment rate may be positive or negative.

                           REDEMPTIONS

Procedures for Redemption:

Unless prohibited by any applicable retirement plan, the Owner may redeem the Contract during the Accumulation Period in whole or in part for its Contract Withdrawal Value as of the next valuation date coincident with or next following the date the request for redemption is received by the Insurance Company. In determining redemption values, the Insurance Company does not anticipate that it will be receiving or applying any premium tax refund credits. No redemptions may be made once Annuity Payments have begun. Requests to redeem shall be made in writing to the Insurance Company. If the request is for the entire redemption value of the Contract, it shall be accompanied by the Contract. The Contract Withdrawal Value is determined on the basis of the accumulation unit values on such valuation date, reduced by any applicable sales charges and premium taxes. Payment of the Contract Withdrawal Value, less any amounts required to be withheld for taxes, will be made within seven days after the date proper written request is received by the Insurance Company at its Home Office. However, such payment may be postponed whenever
(i) the New York Stock Exchange is closed, except for holidays or weekends, or trading on the New York Stock Exchange is restricted by the Securities and Exchange Commission; (ii) the Securities and Exchange Commission permits postponement and so orders; or
(iii) an emergency exists, as defined by the Securities and Exchange Commission, so that valuation of the assets or disposal of securities is not reasonably practicable.

The Owner may elect to have the redemption value applied to provide Annuity Payments under any one of the annuity payout options, as permitted under the applicable retirement plan. AMOUNTS WITHDRAWN BY THE OWNER PRIOR TO THE ANNUITY COMMENCEMENT DATE MAY BE SUBJECT TO A TAX PENALTY AND IMMEDIATE TAXATION OF ANY INVESTMENT GAIN.


Partial Redemptions:

The Owner may request a partial redemption of his Contract value for an amount not less than $300 provided this does not result in reducing the remaining value of the Contract to less than $1,000 on the date of redemption. Amounts required to be withheld for taxes in the event of a partial redemption will not be considered part of the remaining value of the Contract. If a partial redemption request would result in such a reduction, the Insurance Company will redeem the total Contract value and pay the remaining Contract Withdrawal Value, less any amounts required to be withheld for taxes, to the Owner.


Restrictions Under Certain Section 403(b) Plans:

As described in "Federal Tax Status-Tax Qualified Plans" Section 403(b)(11) of the Internal Revenue Code (the "Code") restricts the redemption under Section 403(b) annuity contracts of certain amounts which are derived from contract contributions made pursuant to a salary reduction agreement.

As a result of these requirements, the Insurance Company will be required to restrict the amount of contract withdrawals so as to comply with the provisions of Section 403(b) (11) of the Code. The staff of the U.S. Securities and Exchange Commission has issued a "no action" letter, informing insurance companies issuing variable annuity contracts that the above-described Code restrictions may be implemented, notwithstanding the otherwise applicable redemption provisions of the Investment Company Act of 1940. The Insurance Company intends to rely upon the provisions of the SEC staff "no action" letter, and to comply with the provisions of said letter.

THE INSURANCE COMPANY REQUIRES AN ACKNOWLEDGMENT FORM TO BE SIGNED BY PURCHASERS OF SECTION 403(b) ANNUITY CONTRACTS FOR WHICH CONTRIBUTIONS ARE MADE PURSUANT TO A SALARY REDUCTION AGREEMENT. THE SIGNED ACKNOWLEDGMENT FORM - A COPY OF WHICH IS INCLUDED AT THE END OF THIS PROSPECTUS - MUST ACCOMPANY THE CONTRACT APPLICATION.


Right to Cancel:

The Owner may cancel the Contract by delivering or mailing a written notice (or sending a telegram) to the Insurance Company and by returning the Contract before midnight of the 10th day after the date of receipt. The Insurance Company will return all amounts due to the Owner within ten days after receipt of notice of cancellation and the returned contact. The Owner bears the investment risk with respect to amounts allocated to the Separate Account, for the period from the date the returned Contract is received by the Company. Under the terms of the Contract, cancellation shall entitle the Owner to an amount equal to (a) the difference between premiums paid, including any contract fees and other charges, and the amounts allocated to the Separate Account, plus (b) the Accumulation Value of the Contract on the date the returned Contract is received by the Company.




                        FEDERAL TAX STATUS


General

The Contracts have been designed so as to qualify as "variable annuity contracts" for Federal income tax purposes. Thus, the Contracts permit the Owner to defer Federal income taxation on increases in the value of a contract, until such time that amounts are withdrawn from the contract, received in the form of annuity payments or paid as a death benefit.

Under the current provisions of the Code, variable annuity contracts - other than contracts issued under retirement plans which qualify for Federal tax benefits under sections 401, 403(b) or 408 of the Internal Revenue Code, or under government retirement plans (whether or not so qualified) or to a state or municipal government for use under a deferred compensation plan - will not be treated as an annuity contract for Federal income tax purposes for any period for which the investments of the segregated asset account on which the contracts are based are not adequately diversified. This "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. The Insurance Company believes that the current structure of the Separate Account satisfies the requirements of the regulations, and it intends that the Separate Account, as well as the underlying Funds, will operate so as to meet such requirements.


Non-Tax Qualified Contracts:

A Non-Tax Qualified Contract is a Contract which is purchased by an individual for his or her own purposes but not pursuant to any of the tax qualified retirement plans described in the section below. A Non-Tax Qualified Contract may also be a Contract issued to a retirement plan or plan of deferred compensation which is a non-tax qualified plan. The tax status of the annuitant or participant is determined by provisions of such plan and/or provisions of the Code applicable to the contract.

Under the provisions of the Tax Reform Act of 1986, a Non-Tax Qualified Contract which is held by a person who is not a natural person (e.g. a corporation or a trust is not a natural person), is not treated as an annuity contract for Federal income tax purposes, and the income on the contract for any taxable year is treated as ordinary income received or accrued by the owner of the contract during the taxable year. Certain exceptions are provide for Non-Tax Qualified Contracts held by a trust or other entity as agent for a natural person and for immediate annuities (as defined in the Code). THUS, OWNERSHIP OF A NON-TAX QUALIFIED CONTRACT BY NON-NATURAL PERSONS WHO DO NOT QUALIFY FOR THE STATUTORY EXCEPTIONS RESULTS IN DENIAL OF TAX DEFERRAL ON INCREASES IN THE VALUE OF THE CONTRACT.

Taxation of payments under annuity contracts is governed by Code
Section 72. Under the current provisions of the Code, amounts received under a Non-Tax Qualified Contract prior to the annuity commencement date (including payments made upon the death of the Annuitant or Owner), or as non-periodic payments after the annuity commencement date, are generally first attributable to any investment gains credited to the Contract over the taxpayer's basis (if any) in the Contract. Such amounts will be treated as income subject to Federal income taxation. A 10% penalty tax on such withdrawn investment gains will be imposed if the withdrawal is made prior to age 59-1/2. This penalty tax will not be imposed irrespective of age if the amount received is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life or life expectancy of the payee. The requirement that the amount be paid out as one of a series of "substantially equal" periodic payments is met when the number of units withdrawn to make each distribution is substantially the same. Also, the penalty tax will not be imposed if the withdrawal follows the death of the Owner (or if the Owner is not an individual, the death of the primary annuitant), or is attributable to the "total disability" (as defined in the Code) of the Annuitant. Where the Owner of the Contract is an individual who is other than the Annuitant, the Code (as amended by the Tax Reform Act of 1986) provides that the penalty tax is applicable to the taxable portion of payments required to be made under the Contract following the death of the Annuitant.

If the Owner of a Contract transfers (assigns) the Contract to another individual as a gift, the Code (as amended by the Tax Reform Act of 1986) provides that the Owner will incur taxable income at the time of the transfer. The amount of such taxable income is equal to the excess, if any, of the cash surrender value of the Contract over the Owner's cash basis at the time of the gift. An exception is provided for certain transfers between spouses.

Annuity payments made after the annuity commencement date are generally taxed to the recipient only as received. A part of the payment received is a return of investment in the contract, if any, and is non-taxable; a portion is a return of income and is subject to ordinary income tax. An "exclusion ratio" is used to determine the non-taxable and taxable portion of each payment. Such exclusion ratio continues until such time that the taxpayer recovers his/her basis in the Contract. Thereafter, all payments received are treated as taxable income.


Tax Qualified Contracts:

Tax Qualified Contracts are Contracts which are issued to or pursuant to the following types of retirement plans:

         A plan established by a corporate employer for the benefit of its employees and qualified under sections
          401(a) or 403(a) of the Code (Corporate plans).
         A plan established by self-employed individuals for
          themselves and their employees and qualified under
          sections 401(a) or 403(a) of the Code (Keogh or HR-10 plans).
         A tax sheltered annuity plan maintained by certain tax exempt organizations, including educational institutions, to purchase annuity contracts for employees (403(b) Annuity plans).
         An Individual Retirement Annuity (IRA) plan established by an individual.


All of these plans differ with respect to the applicable rules which must be met and followed if they are to attain and retain their qualified status. In general, they have the following common attributes: tax deductibility of contributions (to the extent permitted by the Code), tax deferral of investment income and taxation to the plan participant only upon receipt of a withdrawal or payment. Since the plan participant generally does not have a cost basis in the value of the Contract, payments received by the participant are generally taxed as income to the participant.

Under the Code (as amended by the Tax Reform act of 1986), certain distributions prior to age 59-1/2 are considered premature distributions and may result in application of a 10% additional tax. In addition, the Code requires that tax qualified retirement plans generally provide for the commencement of retirement benefits no later than the year in which the employee attains age 70-1/2.

With respect to contracts issued in connection with Section 403(b) annuity plans, the Code (as amended by the Tax Reform Act of 1986) restricts the distribution under such contracts of certain amounts which are derived from contract contributions mad pursuant to a salary reduction agreement. These restrictions are set forth in Section 403(b) (11) of the Code, effective January 1, 1989. The restrictions apply to: (i) salary reduction contributions made after December 31, 1988, and earnings on such contributions, and (ii) earnings on contract value as of December 31, 1988. The tax law restrictions do not apply to salary reduction contributions made prior to January 1, 1989, or to earnings credited to such contributions prior to January 1, 1989.

In accordance within the provisions of the Code, restricted amounts may be distributed only in the event of attainment of age 59-1/2, separation from service, death, disability (as defined in Section 72(m)(7) of the Code), or financial hardship. The hardship exception is not available with respect to income attributable to salary reduction contributions. The Insurance Company will be required to restrict the amount of contract withdrawals so as to comply with these provisions of the Code.

The Internal Revenue Service has indicated that Section
403(b)(11) does not change the circumstances under which a tax-free exchange of annuity contracts may be made. Individuals contemplating purchase of a contract should refer to the provisions of their employer's section 403(b) arrangement to determine the investment alternatives available.

Taxation of the Separate Account:

Under the current provisions of the Internal Revenue Code, the Insurance Company pays no taxes on the investment income and capital gains of the assets of the Separate Account where used to determine the value of Contracts. Accordingly, the Insurance Company currently makes no adjustments for Federal income taxes (or benefits) in connection with the Separate Account Divisions. The Insurance Company retains the right to make adjustments for Federal income taxes to Separate Account assets should future changes in the Code so warrant.

Tax Withholding and Reporting:

The Insurance Company may be required to withhold certain amounts from both periodic and non-periodic payments under the Contracts in accordance with Federal tax law relating to the collection of Federal income tax at the source of payment. A payor of periodic annuity payments is required to withhold amounts as if the payment were a payment of wages from an employer to an employee. However, an individual recipient of periodic payments is allowed to elect to have no withholding made in a manner prescribed by the United States Treasury Department.

Similarly, a payor of certain non-periodic payments is required to withhold amounts unless an individual recipient elects against tax withholding in a manner prescribed by the U.S. Treasury Department. Non-periodic payments include payments made before and after the annuity commencement date such as lump sum death proceeds and partial or full surrenders (redemptions) of Contract value. The withholding requirements will not apply to the portion of a payment which is reasonably believed to be not includable in gross income of the recipient for Federal tax purposes.

The Insurance Company will transmit a notice to individual recipients of Contract payments of the right to elect against Federal income tax withholding, in a form and containing such information as the Secretary of the Treasury prescribes. If an individual elects against withholding, the Insurance Company may nonetheless be required to withhold if it has not received the recipient's tax identification number.

Under the current provisions of the Code, the Insurance Company is required to withhold Federal income taxes from certain distributions from tax-qualified retirement plans and from section 403(b) Annuity plans. These requirements do not apply to distributions from IRA plans or from deferred compensation plans subject to section 457 of the Code. The mandatory withholding (at a 20% rate) applies to distributions which are treated as "eligible rollover distributions" under the Code, unless the amount is distributed as a "direct rollover". For these purposes, a "direct rollover" is one which is made directly from the qualified plan to another qualified plan, or directly from the qualified plan to an IRA. In other words, a "direct rollover" does not involve the receipt of any portion of the distribution by the taxpayer. Unless an "eligible rollover distribution" qualifies as a "direct rollover", the taxable portion thereof is subject to 20% withholding. The Insurance Company is required to forward the amount of the withholding to the IRS. The taxpayer may not elect out of this withholding described in this paragraph.

In addition to tax withholding, the Insurance Company is required to report information on distributions under the Contracts. Distributions include partial and full surrenders as well as annuity payments. Information is reported on forms pursuant to Internal Revenue Service regulations.

General:

Because of the complexity of the law and the fact that tax results will vary according to the factual status of the individual involved, tax advice may be needed by a person contemplating purchase of a Contract or the exercise of rights under a Contract. The above comments concerning Federal income tax consequences are not an exhaustive discussion of all tax questions that might arise. In addition, state income or estate tax considerations may also be involved in the purchase of a Contract or the exercise of rights under a Contract, and are not discussed in this Prospectus. The Insurance Company's management cannot predict what, if any, future action the Congress or the Internal Revenue Service might take with respect to the taxation of variable annuity contracts of the type described in this Prospectus.

For complete information on particular Federal and state tax considerations, a qualified tax advisor should be consulted.


                        LEGAL PROCEEDINGS



    Various lawsuits against the Insurance Company have arisen in the normal course of business. However, contingent liabilities arising from these matters are not considered material in relation to the financial position of the Insurance Company. The Insurance Company is a defendant in a lawsuit which was filed in October, 1996, in Travis County, Texas. The named plaintiffs in the suit (a husband and wife), allege that the universal life insurance policies sold to them by INA Life Insurance Company (a company which was merged into the Insurance Company in 1992) utilized unfair sales practices. The named plaintiffs seek reformation of the life insurance contracts and an unspecified amount of damages. The named plaintiffs also seek a class action as to similarly situated individuals. No certification of a class has been granted as of the date of this Prospectus. The Insurance Company believes that the suit is without merit and intends to vigorously defend this matter.

In August, 1997, another individual filed a similar action in Travis County, Texas against the corporate entities identified above. The lawsuit involves the same type of policy and includes allegations which are substantially identical to the allegations in the first action. The named plaintiff also seeks class certification. The Company believes that the court would consider class certification with respect to only one of these actions. The Company also believes that this action is without merit and intends to vigorously defend this matter.




There is no litigation pending to which the Separate Account is a party.



                        TABLE OF CONTENTS
            OF THE STATEMENT OF ADDITIONAL INFORMATION


The Statement of Additional Information includes a description of the following items:

               1.   General Information and History
               2.   Services
               3.   Purchase of Securities Being Offered
               4.   Principal Underwriter
               5.   Yield Quotations of Money Market Division
               6.   Annuity Payments
               7.   Additional Information
               8.   Financial Statements
                                       The Separate Account
                                       The Insurance Company

To obtain a copy of the Statement of Additional Information for the Individual Single Payment Variable Annuity Contracts, detach and mail this form.

     TO:  Investors Life Insurance Company of North America
          701 Brazos Street
          Austin, Texas 78701

I have been furnished with a Prospectus of Investors Life
Insurance Company of North America Separate Account I (dated
April 30,1998) describing the Individual Single Payment Variable
Annuity Contracts. Please send me a copy of the Statement of Additional Information pertaining to such Contracts.



                   NAME:
                             (Please Print)



                   Mailing
(Date)             Address:
                             Street or P.O. Box



                             City       State    Zip




                       ACKNOWLEDGMENT FORM
                      SECTION 403 (b) PLANS


_________________________________________________________________


         NOTE: This form is required in connection with all applications for Contracts to be issued in connection with Section 403(b) plans, where contributions are to be made pursuant to a salary reduction agreement.

         TO:      Investors Life Insurance Company of North America
         701 Brazos Street
         Austin, Texas 78701





With reference to my application for a variable annuity contract to be issued in connection with a Section 403(b) annuity plan maintained by my employer, I have been furnished with a prospectus of Separate Account I (dated April 30, 1998). The contributions to the contract will be made pursuant to a salary reduction agreement with my employer.

I acknowledge that I have read and understand the description on pages 41 and 45 of the prospectus, pertaining to the restrictions or redemptions imposed by Section 403(b) (11) of the Internal Revenue Code. I further acknowledge that I understand any investment alternatives under my employer's Section 403(b) plan, to which I may elect to transfer contract values.




DATE                         Signature of Applicant




                             Address:







Investors Life Insurance
Company of North America



701 Brazos Street
Austin, Texas 78701




ILG Securities Corporation

701 Brazos Street
Austin, Texas 78701







                                        PROSPECTUS

                                        April 30, 1998





                          Single Payment
              Individual Variable Annuity Contracts
                            Issued by
                 Investors Life Insurance Company
                         of North America



ILCO Investors Life Insurance
Company



701 Brazos Street
Austin, Texas 78701





ILG Securities Corporation

701 Brazos Street
Austin, Texas 78701







                                        PROSPECTUS

                                        April 30, 1998





                          Single Payment
              Individual Variable Annuity Contracts
                            Issued by
              ILCO Investors Life Insurance Company

               STATEMENT OF ADDITIONAL INFORMATION

                        SEPARATE ACCOUNT I


                   INDIVIDUAL FLEXIBLE PAYMENT
 [    ]             VARIABLE ANNUITY CONTRACTS
                        (the "Contracts")



                    INDIVIDUAL SINGLE PAYMENT
 [    ]             VARIABLE ANNUITY CONTRACTS
                        (the "Contracts")


                            issued by
        INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA
                    (the "Insurance Company")
                        701 Brazos Street
                       Austin, Texas 78701
                    Telephone No. 512-404-5000





This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Prospectus for the indicated Contracts offered by Investors Life Insurance Company of North America Separate Account I having the same date as this Statement. A copy of the Prospectus for the Contracts may be obtained by writing to Investors Life Insurance Company of North America, 701 Brazos Street, Austin, Texas 78701, or by calling 512-404-5346.





 April 30, 1998




                        TABLE OF CONTENTS




Item                                                        Page

General Information and History.............................   3
Services....................................................   5
Purchase of Securities Being Offered........................   5
Principal Underwriter.......................................   6
Yield Quotations of Money Market Division...................   7
Annuity Payments............................................   9
Additional Information......................................  10
Financial Statements
The Separate Account.................................         14
The Insurance Company..................................       39

                 General Information and History


Investors Life Insurance Company of North America is a stock life insurance company, organized in 1963 under the laws of the Commonwealth of Pennsylvania. It was acquired by Life Insurance Company of North America in 1978. Ownership was subsequently transferred to an affiliate, Investors Life Insurance Company of California (formerly INA Life Insurance Company). Prior to December, 1988, the Insurance Company and Investors Life Insurance Company of California were indirect wholly-owned subsidiaries of CIGNA Corporation. On December 28, 1988, the purchase by InterContinental Life Corporation (through a subsidiary company) of CIGNA Corporation's interest in Investors Life Insurance Company of North America, Investors Life Insurance Company of California and ILG Securities Corporation was completed. As a result of such purchase, the Insurance Company became an indirect wholly-owned subsidiary of InterContinental Life Corporation ("ILCO"), a holding company incorporated in Texas.

In December, 1992, the Insurance Company changed its state of domicile to the State of Washington and merged with its immediate parent company (Investors Life Insurance Company of California). As a result of the merger, the Insurance Company assumed all of the assets and liabilities of Investors Life Insurance Company of California, and Investors Life Insurance Company of North America was the surviving company. In June, 1993, the Insurance Company merged with its immediate parent company, Standard Life Insurance Company. Investors Life was the surviving entity. As a result, Investors Life became a direct subsidiary of InterContinental Life Corporation. The administrative offices of Investors Life are located at 701 Brazos Street, Austin, Texas 78701. The statutory home office of Investors Life is 2101 4th Ave., Seattle, Washington 98121-2371.

The Insurance Company is principally engaged in the business of selling and underwriting ordinary life insurance and individual annuities. It is authorized to conduct variable annuity business in the District of Columbia and in all states of the United States except New York. In Arizona, Wyoming and Oregon, business is conducted under the name of ILCO Investors Life Insurance Company.



The Insurance Company does not know of any person who owns beneficially more than 5% of the outstanding common stock of InterContinental Life Corporation, except as follows: (i)
Financial Industries Corporation ("FIC") directly and indirectly owns approximately 45.40% of the outstanding common stock of ILCO (approximately 60.80% if certain options were to be exercised); FIC is a publicly-owned Texas corporation; (ii) Roy F. Mitte is the beneficial owner of 34.39% of the common stock of FIC. The combined beneficial ownership of Mr. Mitte with respect to ILCO's common stock, taking into account FIC's 60.80% interest in ILCO's common stock, is 60.94%. The executive offices of ILCO, FIC and Mr. Mitte are located at 701 Brazos
Street, Suite 1400, Austin, Texas  78701, (iii) Investors Life
Insurance Company ("Investors-NA"), a wholly-owned subsidiary of ILCO, is the owner of 53,400 shares of ILCO's common stock and the beneficial owner of 281,560 shares of ILCO's common stock owned by Investors Life Insurance Company of Indiana (formerly InterContinental Life Insurance Company) ("Investors-IN"). The beneficial ownership of Investors-NA represents 7.71% of ILCO's outstanding common stock. Investors-IN is a wholly-owned subsidiary of Investors-NA. The administrative offices of Investors-NA Investors-IN are located at 701 Brazos Street,
Austin, Texas 78701; (iv) Investors-IN owns 281,560 shares of
ILCO's common stock (or 6.48%); and (v) Fidelity Management &
Research Company ("Fidelity") owns 432,700 shares of ILCO's common stock, as reported to ILCO on a Schedule 13(G) filed by FMR Corporation, the parent company of Fidelity. According to the Schedule 13(G), Fidelity acts as investment advisor to the Fidelity Low-Priced Stock Fund, a registered investment company and the fund is the owner of the 432,700 shares of ILCO common stock, which constituted 9.96% of ILCO's outstanding shares as of March 16, 1998. The offices of Fidelity are located at 82
Devonshire Street, Boston, MA 02109.

Investors Life Insurance Company of North America is also the Sponsor of another separate account, Separate Account A (formerly known as the INA/Putnam Separate Account). The operations of that separate account are separate and distinct from the operations of Separate Account I. Due to Revenue Ruling 81-225, which was issued by the Internal Revenue Service on September 21, 1981, the Insurance Company, suspended the issuance of variable annuity contracts issued by the Separate Account A. In Rev. Rul. 81-225, the IRS questioned the tax treatment of variable annuity contracts where the underlying mutual funds are not managed by the issuing insurance company or an affiliate. Since the underlying mutual funds for Separate Account A were not so managed, the Insurance Company suspended sales of contracts issued by that Account.

The assets of the Growth and Income II Division (formerly the Equity Division) and the Voyager Division (formerly the Aggressive Equity Division of the Separate Account include amounts attributable to initial capital contributed by the Insurance Company to the Separate Account. As of December 31,
1997, approximately     11.8%      of the assets of the Growth
and Income II Division and     71.8%      of the assets of the
Voyager Division were attributable to such contributed capital.

                             SERVICES


Safekeeping of Assets:

All assets of the Separate Account are held in custody for safekeeping by the Separate Account. The assets of each subdivision of each Separate Account division will be kept physically segregated and held separate and apart from assets of other subdivisions. Shares of the underlying funds, if issued, may be left on deposit with the shareholder servicing agent of Putnam Variable Trust. The Separate Account will maintain a record of all purchases and redemptions for shares of the underlying funds held in each subdivision of each Separate Account Division. Additional protection for the assets of the Separate Account is afforded by the Insurance Company's fidelity bond, presently in the amount of $5 million, covering all officers and employees of the Insurance Company.

Independent Public Accountant:

Price Waterhouse LLP acts as independent accountants for the Separate Account and the Insurance Company. Its offices are at 2001 Ross Ave., Suite 1800, Dallas, Texas 75201. As independent accountants, Price Waterhouse LLP annually performs an audit of the financial statements of the Separate Account and the Insurance Company.



               PURCHASE OF SECURITIES BEING OFFERED

The Contracts may be sold by licensed insurance salesmen of the Insurance Company who are also registered representatives of broker/dealers under the Securities Exchange Act of 1934 which broker/dealers have sales agreements with ILG Securities Corporation and the Insurance Company. Such broker/dealers are also members of the National Association of Securities Dealers, Inc. Registered representatives of ILG Securities Corporation may also sell the Contracts. ILG Securities Corporation is a registered broker/dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The address of ILG Securities Corporation is 701 Brazos Street, Austin, Texas 78701.


                      PRINCIPAL UNDERWRITER

    (a) The principal underwriter of the Contracts is ILG Securities Corporation, a registered broker/dealer under the Securities
    Exchange Act of 1934 and a member of the National
    Association of Securities Dealers, Inc.  ILG Securities
    Corporation is an affiliate of Investors Life Insurance
    Company of North America.

    (b) The Contracts are offered on a continuing basis.

    (c) The following table sets forth the aggregate amount of underwriting commissions paid to ILG Securities Corporation, for each of the calendar years 1995 to 1997, with respect to the Contracts:

    Year                     Amount

    1997                     $   784

    1996                     $   738

    1995                     $   116

    (d) Putnam Investment Management,Inc. ("Putnam Management"), the Fund's investment adviser, has agreed to reimburse the
    Insurance Company for certain costs that it will incur in connection with the servicing of Contracts. The amount of this reimbursement is equal to 25% of the effective
    management fee received by Putnam Management with respect to assets allocated by the Insurance Company to the applicable portfolio of Putnam Variable Trust, plus an annual rate of one basis point times the average daily net assets allocated during the computation period by the Insurance Company to
    Putnam Variable Trust.   For the period from January 1, 1997
            to December 31, 1997, the amount of this
    reimbursement was     $71,454.61. As of April 10, 1998, the
    reimbursement arrangement was terminated by mutual agreement between Putnam Management and the Insurance Company.

            YIELD QUOTATIONS OF MONEY MARKET DIVISION



The Separate Account provides "current yield" and "effective yield" quotations with respect to the Money Market Division. For the seven-day period ending December 31, 1997, the annualized "current yield" for the tax qualified and non-tax qualified
subdivisions of the Money Market Divisions was     4.77%      for
Single Payment Contracts and     4.75%      for Flexible Payment
Contracts.  The annualized "effective yield" of each such
subdivision for such period was     4.98%      for Single Payment
Contracts and     4.96%      for Flexible Payment Contracts.

In accordance with applicable rules issued by the Securities and Exchange Commission, such yield quotations are computed by a standardized method, based on a historical seven day calendar period. The yield is determined separately for Single Payment Contracts and Flexible Payment Contracts, and separately for the qualified and non-tax qualified subdivisions of the Money Market Division.

The computation of the standardized current yield does not take into account any deductions from premium payments to provide for Premium Taxes. The deduction for Premium Taxes is made either from Purchase Payments made under a Contract, or from the Accumulated Value applied upon annuitization, as determined under applicable state law. In the case of those states which impose a Premium Tax, the deduction ranges from .5% to 3%. Also, the computation of the standardized current yield does not take into account any Deferred Sales Charge that may be assessed against amounts withdrawn during early Contract Years. The amount of such Deferred Sales Charge depends upon the type of Contract which is purchased. For Single Payment Contracts, the charge is assessed against amounts withdrawn (total or partial surrender) during the first six Contract Years (measured from the date of issue) which exceed 10% of the Purchase Payment. The amount of the charge ranges from 6% during the first Contract Year to 1% during the sixth Contract Year. With respect to Flexible Payment Contracts, the Deferred Sales Charge is assessed against amounts withdrawn (total or partial surrender) during early Contract Years; the charge also applies, with certain exceptions, to amounts applied to provide annuity payments. The charge is based on the number of full Contract Years between the date of a Purchase Payment and the date of withdrawal or first annuity payments, and ranges from 7% for periods of less than two Contract Years to 0% for periods of eight or more Contract Years. Please refer to the applicable Prospectus for the Contracts for a more complete description of this Deferred Sales Charge.

Each such standardized current yield is computed by determining the net change in the value of a hypothetical pre-existing account having a balance of one accumulation unit at the beginning of the seven day period, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and multiplying the base period return by 365/7. The net change in the value of an account in the Money Market Division reflects:

    (i) the value of additional accumulation units purchased with dividends from the original accumulation unit, as well as dividends declared on the original accumulation unit and any such additional units;

    (ii) application of the Mortality and Expense Risk Deduction, which is a daily charge of 0.0000327 of the value of the assets in each subdivision of the Money Market Division (1.2% on an annual basis); and

    (iii) deduction of a pro-rata share of the annual Administrative Expense charge ($25.00 for Single Payment Contracts or $30.00 for Flexible payment Contracts), in proportion to the length of the base period and the respective average number of accounts allocated to the Money Market Division.

The determination of the net change in the value of an account in the Money Market Division does not include realized gains and losses, or unrealized appreciation and depreciation; nor, does it take into account any charges that may be incurred in connection with transfers between Separate Account Divisions.

The Separate Account may also provide an effective annualized yield, determined by adding 1 to the base period return
(calculated in accordance with the preceding paragraph), raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

Current yields will fluctuate and are not intended to be representative of future results. An individual contemplating the purchase of a Contract should remember that yield will vary from time to time depending on market conditions, the quality, maturity and type of instruments held in, and operating expenses of, the underlying portfolio of the Money Market Division.

                         ANNUITY PAYMENTS


Annuity Payments - General:

As described in the Prospectus, annuity payments will be determined on the basis of (i) the table specified in the Contract which reflects the adjusted age of the annuitant, (ii) the type of annuity payout option selected, and (iii) the investment performance of the class of Fund shares underlying the Division(s) selected. The amount of Annuity Payments will not be adversely affected by adverse mortality experience or any increase in the expenses of the Insurance Company in excess of the charges specified in the Contracts. The value of a fixed number of annuity units each month is paid by the Insurance Company to the Owner, or to another payee designated by the Owner in written form and received by the Insurance Company, reduced by any amounts required to be withheld for taxes. The value of an annuity unit will reflect the investment experience of the Division(s) selected and the amount of each Annuity Payment will vary accordingly.

        Certain contracts which are issued subject to California law contain annuity payment tables which reflect the adjusted age and sex of the annuitant. The Company issues this type of contract where issuance is not known by the Company to be part of an employer sponsored plan.

Value of an Annuity Unit:

The value of an annuity unit is determined independently for each subdivision of a Separate Account Division. The value of an annuity unit will be established at $1 on the date the first Annuity payment is made from such subdivision and will be determined on each subsequent valuation date by multiplying the value of the annuity unit as of the immediately preceding valuation date by the products of (i) 0.9998404 adjusted for the number of days in the valuation period ending with such valuation date (this factor neutralizes the effect of the 6% annual interest rate used in calculating the amount of the first payment), and (ii) the net investment factor of the appropriate subdivision for the fourteenth day immediately preceding the last day of the valuation period for which the value of the annuity is being determined.


Amount of the First Annuity Payment:

At the time Annuity Payments begin, the value of the Owner's account is determined by multiplying the Accumulation Unit value on the valuation date 14 days before the date the first monthly Annuity Payment is due by the number of accumulation units credited to the Owner's account as of the date the first Annuity Payment is due, less applicable premium taxes not previously deducted. The amount so determined is then applied to the specified annuity payout option.

The Contracts contain tables indicating the dollar amount of the first monthly Annuity Payment which can be purchased with each $1,000 of value accumulated under the Contract. The amount depends on the annuity payout option, and the adjusted age of the annuitant. The adjusted age may be more than or less than the Annuitant's actual age, depending upon the year of birth.
Amounts shown in the tables for each Contract are based on the following factors:

(i)      Flexible Payment Contracts:  For Options 1 to
         5 amounts are based on the 1971 Individual
         Annuity Mortality Table set back five years, with interest at the rate of 6% per annum and assumes birth in the year 1920. For
         California Contracts issued in non-employer sponsored situations, amounts are also based on the sex of the annuitant. For Option 6, the tables assume interest at the rate of 6% per annum.

(ii)     Single Payment Contracts:

         .    California Contracts issued in non-
              employer sponsored situations:  amounts
              are based on the adjusted age and sex of the annuitant and the Progressive
              Annuity Table with interest at the rate
              of 6% per annum and assumes birth in the year 1900.

             All other Contracts:  amounts are based on
              the 1971 Individuals Annuity Mortality Table set back five years, with interest at the rate of 6% per annum and assumes birth in the year 1920.

The first Annuity Payment is determined by multiplying the benefit per $1,000 of value shown in the Contract tables by the number of thousands of dollars of value accumulated under the Contract.

The 6% interest rate stated above is the measuring point for subsequent Annuity Payments. If the actual net investment rate (on an annual basis) remains constant at 6%, the Annuity Payments
will remain constant.   If the actual net investment rate exceeds
6%, the Annuity Payments will increase at a rate equal to the amount of such excess. Conversely, if the actual rate is less than 6%, Annuity Payments will decrease.

            Special Note for New Jersey Contracts:
         Contracts subject to New Jersey law contain tables indicating an amount of first monthly annuity payment based on an assumed interest rate of 5%, rather than 6%. The value of an annuity unit utilizes a corresponding adjustment factor of 0.9998663.

The objective of the Contract is to provide benefit installments which will increase at a rate sufficient to maintain purchasing power at a constant level. For this to occur, the actual net investment rate must exceed the assumed rate of 6% (5% for New Jersey Contracts) by an amount equal to the rate of inflation. Of course, no assurance can be made that this objective will be met. If the assumed interest rate were to be increased, Annuity Payments would start at a higher level but would increase more slowly or decrease more rapidly. Likewise, a lower assumed interest rate would provide a lower initial payment with greater increases or lesser decreases in subsequent Annuity Payments. The amount of an Annuity Payment will be reduced by any taxes required to be withheld.


Determination of the Second and Subsequent Annuity Payments:

The amount of the second and subsequent Annuity Payments is determined by multiplying the number of annuity units by the annuity unit value as of the valuation date coincident with or next following the date on which each Annuity Payment is due. The number of annuity units under a Contract is determined by dividing the first monthly Annuity Payment by the value of the appropriate annuity unit on the date of such payment. This number of annuity units remains fixed during the Annuity Payment period, unless Contract Value is transferred between Separate Account Division subdivisions.



                      ADDITIONAL INFORMATION


       Mortality and Expense Risk Deduction:

        As described in the Prospectus (See "Contract Charges - Mortality and Expense Risk Deduction"), the Insurance Company makes a daily charge of 0.0000327 of the value of the assets in each subdivision of the Separate Account (1.2% on an annual basis, consisting of approximately 0.8% for mortality risks and approximately 0.4% for expense risks). This charge is designed to cover the cost of mortality and expense risks described below.

        The Insurance Company's assumption of a mortality risk arises from its contractual obligation to continue to make Annuity Payments to each Annuitant regardless of how long he lives and regardless of how long all annuitants as a group live. This assures each Annuitant that neither his own longevity nor a general improvement in life expectancy will have an adverse effect on the Annuity Payments he will receive under a Contract, and relieves the annuitant from the risk that he will outlive the amounts actually accumulated for retirement. In addition, the Insurance Company assumes mortality risks because of annuity rates in the Contracts, which cannot be increased and, if the Annuitant should die during the Accumulation Period, the Insurance Company is at risk that the Accumulation Value may not equal the Death Proceeds.

        The Insurance Company also assumes the risk that the amounts deducted for sales and administrative expenses may be insufficient to cover the actual cost of such items.

        No portion of the mortality and expense risk charge is directly related to any specific distribution expense. However, the Insurance Company expects to make a profit from such charge, although there is no assurance that it will do so. The Insurance Company believes that this charge is reasonable in relation to the risks assumed under the Contracts. In addition, the Insurance Company believes that the charge has a reasonable likelihood of benefiting Contract Owners.





                      FINANCIAL STATEMENTS


The following pages set forth the financial statements of:

             (a) Investors Life Insurance Company of North America Separate Account I.

             (b)  Investors Life Insurance Company of North America.





INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA
 SEPARATE ACCOUNT I
COMBINED BALANCE SHEET
DECEMBER 31, 1997


  ASSETS


Investments at Market Value
(Notes 1 and 2):
Portfolios of Putnam Variable Trust:

Putnam Variable Trust Money Market

1,471,113 qualified shares              (cost $1,471,113)       $1,471,113
2,271,946 non-qualified shares          (cost $2,271,946)        2,271,946

Putnam Variable Trust U.S. Government
and High Quality Bond

  233,584 qualified shares              (cost $3,092,161)        3,134,697
  496,958 non-qualified shares          (cost $6,479,860)        6,669,237

Putnam Varialbe Trust Growth and Income

  689,602 qualified shares              (cost $14,430,607)      19,529,543
   68,725 shares owned by               (cost $1,438,147)        1,946,305
          Investors Life
  335,230 non-qualified shares          (cost $6,885,724)        9,493,714
   68,776 shares owned by               (cost $1,412,683)        1,947,739
          Investors Life

Putnam Variable Trust Voyager

   19,081 qualified shares              (cost $486,638)            745,672
   39,937 shares owned by               (cost $1,018,574)        1,560,755
          Investors Life
   12,216 non-qualified shares          (cost $305,452)            477,417
   39,867 shares owned by               (cost $996,814)          1,558,007
          Investors Life



Total Assets                                                   $50,806,145





CONTRACT OWNERS' EQUITY

Contract Owners' Equity (Notes 3 and 7):


Putnam Variable Trust Money Market

  684,786 qualified accumulation        ($2.1482813 per unit)    $1,471,113
          units outstanding
1,065,062 non-qualified accumulation    ($2.1331583 per unit)     2,271,946
          units outstanding

Putnam Variable Trust U.S. Government
and High Quality Bond

  920,186 qualified accumulation        ($3.4065902 per unit)     3,134,697
          units outstanding
1,981,587 non-qualified accumulation    ($3.3656038 per unit)     6,669,237
          units outstanding

Putnam Variable Trust Growth and Income


2,563,498 qualified accumulation        ($7.6183179 per unit)    19,529,543
          units outstanding
  255,477 Investors Life equity         ($7.6183179 per unit)     1,946,305
1,454,634 non-qualified accumulation    ($6.5265312 per unit)     9,493,714
          units outstanding
  298,434 Investors Life equity         ($6.5265312 per unit)     1,947,739

Putnam Variable Trust Voyager

  238,882 qualified accumulation        ($3.1215093 per unit)       745,672
          units outstanding
  500,000 Investors Life equity         ($3.1215093 per unit)     1,560,755
  153,214 non-qualified accumulation    ($3.1160148 per unit)       477,417
          units outstanding
  500,000 Investors Life equity         ($3.1160148 per unit)     1,558,007




Contract Owners' Equity                                        $50,806,145

The accompanying notes are an integral part of these financial statements.

INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA
 SEPARATE ACCOUNT I
INDIVIDUAL STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 1997



                                             Putnam             Putnam
                                         Variable Trust     Variable Trust
                                          Money Market       Money Market
                                            Qualified        Non-Qualified
Investment Income:
Dividends                                        $81,333          $125,172

Expenses:
Mortality risk and expense                        19,056            29,310
fees guarantees (Notes 1 and 3)

Investment income-net                             62,277            95,862


Net Realized and Unrealized
Gain (Loss) on Investments:
Net realized capital gain distributions                0                 0

Net realized gain (loss) on investments:
Proceeds from sale of shares                     487,751           531,139
Cost of shares sold                              487,751           531,139

Net realized gain on investments                       0                 0

Net unrealized gain on investments                     0                 0

Net realized and unrealized gain                       0                 0
on investments

Net Increase in Net Assets                       $62,277           $95,862
from Investment Operations

The accompanying notes are an integral part of these financial statements. *Includes shares owned by Investors Life.


                                         Putnam Variable    Putnam Variable
                                           Trust U.S.         Trust U.S.
                                         Government and     Government and
                                        High Quality Bond   High Quality Bo
                                            Qualified        Non-Qualified
Investment Income:
Dividends                                       $259,201          $475,537

Expenses:
Mortality risk and expense                        44,292            84,947
fees guarantees (Notes 1 and 3)

Investment income-net                            214,909           390,590


Net Realized and Unrealized
Gain (Loss) on Investments:
Net realized capital gain distributions                0                 0

Net realized gain (loss) on investments:
Proceeds from sale of shares                   1,387,315         1,578,240
Cost of shares sold                            1,292,289         1,474,441

Net realized gain on investments                  95,026           103,799

Net unrealized gain on investments               (50,657)            1,802

Net realized and unrealized gain                  44,369           105,601
on investments

Net Increase in Net Assets                      $259,278          $496,191
from Investment Operations

The accompanying notes are an integral part of these financial statements. *Includes shares owned by Investors Life.


                                             Putnam             Putnam
                                         Variable Trust     Variable Trust
                                           Growth and         Growth and
                                             Income             Income
                                           Qualified*       Non-Qualified*
Investment Income:
Dividends                                       $615,207          $324,584

Expenses:
Mortality risk and expense                       257,416           135,100
fees guarantees (Notes 1 and 3)

Investment income-net                            357,791           189,484


Net Realized and Unrealized
Gain (Loss) on Investments:
Net realized capital gain distributions          820,977           433,146

Net realized gain (loss) on investments:
Proceeds from sale of shares                   4,219,884         1,683,730
Cost of shares sold                            2,733,428         1,094,688

Net realized gain on investments               1,486,456           589,042

Net unrealized gain on investments             1,749,996         1,104,254

Net realized and unrealized gain               4,057,429         2,126,442
on investments

Net Increase in Net Assets                    $4,415,220        $2,315,926
from Investment Operations

The accompanying notes are an integral part of these financial statements. *Includes shares owned by Investors Life.


                                             Putnam             Putnam
                                         Variable Trust     Variable Trust
                                             Voyager            Voyager
                                            Qualified *       Non-Qualified

Investment Income:
Dividends                                         $6,515            $5,350

Expenses:
Mortality risk and expense                        25,355            21,563
fees guarantees (Notes 1 and 3)

Investment income-net                            (18,840)          (16,213)


Net Realized and Unrealized
Gain (Loss) on Investments:
Net realized capital gain distributions           87,856            71,570

Net realized gain (loss) on investments:
Proceeds from sale of shares                     155,281            80,987
Cost of shares sold                               95,419            50,587

Net realized gain on investments                  59,862            30,400

Net unrealized gain on investments               355,156           323,702

Net realized and unrealized gain                 502,874           425,672
on investments

Net Increase in Net Assets                      $484,034          $409,459
from Investment Operations

The accompanying notes are an integral part of these financial statements. *Includes shares owned by Investors Life.







INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA
SEPARATE ACCOUNT I
INDIVIDUAL STATEMENTS OF CHANGES IN TOTAL ASSETS
YEAR ENDED DECEMBER 31, 1997


                                             Putnam             Putnam
                                         Variable Trust     Variable Trust
                                          Money Market       Money Market
                                            Qualified        Non-Qualified

Investment Operations:
Investment income-net                            $62,277           $95,862
Realized capital gain distributions                    0                 0
Net realized gain on investments                       0                 0
Net unrealized gain (loss) on investment               0                 0

Net increase in net assets from                   62,277            95,862
investment operations

Accumulation Unit Transactions:
Net contract considerations and transfer         100,446            34,792
in (Note 3)
Net contract surrenders and transfers           (440,229)         (465,907)
out (Note 3)
Benefit payments to annuitants                    (2,159)          (36,608)

Net decrease from accumulation                  (341,942)         (467,723)
unit transactions
Net (Decrease) Increase in Net Assets           (279,665)         (371,860)
Net Assets:
Net assets at December 31, 1996                1,750,778         2,643,806

Net assets at December 31, 1997               $1,471,113        $2,271,946

The accompanying notes are an integral part of these financial statements. *Includes shares owned by Investors Life.


                                         Putnam Variable    Putnam Variable
                                           Trust U.S.         Trust U.S.
                                         Government and     Government and
                                        High Quality Bond   High Quality Bo
                                            Qualified        Non-Qualified

Investment Operations:
Investment income-net                           $214,909          $390,590
Realized capital gain distributions                    0                 0
Net realized gain on investments                  95,026           103,799
Net unrealized gain (loss) on investment         (50,657)            1,802

Net increase in net assets from                  259,278           496,191
investment operations

Accumulation Unit Transactions:
Net contract considerations and transfer          23,639           145,621
in (Note 3)
Net contract surrenders and transfers         (1,310,074)       (1,422,542)
out (Note 3)
Benefit payments to annuitants                    (5,189)          (55,995)

Net decrease from accumulation                (1,291,624)       (1,332,916)
unit transactions
Net (Decrease) Increase in Net Assets         (1,032,346)         (836,725)
Net Assets:
Net assets at December 31, 1996                4,167,043         7,505,962

Net assets at December 31, 1997               $3,134,697        $6,669,237

The accompanying notes are an integral part of these financial statements. *Includes shares owned by Investors Life.


                                             Putnam             Putnam
                                         Variable Trust     Variable Trust
                                           Growth and         Growth and
                                             Income             Income
                                           Qualified*       Non-Qualified*

Investment Operations:
Investment income-net                           $357,791          $189,484
Realized capital gain distributions              820,977           433,146
Net realized gain on investments               1,486,456           589,042
Net unrealized gain (loss) on investment       1,749,996         1,104,254

Net increase in net assets from                4,415,220         2,315,926
investment operations

Accumulation Unit Transactions:
Net contract considerations and transfer         634,334           130,374
in (Note 3)
Net contract surrenders and transfers         (3,900,090)       (1,537,206)
out (Note 3)
Benefit payments to annuitants                   (14,478)         (119,771)

Net decrease from accumulation                (3,280,234)       (1,526,603)
unit transactions
Net (Decrease) Increase in Net Assets          1,134,986           789,323
Net Assets:
Net assets at December 31, 1996               20,340,862        10,652,130

Net assets at December 31, 1997              $21,475,848       $11,441,453

The accompanying notes are an integral part of these financial statements. *Includes shares owned by Investors Life.


                                             Putnam             Putnam
                                         Variable Trust     Variable Trust
                                             Voyager            Voyager
                                           Qualified *      Non-Qualified *

Investment Operations:
Investment income-net                           ($18,840)         ($16,213)
Realized capital gain distributions               87,856            71,570
Net realized gain on investments                  59,862            30,400
Net unrealized gain (loss) on investment         355,156           323,702

Net increase in net assets from                  484,034           409,459
investment operations

Accumulation Unit Transactions:
Net contract considerations and transfer          87,480           105,653
in (Note 3)
Net contract surrenders and transfers           (139,414)          (57,462)
out (Note 3)
Benefit payments to annuitants                         0                 0

Net decrease from accumulation                   (51,934)           48,191
unit transactions
Net (Decrease) Increase in Net Assets            432,100           457,650
Net Assets:
Net assets at December 31, 1996                1,874,327         1,577,774

Net assets at December 31, 1997               $2,306,427        $2,035,424

The accompanying notes are an integral part of these financial statements. *Includes shares owned by Investors Life.


Year Ended December 31, 1996



                                              Money              Money
                                             Market             Market
                                            Qualified        Non-Qualified

Investment Operations:
Investment income-net                            $72,643          $102,212
Realized capital gain distributions                    0                 0
Net realized gain on investments                       0                 0
Net unrealized gain (loss) on investment               0                 0

Net increase in net assets from                   72,643           102,212
investment operations

Accumulation Unit Transactions:
Net contract considerations and transfer         193,701           369,107
in (Note 3)
Net contract surrenders and transfers           (689,435)         (418,286)
out (Note 3)
Benefit payments to annuitants                    (6,946)          (45,762)

Net decrease from accumulation                  (502,680)          (94,941)
unit transactions
Net (Decrease) Increase in Net Assets           (430,037)            7,271
Net Assets:
Net assets at December 31, 1995                2,180,815         2,636,535

Net assets at December 31, 1996               $1,750,778        $2,643,806

The accompanying notes are an integral part of these financial statements. *Includes shares owned by Investors Life.


                                             Income             Income
                                            Qualified        Non-Qualified

Investment Operations:
Investment income-net                           $229,902          $390,863
Realized capital gain distributions                    0                 0
Net realized gain on investments                  64,603            63,568
Net unrealized gain (loss) on investment        (250,811)         (378,320)

Net increase in net assets from                   43,694            76,111
investment operations

Accumulation Unit Transactions:
Net contract considerations and transfer          31,739            45,238
in (Note 3)
Net contract surrenders and transfers           (847,678)         (814,955)
out (Note 3)
Benefit payments to annuitants                   (17,397)          (98,073)

Net decrease from accumulation                  (833,336)         (867,790)
unit transactions
Net (Decrease) Increase in Net Assets           (789,642)         (791,679)
Net Assets:
Net assets at December 31, 1995                4,956,685         8,297,641

Net assets at December 31, 1996               $4,167,043        $7,505,962

The accompanying notes are an integral part of these financial statements. *Includes shares owned by Investors Life.


                                           Growth and         Growth and
                                            Income II          Income II
                                           Qualified*       Non-Qualified*
                                        (formerly Equity    (formerly Equit
                                            Division)          Division)

Investment Operations:
Investment income-net                           $601,112          $286,557
Realized capital gain distributions              379,168           183,293
Net realized gain on investments                 695,956           214,865
Net unrealized gain (loss) on investment       1,997,565         1,148,474

Net increase in net assets from                3,673,801         1,833,189
investment operations

Accumulation Unit Transactions:
Net contract considerations and transfer         505,790           312,619
in (Note 3)
Net contract surrenders and transfers         (2,843,516)         (662,722)
out (Note 3)
Benefit payments to annuitants                   (58,423)         (122,302)

Net decrease from accumulation                (2,396,149)         (472,405)
unit transactions
Net (Decrease) Increase in Net Assets          1,277,652         1,360,784
Net Assets:
Net assets at December 31, 1995               19,063,210         9,291,346

Net assets at December 31, 1996              $20,340,862       $10,652,130


The accompanying notes are an integral part of these financial statements. *Includes shares owned by Investors Life.


                                             Voyager            Voyager
                                           Qualified *      Non-Qualified *



Investment Operations:
Investment income-net                            $11,845           $10,358
Realized capital gain distributions               66,446            56,289
Net realized gain on investments                  39,741            13,542
Net unrealized gain (loss) on investment          81,373            87,666

Net increase in net assets from                  199,405           167,855
investment operations

Accumulation Unit Transactions:
Net contract considerations and transfer          41,561               540
in (Note 3)
Net contract surrenders and transfers           (112,563)          (30,200)
out (Note 3)
Benefit payments to annuitants                         0                 0

Net decrease from accumulation                   (71,002)          (29,660)
unit transactions
Net (Decrease) Increase in Net Assets            128,403           138,195
Net Assets:
Net assets at December 31, 1995                1,745,924         1,439,579

Net assets at December 31, 1996               $1,874,327        $1,577,774


The accompanying notes are an integral part of these financial statements. *Includes shares owned by Investors Life.


           INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA

                        SEPARATE ACCOUNT I

                  NOTES TO FINANCIAL STATEMENTS
                        December 31, 1997




Note 1. Organization

Investors Life Insurance Company of North America ("Investors Life") established Investors Life Insurance Company of North America - Separate Account I (the "Separate Account") as a unit investment trust registered under the Investment Company Act of 1940, as amended. Operations of the Separate Account commenced on September 15, 1982. The Separate Account currently has four Divisions each corresponding to a portfolio of Putnam Variable Trust (formerly known as Putnam Capital Manager Trust). Prior to the substitution of shares of Putnam Variable Trust for shares of CIGNA Annuity Funds Group as the underlying funding vehicle for the Separate Account (the "Substitution"), the Separate Account contained five divisions. The Substitution was effective as of April 18, 1995, following approvals of the Substitution by the U.S. Securities and Exchange Commission and the contractholders having their contract values determined by the affected portfolios of the CIGNA Annuity Funds Group. In connection with the Substitution, the Equity Division was merged with the Growth and Income Division; thereafter, the Equity Division was renamed the Growth and Income Division II. Each Division contains two subdivisions, one for the allocation of tax qualified and one for the allocation of non-tax qualified net payments made under variable annuity contracts.

Net purchase payments to the Separate Account may be allocated to one or more of the following classes of shares of the Putnam Variable Trust: Putnam VT Money Market Fund, Putnam VT U.S. Government and High Quality Bond Fund, Putnam VT Growth and Income Fund or Putnam VT Voyager Fund. The contract owners' equity of each subdivision of the Separate Account is affected by the investment results of the appropriate portfolio(s) of shares of Putnam Variable Trust designated for the subdivision and the mortality risk and expense fees guarantees assessed on the Separate Account assets (See Note 3), and the administrative charge deductions.

Under the current provisions of the Internal Revenue Code (the "Code"), transfers of contract values from one division of the Separate Account to another division are not subject to current taxation. There can be no assurance that future changes in the Code will subject such transfers to current taxation.


Note 2. Significant Accounting Policies

Following is a summary of the significant accounting policies of the Separate Account:

(a) the market value of the investments is based on closing bid prices (net asset value) at December 31, 1997; (b) investment transactions are accounted for on the trade date and income is recorded on the ex-dividend date; (c) the cost of investments sold is determined on the specific identification method. See Notes 4 and 5 with respect to income taxes.

Note 3. Contract Owner Transactions

Net contract considerations represent gross contributions under variable annuity contracts less deductions by Investors Life for any applicable premium taxes. Net contract considerations for the year ended December 31, 1997, were $327,007 after deductions for premium taxes of $0. Contract owners have limited rights to transfer their contract values between Separate Account Divisions. For the year ended December 31, 1997, the total of all transfers was $935,332. Contract surrender benefits amounted to $8,337,592. Annuity benefits amounted to $234,200. Investors Life charges a fee to each Separate Account subdivision for assuming the mortality risk and expense fees guarantees. The daily equivalent of the annual charge of 1.2% is made against the average net value of the Separate Account.

Note 4. Income Taxes

Investors Life is taxed as a life insurance company under the Code. The Separate Account is taxed as a part of Investors Life. Under the current provisions of the Code, no federal income taxes are payable by Investors Life with respect to the operations of the Separate Account when such operations are used to determine the contract values of the Separate Account. Investors Life retains the right to make adjustments for taxes to Separate Account assets should future changes in the Code so warrant.

Note 5. Diversification Requirements

Under the provisions of Section 817(h) of the Code, a variable annuity contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Internal Revenue Service has issued regulations under section
817(h) of the Code. Investors Life believes that the Separate
Account satisfies the current requirements of the regulations.




Note 6.  Accumulation Unit Transactions

The changes in the number of accumulation units (the measure of ownership in the Separate Account) during 1997, and units outstanding at December 31, 1997 were as follows:



                                                Putnam             Putnam
                                            Variable Trust     Variable Trust
                                             Money Market       Money Market
                                              Qualified         Non-Qualified

Units outstanding at December 31, 1996             847,412          1,288,780

Units purchased and transfers in                    72,953             16,757

Benefits, surrenders and transfers out            (235,579)          (240,475)

Units outstanding at December 31, 1997             684,786          1,065,062



                                           Putnam Variable     Putnam Variable
                                              Trust U.S.         Trust U.S.
                                            Government and     Government and
                                           High Quality Bond   High Quality Bo
                                              Qualified         Non-Qualified


Units outstanding at December 31, 1996           1,313,122          2,394,183

Units purchased and transfers in                    22,469             45,280

Benefits, surrenders and transfers out            (415,405)          (457,876)

Units outstanding at December 31, 1997             920,186          1,981,587


                                                Putnam             Putnam
                                            Variable Trust     Variable Trust
                                              Growth and         Growth and
                                                Income             Income
                                              Qualified*       Non-Qualified*

Units outstanding at December 31, 1996           3,277,019          2,002,962

Units purchased and transfers in                   144,106             22,024

Benefits, surrenders and transfers out            (602,150)          (271,918)

Units outstanding at December 31, 1997           2,818,975          1,753,068


                                                Putnam             Putnam
                                            Variable Trust     Variable Trust
                                               Voyager             Voyager
                                              Qualified *        Non-Qualified

Units outstanding at December 31, 1996             751,632            633,799

Units purchased and transfers in                    33,033             39,117

Benefits, surrenders and transfers out             (45,783)           (19,702)

Units outstanding at December 31, 1997             738,882            653,214

*Includes shares owned by Investors Life.


The accumulation units for six of the subdivisions include units applicable to contract owners who are "on benefit annuitants." At December 31, 1997 the number of accumulation units, the aggregate value of the subdivisions' equity and the number of monthly annuity units and value per unit of "on benefit annuitants" are as follows:




                                           Accumulation        Aggregate
                                           Units               Value

Putnam Variable Trust Money Market, Qualifi         24,966            $53,634
Putnam Variable Trust Money Market, Non-Qua        166,795           $355,801
Putnam Variable Trust Growth and Income, Qu         93,502           $712,328
Putnam Variable Trust Growth and Income, No        106,907           $697,732
Putnam Variable Trust U.S. Government               54,958           $187,219
and High Quality Bond, Qualified
Putnam Variable Trust U.S. Government              206,048           $693,476
and High Quality Bond, Non-Qualified


                                           Monthly             Annuity
                                           Annuity Units       Unit Value

Putnam Variable Trust Money Market, Qualifi            585         $0.8320552
Putnam Variable Trust Money Market, Non-Qua          3,958         $0.8325533
Putnam Variable Trust Growth and Income, Qu          3,994         $1.8217311
Putnam Variable Trust Growth and Income, No          5,706         $1.9519047
Putnam Variable Trust U.S. Government                1,180         $1.4109542
and High Quality Bond, Qualified
Putnam Variable Trust U.S. Government                4,987         $1.4078279
and High Quality Bond, Non-Qualified

               Report of Independent Accountants

To the Contract Owners of Investors Life Insurance Company of
North America Separate Account I and the Board of Directors of
Investors Life Insurance Company of North America

In our opinion, the accompanying combined balance sheet and the related individual statements of operations and of changes in total assets present fairly, in all material respects, the combined financial position of the subdivisions comprising the Investors Life Insurance Company of North America Separate Account I (the Separate Account) at December 31, 1997, the results of each of their operations for the year then ended and the changes in each of their total assets for the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Separate Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Dallas, Texas
February 20, 1998

           INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA
                       STATUTORY BALANCE SHEETS
                           (in thousands)



                                                 December 31,
                                              1997         1996
Admitted Assets

Cash and investments:
 Bonds, at amortized cost (market
 value $379,866 and $404,442)                $376,912    $ 405,060
 Common stock, at market value
  (cost $27,797 and $27,797)                   26,476       26,478
 Mortgage loans on real estate                 10,695       13,323
 Real estate, net of accumulated
 depreciation of $5,189 and $5,636              6,217       43,546
 Policy loans                                  44,828       46,090
 Cash                                           8,331        2,364
 Short-term investments                       149,448       71,099

         Total cash and investments           622,907      607,960

 Accrued investment income                      6,168        6,336
 Premiums receivable                            6,575        7,349
 Receivable from reinsurers                     2,478        2,485
 Receivable from affiliates                       -0-        9,706
 Other assets                                   4,009        9,462
 Separate account assets                      444,131      417,306

         Total admitted assets             $1,086,268   $1,060,604

                 The accompanying notes are an intergral part of
                      these statutory financial statements


                                                         December 31,
                                                      1997        1996


Liabilities, Capital and Surplus

Aggregate reserve for life and accident
 and health policies and contracts                $  553,381    $ 568,034
Interest maintenance reserve                           4,475        4,704
Accrued expenses                                         354          337
Asset valuation reserve                                4,813       10,074
Payable to affiliates                                  2,655          -0-
Other liabilities                                      8,568        9,197
Separate account liabilities                         438,090      412,084

         Total liabilities                         1,012,336    1,004,430

Capital and surplus:
 Common stock - $80 par value,
   40,000 shares authorized,
   30,000 shares issued and outstanding                2,400        2,400
 Paid-in and contributed surplus                       4,800        4,800
 Surplus debentures                                   27,796       38,546
 Unassigned surplus (deficit)                         38,936       10,428

         Total capital and surplus                    73,932       56,174

         Total liabilities, capital and
          surplus                                 $1,086,268   $1,060,604


             INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA
                     STATUTORY STATEMENTS OF OPERATIONS
                              (in thousands)

                                          Year Ended
                                         December 31,
                                    1997           1996         1995

Revenues:
 Insurance premiums and annuity
  considerations                  $ 47,708      $ 48,844       $ 47,853
 Net investment income              45,792        46,700         49,189
 Other revenues                      4,023         2,887          2,902

      Total revenues                97,523        98,431         99,944

Benefits, losses and expenses:

 Policyholder claims and benefits   62,243        62,395         61,604
 Commissions                         3,057         3,428          1,972
 Other operating expenses           16,493        16,829         20,416

      Total benefits, losses and
       expenses                     81,793        82,652         83,992

Operating income before federal
 income taxes and net realized
 gains                              15,730        15,779         15,952

Provision (benefit) for federal
 income taxes                        2,423         1,016         (506)

Net income from operations          13,307        14,763         16,458

Net realized capital gains (losses)  9,532        13,636         (332)

      Net income                  $ 22,839      $ 28,399       $ 16,126


              INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA
            STATUTORY STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS
                                (in thousands)


                                                               Paid-In and
                                    Common         Stock       Contributed
                                    Shares         Amount      Surplus

Balance as of December 31, 1994       30            $2,400      $4,800
Net income
Change in net unrealized capital
 gains
Change in non-admitted assets
Increase in asset valuation
 reserve
Increase in equity in separate
 accounts
Prior year surplus adjustment
Surplus note payment

Balance as of December 31, 1995        30             2,400       4,800
Net income
Change in net unrealized capital
 gains
Change in non-admitted assets
Increase in asset valuation
 reserve
Increase in equity in separate
 accounts
Contribution to unassigned
 surplus
Surplus note payment

Balance as of December 31, 1996         30             2,400       4,800
Net income
Change in net unrealized capital
 gains
Change in non admitted assets
Increase in asset valuation
 reserve
Reserve adjustments
Surplus note payment



Balance as of December 31, 1997         30           $ 2,400     $ 4,800



                                               Unassigned
                                   Surplus     Surplus
                                   Debentures  (Deficit)   Total

Balance as of December 31, 1994    $  84,256  $(37,615) $ 53,841
Net income                                      16,126    16,126
Change in net unrealized capital
 gains                                          (7,154)   (7,154)
Change in non-admitted assets                     (897)     (897)
Increase in asset valuation
 reserve                                          (221)     (221)
Increase in equity in separate                   1,161     1,161
 accounts
Contributions to unassigned
 surplus                                        14,000    14,000
Surplus note payment                 (14,960)            (14,960)

Balance as of December 31, 1995       69,296   (14,600)   61,896
Net income                                      28,399    28,399
Change in net unrealized capital gains             611       611
Change in non-admitted assets                     (687)     (687)
Increase in asset valuation
 reserve                                          (259)     (259)
Reserve adjustments                             (3,036)   (3,036)
Surplus note payment                 (30,750)            (30,750)


Balance as of December 31, 1996       38,546    10,428    56,174
Net income                                      22,839    22,839
Change in net unrealized capital
 gains                                          (2,045)   (2,045)
Change in non-admitted assets                      963       963
Decrease in asset valuation
 reserve                                         5,261     5,261
Prior year surplus adjustment                    1,490     1,490
Surplus note payment                 (10,750)            (10,750)

Balance as of December 31, 1997    $  27,796 $  38,936 $  73,932



                INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA
                      STATUTORY STATEMENTS OF CASH FLOWS
                             (in thousands)



                                             Year Ended
                                             December 31,
                                      1997        1996     1995

Cash flows from operating
 activities:
 Premiums and annuity
  considerations received          $ 46,769    $ 48,180  $47,200
 Net investment income received      47,312      44,549   47,453
  Other income received               4,380       3,378    3,373
 Death and accident and
  health benefits paid              (28,440)    (26,511) (31,391)
 Surrender benefits paid            (30,487)    (30,397) (29,864)
 Annuity benefits paid              (47,989)    (43,900) (49,400)
 Net transfers from Separate
  Accounts                           29,502      25,610   26,427
 Reserve changes due to modified
  coinsurance                         6,910       6,524    7,909
 Other benefits paid                 (1,888)     (1,779)  (1,815)
  Federal income taxes (paid)
  refunded excluding tax on
  capital gains                      (2,200)     (5,424)     847
 Dividends paid to policyholders       (208)       (242)    (263)
 Commissions paid                    (3,058)     (3,428)  (1,945)
 General expenses, taxes,
  licenses and fees                  (13,234)    (12,085) (12,750)

 Net cash provided by
 operations                           7,369       4,475    5,781

 Cash flows from investing
  activities:
 Proceeds from investments sold
 or matured, net of tax on
 capital gains                       93,739      92,421   42,327
 Cost of investments acquired       (17,433)    (45,782) (32,102)
 Net decrease (increase) in
  policy loans                         1,261         846   (2,130)

 Net cash provided by
  investing activities               77,567      47,485    8,095




                                              Year Ended
                                             December 31,
                                     1997       1996      1995

 Cash flows from financing
  activities and other
  miscellaneous activities:

 Surplus debenture payments          (10,750)   (30,750)  (14,960)
 Interest paid on surplus
  debentures                         (3,344)    (5,538)   (7,790)
 Net (decrease) increase in
  remittances and items not
  allocated                            (402)    (7,216)    3,504
 Net decrease (increase)in
  receivable from affiliates         10,651     (3,168)   (2,394)
 Other sources and
  applications, net                   3,225     (1,882)   (5,181)

 Net cash used in financing and
  other miscellaneous activities       (620)   (48,554)  (26,821)

 Net increase (decrease) in
  cash and short-term
  investments                        84,316      3,406   (12,945)

 Cash and short-term
  investments at beginning
  of year                            73,463     70,057    83,002

 Cash and short-term
  investments at end of year      $ 157,779  $  73,463 $  70,057


              INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA
                   NOTES TO STATUTORY FINANCIAL STATEMENTS

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
POLICIES

Organization

Investors Life Insurance Company of North America (Investors-NA or the Company) is a wholly-owned subsidiary of InterContinental Life Corporation (ILCO), a life insurance holding company. ILCO is controlled by Financial Industries Corporation (FIC), a life insurance holding company, through FIC's ownership of approximately 45% of ILCO's outstanding common stock.

The Company is principally engaged in administering existing portfolios of individual life insurance policies and annuity products. The Company is also engaged in the business of marketing and underwriting individual life insurance and annuity products in 49 states and the District of Columbia. Such products are marketed through independent, non-exclusive general agents. The Company also administers an in-force book of credit life and disability insurance.

Prior to December 1997, the Company owned two insurance subsidiaries: InterContinental Life Insurance Company (ILIC) and Investors Life Insurance Company of Indiana (Investors-IN). Investors-IN was acquired during 1995 (See Note 11). In December 1997, ILIC transferred its domicile from New Jersey to Indiana. Following completion of the redomestication, ILIC merged with Investors-Indiana, with ILIC as the surviving entity in the merger process. Immediately after the merger, ILIC changed its name to Investors Life Insurance Company of Indiana. The Company also is the parent of a registered broker-dealer, ILG Securities Corporation.

Summary of significant accounting policies

Basis of presentation

The accompanying statutory financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Washington (the
Department). These accounting practices differ in certain respects from generally accepted accounting principles. The more significant differences from generally accepted accounting principles are:



      (a) Policy reserves are based on statutory mortality and interest requirements and are calculated without consideration of withdrawals, which may differ from generally accepted accounting principles reserves based on more realistic estimates of mortality, interest and withdrawals.

      (b) Policy acquisition costs which vary with and are directly related to the production of new business, such as commissions, premium taxes and other costs, are charged to operations as incurred. Under generally accepted accounting principles, such costs are deferred and amortized in proportion to the ratio of estimated annual gross profits over the expected life of the contracts.

      (c) Deferred income taxes are not provided on differences between the tax bases of assets and liabilities and their reported amounts in the statutory financial statements. Under generally accepted accounting principles, deferred taxes, if any, are provided on these differences.

      (d) Certain assets which are designated as "non-admitted" by the laws and regulations of the State of Washington are charged to surplus. Under generally accepted accounting principles, these assets, less applicable allowance accounts, are restored to the balance sheet.

      (e) An asset valuation reserve (AVR) must be recorded under statutory accounting practices. The AVR is calculated in accordance with methods prescribed by the National
      Association of Insurance Commissioners (NAIC). Under generally accepted accounting principles, no such liability is recorded.

      (f) An interest maintenance reserve (IMR) must be recorded under statutory accounting practices to defer gains and losses recognized on the sale of bonds prior to maturity. The resulting deferred gain or loss is recognized over the remaining period to maturity. Under generally accepted accounting principles, no such liability is recorded.

      (g) Deferred premiums are recorded as an asset; generally accepted accounting principles require such balances to be offset against related policy liabilities.

      (h) Net intangible assets arising from the acquisition of business assets are deferred and amortized in relation to the business in force under generally accepted accounting principles. In addition, acquired assets are recorded at fair market value at the date of acquisition. These purchase accounting adjustments are not recognized under statutory accounting practices.

      (i) Fixed maturities classified as "available for sale" are carried at market value under generally accepted accounting principles. Unrealized gains or losses are reflected as a separate component of equity. These securities are carried at amortized cost under statutory accounting practices.

      (j) Policy reserves are reported net of amounts recoverable from reinsurers. Under generally accepted accounting principles ceded reserves are recorded as a receivable on the balance sheet.

      (k) The surplus debentures to ILCO are included as a component of surplus. Under generally accepted accounting principles, debentures are included as a liability.

Investments

Investments are carried in accordance with valuation procedures established by the NAIC. In general, bonds are carried at amortized cost. Common stocks of subsidiaries are carried at equity in the underlying net assets of the subsidiaries. Equity in insurance subsidiaries is determined in accordance with statutory accounting practices and equity in other subsidiaries is determined in accordance with generally accepted accounting principles. Net income of the subsidiaries is included in investment income and other changes in the equity of the subsidiaries are included in unrealized capital gains and losses. Other common stocks are carried at NAIC market value. Short-term investments include those securities which mature within one year and are carried at cost, which approximates market value.

Premiums and discounts on collateralized mortgage obligations
(CMOs) are amortized over the estimated redemption period as opposed to the stated maturities. An adjustment to the investment and investment income is booked on a retrospective basis to reflect the amounts that would have existed had the new effective yield been applied since the acquisition of the CMOs. The Company's general investment philosophy is to hold fixed maturities for long-term investment. However, in response to changing market conditions, liquidity requirements, interest rate movements and other investment factors, fixed maturities may be sold prior to their maturity. Realized gains and losses on the disposal of investments, net of amounts deferred as part of the IMR, are recognized in net income on the specific identification basis, except for stocks, for which the first-in, first-out method is employed. Unrealized gains and losses on equity securities are recorded directly to surplus.

Mortgage loans on real estate and policy loans are carried at their aggregate unpaid principal balance. Real estate occupied by the Company and held for investment is carried at cost less accumulated depreciation. Real estate acquired in satisfaction of debt is stated at the lower of fair market value or the amount of debt, including capitalized taxes and expenses. Depreciation is calculated using the straight line method over 20 to 40 years. Depreciation expense for 1997, 1996 and 1995 amounted to $1,680,763, $1,197,128, and $2,030,518, respectively.

Approximately $56.4 and $66.9 million, or 15% and 17%, of the total bond portfolio (at amortized cost) at December 31, 1997 and 1996, respectively, consists of private placement bonds. The market value of private placement bonds is determined in good faith by management with the assistance of an independent pricing service. Factors considered in the market valuation of such bonds include the quality of the issuer, interest rates and maturity dates.

Aggregate reserves for life policies and contracts

Aggregate reserves for life policies and contracts are based on statutory mortality tables and interest assumptions ranging from 2.5% to 6% using the Net Level Premium or the Commissioners'
Reserve Valuation Method.

The mortality tables utilized are the 1941 CSO and 1958 CSO tables, except for contracts issued in 1986 and later for which the 1980 CSO Mortality Table is used. Premium deficiency reserves are held (when the gross premium charged is less than the valuation net premium) in the amount equal to the present value of such deficiency.

Reserves for annuities in pay status are established using the Progressive Annuity Table, A49 MOD 60 Table, or the 1971 IAM Table with interest rate assumptions ranging from 3% to 13.25%. During the deferred period, annuity reserves are established using a retrospective accumulation of cash value based on declared interest rates which vary depending on the Company's expectation of investment return.

The withdrawal characteristics of the Company's annuity actuarial reserves and deposit liabilities (including reserves for annuity contracts maintained in the Company's separate accounts) at December 31, 1997 and 1996 are as follows (in thousands):

                                      1997                1996
                                          % of                % of
                                Amount    Total     Amount    Total
Subject to discretionary
 withdrawal with
 adjustments:
 - with market value
   adjustment                   $433,611  83.36%   $407,882    82.28%
 - at book value less
   surrender charge                9,458   1.82%      4,243      .86%

      Subtotal                   443,069  85.18%    412,125    83.14%

Subject to discretionary
 withdrawal without
 adjustment:
 - at book value                  67,834  13.04%     74,521     15.03%
Not subject to
 discretionary withdrawal
 provision                         9,248   1.78%      9,064      1.83%
Total annuity actuarial
 reserves and deposit
 liabilities (gross)             520,151  100%      495,710     100%
Reinsurance ceded                  3,331              3,201
Total annuity actuarial
 reserves and deposit
 liabilities (net)              $516,820           $492,509

      Policy and contract claims

      Policy and contract claims include provisions for reported claims and claims incurred but not reported. The provision for claims incurred but not reported is estimated based on Company experience. The liability for other policy claims and benefits payable is subject to the impact of changes in claim severity, frequency and other factors. Although there is considerable variability inherent in such estimates, management believes that the liability recorded is adequate.

      Premium recognition

      Universal life insurance premiums are recognized as earned when collected. Traditional life premiums, after adjustment for deferred and uncollected premiums are recognized as earned on the policy anniversary date. Deferred life premiums represent modal premiums (other than annual) to be collected in 1997 related to policy years beginning in 1996. Uncollected premiums represent premiums due but not collected in 1997. Both deferred and uncollected premiums have been reduced by the estimated cost of collection and are recorded as premiums receivable. Annuity and supplementary contract premiums are recognized as earned when collected.

      Separate accounts

      Assets held for purchasers of investment annuity contracts or variable annuity contracts, and the related liabilities, are included in the statutory balance sheet. These accounts are maintained independently from the general account of Investors-NA. Investment earnings from these separate account assets accrue directly to the policyholders and are not included in the Company's statement of operations.

      The following reconciles net transfers from separate accounts per the Separate Accounts Statement to net transfers to separate accounts per the Company's Statement of Operations for the years ended December 31, 1997, 1996 and 1995 (in thousands):

                                      1997      1996      1995

      Transfers to separate
       accounts per Separate
       Accounts Statement          $    712   $  1,031   $   884

      Transfers from separate
       accounts per Separate
       Accounts Statement           (33,921)   (28,438)  (30,389)

      Net transfers from
       separate accounts
       per Separate Accounts
       Statement                   $(33,209)  $(27,407) $(29,505)

      Reconciling adjustments:
       Charges for investment
        management,
        administration and
        contract guarantees           3,707      1,797     3,078

      Net transfers to
        separate accounts
        per Statement of
        Operations                  $ (29,502) $ (25,610)$ (26,427)



      Reinsurance

      Reinsurance premiums, commissions, loss and expense reimbursements and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

      Admitted and non-admitted assets
      Assets must be included in the statutory balance sheet at "admitted asset value". "Non-admitted assets" are excluded through a charge to unassigned surplus. Non-admitted assets at December 31, 1997 and 1996 are as follows (in thousands):

                                          1997         1996

      Mortgage loans                     $   81       $   81
      Furniture and equipment               635          534
      Agents' debit balances              1,111          655
      Accounts receivable                 1,192        1,129
      Prepaid expenses                    1,138        1,143
      Other                                 165        1,744
                                         $4,322       $5,286

      Use of Estimates

      The preparation of these statutory financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results will differ from those estimates.



      2. INVESTMENTS

      An analysis of the Company's net investment income for the years ended December 31, 1997, 1996 and 1995 is as follows
      (in thousands):
                                          1997     1996    1995

      Interest on bonds                 $31,658  $22,800 $35,242
      Interest on short-term investments  4,012    3,548   3,439
      Interest on policy loans            3,145    3,426   2,748
      Interest on mortgage loans          1,040    1,349   1,502
      Income on real estate               7,117    5,036   6,750
                                         46,972   47,159  49,681


      Equity in earnings (loss) of
      wholly-owned subsidiary             2,043    2,380   3,043
      Other income                            4       40       3
      Amortization of IMR                   309      279     253
      Gross investment income            49,328   49,858  52,980
      Less investment expenses           (3,536)  (3,158) (3,791)

           Net investment income        $45,792  $46,700 $49,189

      The carrying values of investments at December 31, 1997 and 1996 that were non-income producing for the preceding twelve months were as follows (in thousands):


                                                      1997        1996

      Mortgage loans                               $    81     $    81
                                                   $    81     $    81



      Realized capital gains and losses for the years ended
      December 31, 1997, 1996 and 1995 are as follows (in thousands):

                                    1997        1996      1995

Gains on sales of real estate     $ 14,662    $ 23,183   $ -0-
Gains on sales of bonds                118         272     463
Gains on sales of other
 investments                             7           1      10
Losses on sales of bonds               -0-         (81)    -0-
Losses on mortgage loans
 transferred to real estate            -0-         (13)   (107)
Less amounts deferred as IMR           (80)       (150)   (301)
                                    14,707      23,212      65
Income tax provision                (5,175)     (9,576)   (397)

Net realized capital gains
(losses)                          $  9,532    $ 13,636  $ (332)





Net realized capital gains for 1997 includes $14.0 million (before federal income tax) resulting from the sale during the fourth quarter of 1997 of the Bridgepoint Square Office Complex. The aggregate selling price was $78 million which was allocated approximately 78.5% to Investors-NA and 21.5% to Family Life. The sale closed on December 5, 1997.

Net realized capital gains for 1996 includes $23 million (before federal income tax) resulting from the sale during the first quarter of 1996 of the Austin Centre, a hotel/office complex, located in Austin, Texas, which serves as the Company's home office building. The selling price was $62.672 million, less $1 million paid to a capital reserve account for the purchaser. The property was purchased in 1991 for $31.275 million. Proceeds from the sale of $15 million were used to reduce ILCO's senior loan obligations. The balance of the proceeds, net of federal income tax, was retained and reinvested by the Company. The sale closed on March 29, 1996. The Company continues to rent space in the building under the terms of an operating lease which expires in September 2002.

Unrealized gains and losses on common stocks as of December 31, 1997 and 1996 are as follows (in thousands):

                                             1997         1996

Unrealized capital gains                    $  2,539     $1,060
Unrealized capital losses                    (10,345)    (6,821)

Net unrealized capital losses               $ (7,806)   $ (5,761)


Proceeds from sales and maturities of bonds were $33,577,393, $38,730,892, and $38,576,824 for the years ended December 31, 1997,
1996 and 1995, respectively. The carrying value and NAIC market value of investments in bonds by category at December 31, 1997 are as follows (in thousands):

                                    Gross Un- Gross Un- NAIC
                          Carrying  Realized  Realized  Market
                          Value     Gains     Losses    Value

U.S. treasury securities
 and obligations of U.S.
 government agencies and
 corporations            $  7,480  $  793    $    -0- $  8,273
Obligations of states and
 political subdivisions     1,945     180         -0-    2,125
Corporate securities      137,056   2,305        (304) 139,057
Mortgage-backed           230,431     -0-         -0-  230,431
 securities
   Total Bonds           $376,912  $3,278    $   (304)$379,886

The carrying value and NAIC market value of investments in bonds by category at December 31, 1996 are as follows (in thousands):


                                          Gross Un- Gross Un- NAIC
                                Carrying  realized  realized  Market
                                Value     Gains     Losses    Value

U.S. treasury securities
 and obligations of U.S.
 government agencies and
 corporations                  $ 7,477    $  505    $  28     $   7,954
Obligations of states and
 political subdivisions          1,943        61       -0-        2,004
Corporate securities           148,238       870     2,026      147,082
Mortgage-backed
 securities                    247,402        -0-      -0-      247,402
   Total Bonds                $405,060   $  1,436  $ 2,054     $404,442


The carrying value and NAIC market value of bonds at December 31, 1997 are shown below by contractual maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                 NAIC
                                                  Carrying       Market
                                                  Value          Value
                                                       (in thousands)

Due in one year or less                         $   3,025     $   3,025
Due after one year through five years              25,174        25,251
Due after five years through ten years             41,464        41,795
Due after ten years                                76,818        79,384
                                                   146,481      149,455
Mortgage-backed securities                        230,431       230,431
                                                $ 376,912     $ 379,886


The Company's mortgage loans and real estate are diversified by property type, location and issuer. Mortgage loans are collateralized by the related properties and such loans generally range from 15% to 80% of the properties value at the time the loan is made.


3. DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair values of the Company's financial instruments at December 31, 1997 are as follows (in thousands):

                                        Carrying        Market
                                         Value          Value
                                              (in thousands)

Financial assets:
  Bonds                                 $  376,912      $ 390,148
  Policy loans                              44,828         44,828
  Mortgage loans                            10,695         11,307
  Short-term investments                   149,449        149,449
  Cash                                       8,331          8,331

Financial liabilities:
  Deferred annuities                        76,046         75,810
  Supplemental contracts                     7,231          6,920

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

Bonds

Fair values are based on quoted market prices or dealer quotes, except for notes from affiliates, which are based on a discounted cash flow analysis using current rates offered to the Company for debt of the same remaining maturities.

Policy loans

Policy loans are, generally, issued with coupon rates below market rates and are considered early payment of the life benefit. As such, the carrying amount of these financial instruments is a reasonable estimate of their fair value.

Mortgage loans

The fair value of mortgage loans is estimated using a discounted cash flow analysis using rates for BBB-rated bonds with similar coupon rates and maturities.

Cash and short-term investments

The carrying amount of these instruments approximates market value.






Deferred annuities and supplemental contracts

The fair value of deferred annuities is estimated using cash surrender values. Fair values for supplemental contracts is estimated using a discounted cash flow analysis, based on interest rates currently offered on similar products.

4. FEDERAL INCOME TAXES

Pursuant to a tax sharing agreement (the Agreement), the Company will join in the filing of a consolidated income tax return with its wholly-owned life insurance subsidiary. Under the Agreement, the Company records its federal income tax expense or benefit as if it filed a separate federal income tax return. The Company's federal income tax recoverable as of December 31, 1996 and 1995 is approximately $164,637 and $4,396,000, respectively.

The Company elected to adjust its bases in assets in accordance with Internal Revenue Code Section 338 as of the date it was acquired by InterContinental Life Corporation. As a result of this election, various differences occur in the amount and timing of the recognition of income and expenses for statutory and tax purposes.

The components of income tax for 1997, 1996 and 1995 are as follows (in thousands):

                                     1997      1996             1995

Tax on underwriting profits
and investment income            $ 2,423    $ 1,016           $  (506)
Tax on capital gains             $ 5,175    $ 9,576           $   399

The following is a reconciliation of tax on operating income at the statutory federal rate of 35% in 1997 and 1996 and 1995 to the Company's provision for federal income taxes (in thousands):

                                        1997      1996      1995

Tax on operating income at
 statutory rates                      $ 5,506  $ 5,523   $ 5,583
Dividends received deduction              (33)     (25)     (124)
Difference in recognition of income
 and expenses relating to
 adjustment in asset bases due to
 Section 338 election                  (2,068)  (2,115)   (2,127)
Difference between statutory and
 income tax policy reserves               (81)    (870)   (2,894)
Differences in accounting for
 deferred policy acquisition costs       (317)    (227)     (101)
Accrual or market discount               (312)    (362)     (501)
Equity in earnings of subsidiaries       (715)    (833)   (1,065)
Income (loss) from separate
 account                                  -0-      -0-       406
Other, net                                443      (75)      317
Provision for federal income taxes    $ 2,423 $  1,016  $   (506)

Under the provisions of pre-1984 life insurance tax regulations, the Company was taxed on the lesser of taxable investment income or income from operations, plus one-half of any excess of income from operations over taxable investment income. One-half of the excess (if any) of the income from operations over taxable investment income, an amount which was not currently subject to taxation, plus special deductions allowed in computing the income from operations, were placed in the PSA. The aggregate accumulation in the account at December 31, 1997 and December 31, 1996 approximated $8,225,000. Federal income taxes will become payable on this account at the then current tax rate when and to the extent that the account exceeds a specific maximum, or when and if distributions to stockholders, other than stock dividends and other limited exceptions, are made in excess of the accumulated previously taxed income. At December 31, 1997 and December 31, 1996, the Company had approximately $120,000,000 and $105,000,000 in its Shareholders' Surplus Account from which it could make distributions to ILCO without incurring any federal tax liability. The amount of dividends which may be paid by the Company is limited by statutory regulations.


5. REINSURANCE

The Company reinsures portions of certain policies it writes, thereby providing greater diversification of risk and minimizing exposure on larger policies. The Company's maximum retention on any one individual policy is $250,000. Policy liabilities and contract-holder deposit funds are reported in the accompanying statutory financial statements net of such reinsurance ceded. The Company remains liable to the extent the reinsurance companies are unable to meet their obligations under the reinsurance agreements.

In December, 1997, the Company entered into a reinsurance treaty under which all of the contractual obligations and risks under accident and health insurance policies were assumed by a third party reinsurer. The transfer is effective as of July 1, 1997. These risks and contractual obligations were sold pursuant to, first, a coinsurance reinsurance agreement. Following applicable regulatory approvals, the reinsurer will assume the direct obligations of the companies, on an assumption reinsurance basis. The decision to dispose of this block of business was based on management's analysis that the business was not generating targeted profit objectives and that the products were not part of the core business of the subsidiaries. The sale permits the companies to focus on its primary business: life insurance and annuity sales.
In connection with the transaction, the total amount of net reserves transferred by the Company was $6,327,504. In addition to the transfer of reserves, the Company paid the reinsurer $1,037,150 in connection with the transaction, which amount was accounted for as an expense for the year ended December 31, 1997. In 1997, the transferred business generated approximately $791,000 in annualized premiums.

The amounts deducted in the accompanying financial statements for reinsurance ceded are as follows (in thousands):

                                        1997           1996
Aggregate reserve for life
 policies and contracts              $  5,183       $ 5,047
Other policy claims and
 benefits payable                    $  2,805       $   821

Estimated amounts recoverable from reinsurers on paid claims were $2,458,391 and $2,462,239 at December 31, 1997 and 1996,
respectively. Total premiums ceded during 1997, 1996 and 1995 were $7,980,777, $5,591,028 and $6,393,048 respectively. Total premiums assumed during 1997, 1996 and 1995 were $5,197,749, $5,529,381 and
$851,223, respectively. The increase in premiums assumed during 1996 is primarily attributable to the intercompany reinsurance agreements with Family Life Insurance Company discussed in Note 9.

6. CAPITAL AND SURPLUS

The insurance regulations of the state of Washington require minimum capital of $2,400,000 and minimum surplus of $2,400,000.
The Company's Articles of Incorporation require that the Company maintain capital applicable to common stock of $2,400,000.

Under current Washington law, any proposed payment of a dividend or distribution, together with dividends or distributions paid during the preceding twelve months, which exceeds the greater of (i) 10% of statutory surplus as of the preceding December 31 or (ii) statutory net gain from operations for the preceding calendar year is called an "extraordinary dividend" and may not be paid until either it has been approved, or a waiting period shall have passed during which it has not been disapproved, by the insurance commissioners.

Effective July 25, 1993 Washington amended its insurance code to retain the "greater of" standard but enacted requirements that prior notification of a proposed dividend be given to the Washington Insurance Commissioner and that dividends may be paid only from earned surplus. As of December 31, 1996, Investors-NA had earned surplus of $32,894,804. Since the law applies only to dividend payments, the Company's ability to make principal and interest payments on its surplus debentures is not affected.

During 1992, the NAIC passed a model regulation for minimum risk-based capital (RBC) requirements for life and health insurance companies. The RBC model requires that companies maintain certain amounts of capital and surplus based on an insurer's investment and insurance risk. The requirements were effective for the year ended December 31, 1993. The ability of the Company to pay dividends could be further limited by the RBC requirements.

7. PERMITTED STATUTORY ACCOUNTING PRACTICES

The insurance regulations of the state of Washington limit the amount an insurer may invest in the obligations of any one corporation to 4% of the insurer's statutory admitted assets. The Company held $50,434,645 and $51,211,460 in subordinated notes issued by Family Life Corporation, a wholly-owned subsidiary of FIC, at December 31, 1997 and 1996, respectively. This investment exceeds the limit on investments prescribed by the State of Washington by $6,983,905 and $8,787,303 at December 31, 1997 and 1996, respectively. Prior to the acquisition of these notes, Investors-NA received written approval from the Washington Insurance Department for the inclusion of the full amount of these notes in its statutory admitted assets. At December 31, 1997 and 1996, this permitted practice increased statutory surplus by $6,983,905 and $8,787,303 over what it would have been under prescribed statutory accounting practices. The Company employed no other permitted statutory accounting practices that individually or in the aggregate materially affected statutory surplus or risk-based capital at December 31, 1997 or 1996.

On February 14, 1995, the Company and ILCO purchased the stock of Meridian Life Insurance Company (See Note 11). The terms of the purchase were approved by the Indiana Department of Insurance.

8. EMPLOYEE BENEFIT PLANS

Retirement plan

The employees of Investors-NA are covered under the ILCO Pension Plan (The "Plan"). The Plan is a noncontributory defined benefit pension plan which covers each employee of ILCO and its subsidiaries who has attained 21 years of age and has completed one year or more of service. Each affiliate company contributes any amounts necessary (as actuarially determined) to fund the benefits provided for its eligible employees. ILCO made no contributions in 1997, 1996 or 1995.

The normal retirement benefit provided under the Plan is equal to 1.57% of final average eligible earnings less 65% of the participant's Social Security Covered Compensation multiplied by the number of years of credited service (up to 30 years). The compensation used in determining benefits under the Plan is the highest average earnings received in any five consecutive full-calendar years during the last ten full-calendar years before the participant's retirement date. The Plan provides for reduced early retirement benefits at age 60, with at least 5 completed years of service.

Employee stock ownership plan

The Company, with its parent company and its affiliates, participates in an Employee Stock Ownership Plan and a related trust maintained by ILCO. The Plan generally covers employees who have attained the age of 21 and have completed one year of service. Vesting of benefits to employees is based on number of years of service. No contributions were made to the Plan in 1997, 1996, or 1995.

Stock option plans

Under ILCO's Incentive Stock Option Plan, certain key employees of the Company have been granted options to purchase shares of ILCO's common stock, at 100% of fair market value on the date of grant. At December 31, 1997 and 1996, respectively, options to purchase
0 and 72,000 shares of ILCO's common stock were outstanding and unexercised.

Under ILCO's Non-Qualified Stock Option Plan, the Board of Directors of ILCO is authorized to issue options to certain officers, directors, agents and others to purchase up to 600,000 shares of ILCO's common stock at 100% of the fair market value on the date of grant but in no case less than $3.33 per share. As of December 31, 1997 and 1996, respectively, options to purchase 84,000 and 174,000 shares of ILCO's common stock were outstanding and unexercised.

Savings and investment plans

The Company's employees may participate in the ILCO Savings and Investment Plan that allows eligible employees who have met a one-year service requirement to make contributions to the Plan on a tax-deferred basis. A Plan participant may elect to contribute up to 16% of eligible earnings on a tax deferred basis, subject to certain limitations applicable to "highly compensated employees" as defined in the Internal Revenue Code. Plan participants may allocate contributions, and earnings thereon, between several investment options. The account balance of each participant is 100% vested at all times. Prior to January 1, 1990, the Company made matching contributions of up to 50% of the first 6% of eligible compensation contributed by the plan participants.
Vesting of such company contributions is based on number of years of service. The employer contributions were discontinued effective January 1, 1990.

In 1997, the Plan was amended to provide for a matching contribution by ILCO. The match, which is in the form of shares of ILCO common stock, is equal to 100% of an eligible participant's elective deferral contributions, as defined in the Plan, not to exceed 1% of the participant's plan compensation. Allocations are made on a quarterly basis to the account of participants who have at least 250 hours of service in that quarter.

9. RELATED PARTIES

Included in capital and surplus at December 31, 1997 and 1996 are two (2) surplus debentures payable to ILCO with initial principal balances of $140,000,000 and $15,000,000. The outstanding balances of both notes at December 31, 1997 and 1996 totaled $27,796,000 and $38,546,000, respectively. The rate of interest payable on the debentures is calculated as one and one-half percent (1-1/2%) above the prime lending rate as adjusted at the beginning of each quarter. The $140,000,000 debenture is payable in 43 consecutive quarterly installments of $2,000,000 each beginning December 31, 1988, with a final payment of $54,000,000 due September 30, 1999. Payments on the $15,000,000 debenture are calculated based on available surplus, as defined in the surplus debenture agreement, at the end of each quarter. In accordance with the surplus debenture agreements, the Company may prepay the debentures so long as prepayment does not cause the surplus funds of the Company to be reduced below $10,000,000 (the statutory capital and surplus floor prescribed by the State of Washington). The Company has received written notification from the Washington Department of Insurance that it does not need to obtain specific permission from the Department prior to making a scheduled principal payment on the debentures. However, Investors-NA has voluntarily agreed with the Washington Insurance Commissioner that it will provide at least five days advance notice of payments which it will make under the surplus debenture.

Principal payments totaling $9,750,000, $29,750,000, and $13,960,000 were made on the $140,000,000 debenture during 1997, 1996 and 1995, respectively, and payments totaling $1,000,000, $1,000,000 and $1,000,000 were made on the $15,000,000 debenture during 1997, 1996 and 1995, respectively. Total interest paid by the Company on the surplus debentures was $3,343,711, $5,538,469 and $7,789,576, during 1997, 1996 and 1995, respectively.
Cumulative interest paid by the Company on the debentures was $88,589,477 at December 31, 1996. Unpaid accrued interest on these debentures was $131,225 and $957,889 at December 31, 1997 and 1996, respectively.

The Company has a net balance due (to)/from related parties at December 31, 1997 and 1996 of $(2,655,380) and $7,995,000,
respectively. The balance resulted from transactions consisting of reimbursement of expenses and receipts and disbursements of funds related to an administrative service agreement between various affiliates.

Bonds include $53,792,485 of notes receivable from affiliates which comprise (a) a loan of $16,875,000 (original principal balance of $30,000,000) Family Life Corporation (FLC); (b) a loan of $29,182,300 (original principal balance of $22,500,000) to FLC; (c) a loan of $4,377,345 (original principal balance of $2,500,000 plus $1,977,119 of interest added to the principal) to Family Life Insurance Investment Company (FLIIC); and (d) a loan of $3,357,840 to FIC. FLC and FLIIC are wholly-owned subsidiaries of FIC. Interest received by the Company for all loans during 1997, 1996 and 1995 amounted to $5,265,784, $6,886,966 and $6,044,622, respectively. In June, 1996, the provisions of the notes from Investors-NA to FIC, FLC and FLIIC were modified as follows: (a) the $22.5 million note was amended to provide for twenty quarterly principal payments, in the amount of $1,125,000 each, to commence on December 12, 1996; the final quarterly principal payment is due on September 12, 2001; the interest rate on the note remains at 11%, (b) the $30 million note was amended to provide for forty quarterly principal payments, in the amount of $163,540 each for the period December 12, 1996 to September 12, 2001; beginning with the principal payment due on December 12, 2001, the amount of the principal payment increases to $1,336,458; the final quarterly principal payment is due on September 12, 2006; the interest rate on the note remains at 9%, (c) the $4.5 million note was amended to provide for forty quarterly principal payments, in the amount of $24,531 each for the period December 12, 1996 to September 12, 2001; beginning with the principal payment due on December 12, 2001, the amount of the principal payment increases to $200,469; the final quarterly principal payment is due on September 12, 2006; the interest rate on the note remains at 9%, (d) the $2.5 million note was amended to provide that the principal balance of the note is to be repaid in twenty quarterly installments of $125,000 each, commencing December 12, 1996 with the final payment due on September 12, 2001; the rate of interest remains at 12%, (e) the Master PIK note, which was issued to provide for the payment in kind of interest due under the terms of the $2.5 million note prior to June 12, 1996, was amended to provide that the $1,977,119 principal balance of the note is to be paid in twenty quarterly principal payments, in the amount of $98,855.95 each, to commence December 12, 1996 with the final payment due on September 12, 2001; the interest rate on the note remains at 12%.

Common stocks include 53,400 shares of ILCO which had a book value of $380,478 and a statement value of $723,798 at December 31, 1997. The Company also holds 145,500 common shares of FIC which has a book value of $229,890 and a statement value of $2,355,316, at December 31, 1997, 55,000 common shares of Investors-IN which had a book value of $33,397,828 and a statement value of $23,093,645 at December 31, 1997 and 300 common shares of ILG Securities Corporation which had a book value of $244,057 and a statement value of $215,682 at December 31, 1997. Investors-IN and ILG Securities Corporation are wholly-owned subsidiaries of the Company.

Rent and certain other operating expenses aggregating approximately $822,000, $305,000, and $830,000, were paid to FIC in 1997, 1996, and 1995, respectively, by the Company. The Company shares office facilities with various affiliates and is a party to an intercompany expense allocation agreement. Under this agreement, the Company was reimbursed $16 million, $16 million and $13 million, in 1997, 1996, and 1995, respectively, for shared expenses it paid on behalf of its affiliates.

In 1995, Investors-NA entered into a reinsurance agreement with Family Life pertaining to universal life insurance written by Family Life. The reinsurance agreement is on a co-insurance basis and applies to all covered business with effective dates on and after January 1, 1995. The agreement applies to only that portion of the face amount of the policy which is less than $200,000; face amounts of $200,000 or more are reinsured by Family Life with a third party reinsurer. In 1996, Investors-NA entered into a reinsurance agreement with Family Life, pertaining to annuity contracts written by Family Life. The agreement applies to contracts written on or after January 1, 1996. These reinsurance arrangements reflect management's plan to develop universal life and annuity business at Investors-NA, with Family Life concentrating on the writing of term life insurance products.

In October of 1993, ILCO entered into an agreement with the Chairman of the Board of Directors whereby the Chairman agreed to surrender all of his remaining common stock options for consideration of $6,847,000. Prior to entering into this agreement, ILCO had accrued compensation expense related to these options of $4,225,000. Upon entering into the agreement, additional compensation was recorded totaling $2,622,000 for the year ended December 31, 1993 to increase to a compensation to the surrender price. Accordingly, a liability was recorded for the unpaid portion of the agreement. Pursuant to this agreement, during 1993 the Chairman was paid $3,237,120 for cancellation of 240,000 of these options and during 1994 he was paid $997,520 for cancellation of 68,500 options and $379,143 for federal income tax reimbursement relating to the cancellation of options in 1993. During 1995, the Chairman was paid $836,582 for the cancellation in 1995 of options to purchase 50,000 shares of ILCO's common stock, $156,323 for the federal income tax reimbursement relating to the cancellation in 1994 of options to purchase 68,500 shares and $127,608 as the final payment relating to the cancellation in 1993 of options to purchase 240,000 shares. The federal income tax reimbursements are expensed in the period when they occurred.

During 1996, the Company paid the Chairman: (i) $1,862,000 for the cancellation in 1996 of options to purchase 121,500 shares of the Company's common stock, plus interest at the rate of 8% per year on such amount for a one year period (for a total of $2,011,737); (ii) $120,700 for the federal income tax reimbursement relating to the cancellation in 1995 of options to purchase 50,000 shares of the Company's common stock; and (iii) $313,960 for the federal income tax reimbursement relating to the 1996 options cancellation.

During 1994, the Chairman was paid a bonus aggregating $1,076,000, of which $469,000 was allocated to the Company.

On June 12, 1991, FIC granted to the Company non-transferrable options to purchase up to a total of 9.9% of the common shares of FIC. These options were granted in conjunction with the senior subordinated loan of $22.5 million and a senior loan of $2.5 million issued to the Company by FIC and a subsidiary, relating to the acquisition of Family Life Insurance Company. The option price is $10.50 per share, equivalent to the then current market price, subject to adjustment to prevent the effect of dilution. As a result of FIC's five-for-one stock split, effective in November, 1996, the option price is currently $2.10 per share. The options provide for their expiration upon final repayment of the respective loans.

     INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA
         NOTES TO STATUTORY FINANCIAL STATEMENTS

Pursuant to a data processing agreement with a major service company, the data processing needs of ILCO's and FIC's insurance subsidiaries were provided by an off site third party until November 30, 1994. Commencing December 1, 1994, all of those data processing needs are provided to ILCO's and FIC's Austin, Texas and Seattle, Washington facilities by FIC Computer Services, Inc.
("FIC Computer"), a subsidiary of FIC. Each of FIC's and ILCO's insurance subsidiaries has entered into a data processing agreement with FIC Computer whereby FIC Computer provides data processing services to each subsidiary for fees equal to such subsidiary's proportionate share of FIC Computer's actual costs of providing those services to all of the subsidiaries. The Company paid $2,223,647, $1,748,402 and $1,290,306 to FIC Computer for data processing services provided during 1997, 1996 and 1995, respectively.

10. COMMITMENTS AND CONTINGENCIES

The Company is a defendant in certain legal actions related to the normal business operations of the Company. Management believes that the resolution of such matters will not have a material impact on the financial statements.

11. ACQUISITION OF SUBSIDIARY

On February 14, 1995, the Company and its parent (ILCO) purchased the stock of Meridian Life Insurance Company (Meridian Life), an Indianapolis-based life insurer, from Meridian Mutual Insurance Company. The cash purchase price was $17.1 million, net of post-closing adjustments. Under the terms of the purchase agreement, ILCO acquired approximately 82% of the outstanding stock of Meridian Life for $14 million, and the Company acquired approximately 18% of the common stock of Meridian Life for the remaining portion of the purchase price. Immediately following the closing of the transactions, ILCO contributed the shares acquired by it to the unassigned surplus of the Company. As a result, Meridian Life is a wholly-owned subsidiary of the Company. Subsequent to the purchase, Meridian Life's name was officially changed to Investors Life Insurance Company of Indiana.

On July 9, 1997, ILCO and Investors-Indiana acquired State Auto Life Insurance Company, an Ohio domiciled life insurer, from State Auto Mutual Insurance Company, for an adjusted cash purchase price of $11.8 million. Under the terms of the transaction, State Auto Life Insurance Company was merged into Investors-Indiana.







                Report of Independent Accountants


To the Board of Directors of
Investors Life Insurance Company
of North America

We have audited the accompanying statutory balance sheets of Investors Life Insurance Company of North America as of December 31, 1997 and 1996, and the related statutory statements of operations, of changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1, these financial statements were prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Washington, which practices differ from generally accepted accounting principles. The effects on the financial statements of the variances between the statutory basis of accounting and generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matters referred to in the preceding paragraph, the financial statements audited by us do not present fairly, in conformity with generally accepted accounting principles, the financial position of Investors Life Insurance Company of North America at December 31, 1997 and 1996, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1997.

Also, in our opinion, the financial statements audited by us present fairly, in all material respects, the statutory financial position of Investors Life Insurance Company of North America at December 31, 1997 and 1996, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1997, on the basis of accounting described in Note 1.


Price Waterhouse LLP
Dallas, Texas
March 27, 1998


                      REGISTRATION STATEMENT
                                ON
                             FORM N-4

                   Part C:   OTHER INFORMATION


Item 24.   Financial Statements and Exhibits

The following financial statements and exhibits are filed with this Post-Effective Amendment:

     (a)  Financial Statements:

          Part A:  None

          Part B:

          (i)  Registrant:

               Combined Balance Sheet, as of December 31, 1997

               Individual Statements of Operations, For the Year
               Ended December 31, 1997

               Individual Statements of Changes in Total Assets,
               For the Years Ended December 31, 1997 and December
               31, 1996

                              Notes to Financial Statements

                              Report of Independent Accountants

                      (ii)  Depositor:

                  Statutory Balance Sheets, as of December 31, 1997 and December 31, 1996

                  Statutory Statements of Operations, for the Years Ended December 31, 1997, December 31, 1996 and
         December 31, 1995

                  Statutory Statements of Changes in Capital and
         Surplus, for the Years Ended December 31, 1997,
         December 31, 1996 and December 31, 1995

                  Statutory Statements of Cash Flows, for the Years Ended December 31, 1997, December 31, 1996 and
         December 31, 1995


                  Notes to Statutory Financial Statements

         Report of Independent Accountants



    (b) Exhibits:

        (i) Schedule for computation of performance quotations of Money Market Division.




Item 25. Directors and Officers of the Depositor


Name and Principal           Position and Offices
Business Address*            with Depositor


Roy F. Mitte                 Chairman, President and Chief
                             Executive Officer, Director

James M. Grace               Executive Vice President, Chief
                             Financial Officer and Treasurer;
                             Director

Eugene E. Payne              Executive Vice President, Chief
                             Operations Officer and Secretary;
                             Director

Jeffrey H. Demgen            Executive Vice President and Chief
                             Sales and Marketing Officer

Theodore A. Fleron           Senior Vice President, General
                             Counsel and Assistant Secretary;
                             Director

Dale E. Mitte                Senior Vice President and Chief
                             Underwriter; Director

Steven P. Schmitt            Senior Vice President and Assistant
                             Secretary; Director

David C. Hopkins             Senior Vice President and Controller

Thomas C. Richmond           Senior Vice President

Walter Reed                  Senior Vice President

Name and Principal           Position and Offices
Business Address*            with Depositor

John M. Welliver             Senior Vice President

Roberta A. Mitchell          Senior Vice President

John W. Peasley              Senior Vice President

Bradley A. Groff             Senior Vice President

Laurie C. Black              Senior Vice President

Cindy Hall-Davis             Senior Vice President

Ricardo A. Cruz              Vice President

Robert D. Rue                Vice President

Peter A. Tritz               Vice President

Laurie Cleveland             Vice President

Sherry Jennings              Vice President

Sherry Stroud                Vice President

Joanne Shattuck              Vice President


*701 Brazos Street, Austin, Texas 78701




Item 26.   Persons Controlled by or Under Common Control

           with the Depositor or Registrant





        Financial Industries Corporation (a financial services holding company, incorporated in Texas)

                      :
                      :
                      :  45.40%

        InterContinental Life Corporation (a financial services holding company incorporated in New Jersey)

                         :
                         :
                         :  100%

        Investors Life Insurance Company of North America
        (a Washington Life insurance company)

                           :           :
                           :           :
                           :           : 100%
                           :
                           :     ILG Securities Corporation
                           :     (a registered broker-dealer
                           :     incorporated in Pennsylvania)
                           :
                           :
                           : 100%
                           :
                  Investors Life Insurance Company of Indiana
                  (an Indiana life insurance company)



Item 27.   Number of Contract Owners



As of December 31, 1997 the number of contract owners of qualified and non-qualified contracts (single payment and flexible payment) issued by the Registrant was as follows:


(i)     Money Market Division:
         Qualified.................................. 136
         Non-qualified..............................  72

(ii)    Growth and Income II Division:
         Qualified.................................. 567
         Non-qualified.............................. 160

        (iii)   Income Division:
         Qualified.................................. 154
         Non-qualified.............................. 154

(iv)    Voyager Division
         Qualified................................... 42
         Non-qualified............................... 19




Item 28.   Indemnification

            (a) The Depositor: Article VII, Section 7.1 of the By-Laws of Investors Life Insurance Company of North America provides, in relevant part, that:

                This Corporation shall indemnify its directors and officers to the full extent permitted by the Washington Business Corporation Act now or hereafter in force. However, such indemnity shall not apply on account of:
        (1) acts or omissions of the director or officer finally adjudged to be intentional misconduct or a knowing violation of law; (2) conduct of the director finally adjudged to be in violation of RCW 23B.08.310; or (3) any transaction with respect to which it was finally adjudged that such director or officer personally received a benefit in money, property, or services to which the director or officer was not legally entitled.

                This Corporation shall advance expenses for such persons as authorized by separate directors' resolutions or contracts.


            (b) The Principal Underwriter:   Article VII, Section 7.4 of
        the By-Laws of ILG Securities Corporation provide, in relevant part, that:

                The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

                The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by or in the right of the corporation to procure a judgment in its favor of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation as a partnership, joint venture, trust of other enterprise, against expenses (including attorneys' fees), actually and reasonably incurred by him in connection with the defense or settlement of such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and expect that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless and only to the extent that the Court of Chancery or the court in which such action, suit or proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.



Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933, and is therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction on the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.



Item 29.   Principal Underwriter:

            (a) The principal underwriter for the Contracts issued by the Registrant is ILG Securities Corporation, 701 Brazos
        Street, Austin, Texas 78701. ILG Securities Corporation also acts as a principal underwriter for variable annuity contracts issued by Life Insurance Company of North
        America (an indirect, wholly-owned subsidiary of CIGNA
        Corporation), and funded through Life Insurance Company of North America Separate Account A.

            (b) The officers and directors of ILG Securities Corporation are as follows:


Name and                           Positions and offices
Business Address*                  with Underwriter


James M. Grace                     Director

Eugene E. Payne                    Director

Roberta A. Mitchell                President; Director

Ricardo A. Cruz                    Treasurer

David C. Hopkins                   Assistant Treasurer

Theodore A. Fleron                 Secretary



*701 Brazos Street, Austin, Texas 78701.








            (c) The following table sets forth information pertaining to commissions and other compensation received by ILG
        Securities Corporation from Investors Life Insurance
        Company of North America during the fiscal year ended
        December 31, 1997:

    (1) Net underwriting discounts
        and commissions*........................$   784.14

    (2) Compensation on redemption or
        annuitization............................   -0-

            (3) Brokerage commissions....................   -0-

    (4) Compensation**...........................$  -0-

        *Represents amounts paid to principal underwriter.

        **Represents amounts paid to principal underwriter by Sponsor in connection with the provision of ongoing Contract Owner administrative services.



Item 30.   Location of Accounts and Records

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and Rules 31a-1 to 31a-3 thereunder, and records relating to shareholders are maintained by Investors Life Insurance Company of North America, Separate Accounting Unit, 701 Brazos Street, Austin, Texas 78701. Corporate records pertaining to the Depositor, including its Certificate of Incorporation, By-Laws and Resolution of Board of Directors authorizing establishment of the Separate Account, are maintained by its Secretary, whose business address is 701 Brazos Street, Austin, Texas 78701.


Item 31.   Management Services

Not Applicable.
Item 32.   Undertakings

The Sponsor of the Registrant hereby undertakes:

            (a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old, so long as payments under the Contracts may be accepted;
            (b) to include in the prospectus a form letter which the investor can remove to send to the Depositor to obtain a copy of the Statement of Additional Information.
            (c) to mail a copy of the Statement of Additional Information promptly upon receipt of (i) a written request on the form described in sub-paragraph (b), above, or other written request directed to the address shown on the cover page of the current prospectus of the Registrant, or (ii) an oral request to the telephone number shown on the cover page of the current prospectus of the Registrant.
            (d) that it intends to rely upon the provisions of the SEC staff no-action letter dated November 28, 1988, issued to the American Council of Life Insurance (Ref. No. IP-6-88).
        The sponsor of the Registrant represents that it has complied with the provisions of paragraphs (1) to (4) of said letter.


                            SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Sponsor of the Registrant has caused this Post-Effective Amendment No. 24 to the Separate Account I Registration Statement to be duly signed on behalf of the Registrant in the City of Austin, and the State of Texas, on the 28th day of April, 1998.


                        SEPARATE ACCOUNT I
                           (Registrant)

         By:  Investors Life Insurance Company
                of North America

               /s/ Roy F. Mitte
                   Roy F. Mitte
                 Chairman, President and Chief Executive Officer

Pursuant to the requirements of paragraph (b)(4) of Rule 485 under the Securities Act of 1933, the Registrant hereby certifies that this Post-Effective Amendment No. 24 meets all of the requirements for effectiveness pursuant to paragraph (b) of said Rule 485.

Pursuant to the requirements of the Securities Act of 1933, this Separate Account I Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

  /s/ Roy F. Mitte                   /s/ James M. Grace
      Roy F. Mitte                       James M. Grace
Principal Executive Officer        Principal Financial Officer
Director                           Principal Accounting Officer
                                   Director

 /s/ Eugene E. Payne                 /s/ Theodore A. Fleron
Eugene E. Payne                    Theodore A. Fleron
Director                           Director

 /s/ Jeffrey H. Demgen               /s/ Steven P. Schmitt
Jeffrey H. Demgen                  Steven P. Schmitt
Director                           Director

 /s/ Dale E. Mitte
Dale E. Mitte
Director







                          EXHIBIT INDEX




Exhibit No.        Page No.             Description

    1 *                      Resolution of board of
                             directors of Investors Life
                             Insurance Company of North
                             America authorizing the
                             establishment of the
                             registrant.

    2                        Not applicable

    3 (a) *                  Distribution Agreement between
                             Investors Life Insurance
                             Company of North America and
                             INA Security Corporation.

    3 (b) *                  Specimen Agreement between
                             principal distributor and
                             dealer.


    3 (c) *                  Specimen  Agreement between
                             principal distributor and its
                             agents (registered
                             representatives).

    4 (a) *                  Form of single premium variable
                             annuity contract.

    4 (b) **                 Form of flexible premium
                             variable annuity contract.

    4 (c) Form of endorsement conforming the single payment and flexible payment variable annuity contracts to the requirements of section 72(s) of the
                             Internal Revenue Code of 1954,
                             as amended by section 222(b) of
                             the Tax Reform Act of 1984.
                             Filed with Post-Effective
                             Amendment No. 4 (Form S-6)
                             dated March 1, 1985, and
                             incorporated herein by
                             reference.

 (a) *                        Form of application for single
                              payment variable annuity
                              contract.

 5 (b) **                     Form of application for
                              flexible payment variable
                              annuity contract.

 6 *                          Certificate of incorporation
                              and by-laws of Investors Life
                              Insurance Company of North
                              America.

 7                            Not applicable

 8 (a) *                      Participation Agreement between
                              Investors Life Insurance
                              Company of North America and
                              CIGNA Annuity Funds Group
                              (formerly CIGNA Annuity Fund,
                               Inc.).

 8 (b) *                      Expense Reimbursement Agreement
                              between Investors Life
                              Insurance Company of North
                              America and CIGNA Investments,
                              Inc. (formerly INA Capital
                              Management Corporation, Inc.).

  8 (c)                       Participation Agreement between
                              Investors Life Insurance
                              Company of North America,
                              Putnam Capital Manager Trust
                              and Putnam Mutual Funds Corp.
                              Filed with Post- Effective
                              Amendment No. 20 dated April
                              14, 1995 and incorporated by
                              reference.

  8(d)                        Administrative Services
                              Agreement between Investors
                              Life Insurance Company of North
                              America and Putnam Investment
                              Management, Inc.).  Filed with
                              Post- Effective Amendment No.
                              20 dated April 14, 1995 and
                              incorporated by reference.




    9 Opinion of counsel as to the legality of the securities filed with Pre-Effective:
                             Amendment (Form S-6) dated June
                             3, 1982, and incorporated by
                             reference.


    10(a)                    Consent of Independent
                             Accountants

    11                       Not Applicable

    12                       Not Applicable

    13                       Schedule for computation of
                             performance returns.  Filed
                             with Post-Effective Amendment
                             No. 11 (Form N-4), and
                             incorporated herein by
                             reference.



     *  Filed as an exhibit to Amendment No. 1 to Form N-8B-2
    (File No. 811-3470) dated July 7, 1982, and incorporated herein by reference.

    **  Filed as an exhibit to Amendment No. 3 to Form N-8B-2
    (File No. 811-3470) dated September 24, 1982, and incorporated herein by reference.

                CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the use in the Statement of Additional Information constituting part of this Post-Effective Amendment No. 24 to the Registration Statement on Form N-4 (No. 2-77712) of our report dated March 27, 1998 relating to the statutory financial statements of Investors Life Insurance Company of North America and of our report dated February 20, 1998 relating to the financial statements of Investors Life Insurance Company of North America Separate Account I, which appear in such Statement of Additional Information.


Price Waterhouse LLP
Dallas, Texas
April 24, 1998